                     LOOMIS SAYLES TAX-MANAGED EQUITY FUND
                 (formerly, the Loomis Sayles Provident Fund)

 Supplement dated September 15, 2003 to the Loomis Sayles Funds I Equity Funds
     Prospectus (formerly, the Loomis Sayles Investment Trust Equity Funds Prospectus), as supplemented from time to time, dated February 1, 2003 (the
"Prospectus"). This Supplement, taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds II (formerly, Loomis Sayles Funds).

 This Supplement relates solely to the Loomis Sayles Tax-Managed Equity Fund. This Supplement does not relate to the Loomis Sayles Mid Cap Growth Fund or the
     Loomis Sayles Small Company Growth Fund. Shareholders and prospective shareholders of the Loomis Sayles Mid Cap Growth Fund or the Loomis Sayles
           Small Company Growth Fund may disregard this Supplement.

On June 12, 2003, the Board of Trustees of Loomis Sayles Funds I (formerly, Loomis Sayles Investment Trust) (the "Trust") and Loomis Sayles Funds II (formerly, Loomis Sayles Funds), a registered, open-end management investment company ("LSF II" and, together with the Trust, the "Trusts"), approved the reorganization (the "Reorganization") of the Loomis Sayles Tax-Managed Equity Fund (formerly, the Loomis Sayles Provident Fund) (the "Predecessor Fund"), a series of the Trust, into a series of LSF II. Effective on or about September 12, 2003 (the "Effective Date"), the Predecessor Fund will cease to be a series of the Trust and will become a series of LSF II (the "Successor Fund" or the "Fund"). Consequently, shareholders of the Predecessor Fund will become shareholders of the same share class of the Successor Fund. The effectiveness of the Predecessor Fund's Reorganization is subject to several conditions, but is not subject to the approval of its shareholders.

The Successor Fund will be identical to the Predecessor Fund, except as discussed below. As such, the Prospectus of the Predecessor Fund, as modified by this Supplement, will be used to offer and sell shares of the Successor Fund. Disclosure in the Prospectus relating to the Predecessor Fund applies to the Successor Fund, except as set forth therein or in this Supplement. This Supplement does not modify any disclosure with respect to the Loomis Sayles Mid Cap Growth Fund or the Loomis Sayles Small Company Growth Fund.

Prospectus Changes Effective on Effective Date

Changes to the Prospectus:

          . Any references in the Prospectus to the following address: "P.O. Box 8314, Boston, MA 02266-8314", shall be replaced with a reference to "P.O. Box 219594, Kansas City, MO 61421-9594".

          . Any references in the Prospectus to the following telephone number: "888-226-9699", shall be replaced with a reference to "800-633-3330".

          . For purposes of the Loomis Sayles Tax-Managed Equity Fund, any reference in the Prospectus to "Loomis Sayles Funds I" shall be replaced with a reference to "Loomis Sayles Funds II". For example, under the section entitled "GENERAL INFORMATION", under the sub-section entitled "How to Purchase Shares", the address provided for purchasing shares of the Loomis Sayles Tax-Managed Equity Fund should be replaced with Loomis Sayles Funds II, P.O. Box 219594, Kansas City, MO 61421-9594.

          . References to the Fund's shares in the Prospectus refer to the Fund's Institutional Class shares.

                                                                     SUTXM-0903

THE RISK/RETURN SUMMARY FOR THE LOOMIS SAYLES TAX-MANAGED EQUITY FUND IS REVISED AS FOLLOWS

The text under and including the heading "BAR CHART" is replaced with the following text:

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares. Prior to May 12, 2003, the Fund's name was the Loomis Sayles Provident Fund and the Fund was managed using different investment strategies./1,3/

                                    [CHART]

Total Return

1996/2/   1997/2/   1998   1999   2000    2001    2002
-------   -------  -----  -----  -----  ------  ------
 15.6%     15.7%   34.2%  18.6%  17.4%  -11.7%  -13.0%


The Fund's year-to-date total return through June 30, 2003: up 7.85%/3/

/1/ The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997. Prior to May 27, 1999, the Fund's name was the Loomis Sayles Core Growth Fund.
/3/ The annual total returns shown reflect the results of the Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund") through December 31, 2002. The year-to-date total return shown reflects the results of the Predecessor Fund from January 1, 2003 through June 30, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund on September 12, 2003.

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.1% (fourth quarter, 1998), and the Fund's worst quarter was down 12.5% (third quarter, 2002).

The text under and including the heading "PERFORMANCE TABLE" is replaced with the following text:

PERFORMANCE TABLE The following table compares the performance of the Fund's Institutional Class shares (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1,2/

--------------------------------------------------------------------------------
                                                              Since Inception/3/
                                              1 Year  5 Years     (10/1/95)
--------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
RETURN BEFORE TAXES - INSTITUTIONAL CLASS     -12.95%   7.51%       9.49%
RETURN AFTER TAXES - INSTITUTIONAL CLASS/4/
  Return After Taxes on Distributions         -13.11%   2.36%       5.47%
  Return After Taxes on Distributions and
   Sale of Fund Shares                         -7.95%   4.68%       6.69%
STANDARD & POOR'S 500 INDEX                   -22.10%  -0.59%       7.49%/5/

(Index returns reflect no deduction for fees, expenses or taxes)

/1/ The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ Average annual total returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through December 31, 2002.
/3/ The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
/4/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/5/ Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.

Within the section entitled "MANAGEMENT", under the sub-section entitled "Investment Adviser", the first paragraph is replaced with the following text:

          . The Board of Trustees of Loomis Sayles Funds I (in the case of the Loomis Sayles Tax-Managed Equity Fund, the Board of Trustees of Loomis Sayles Funds II) oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02110.

Within the section entitled "GENERAL INFORMATION", following the sub-section entitled "How to Redeem Shares", the following new sub-section is added:

          .   HOW TO EXCHANGE SHARES

              You may exchange Retail Class shares of your Fund, subject to investment minimums, for Retail Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust, which is advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund, subject to investment minimums, for Admin Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Admin Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust. You may exchange Institutional Class shares of your Fund, subject to investment minimums, for Institutional Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Institutional Class shares, for Class Y shares of any other series of Loomis Sayles Funds II, any series of Loomis Sayles

              Funds I or any CDC Nvest Fund that offers Class Y shares or for Class A shares of the CDC Nvest Cash Management Trust or CDC Nvest Tax Exempt Money Market Trust, which is also advised by CDC IXIS Asset Management Advisers, L.P.

Within the section entitled "GENERAL INFORMATION", the paragraph of the sub-section entitled "How to Purchase Shares", is revised to read as follows:

The minimum initial investment for the Loomis Sayles Small Company Growth Fund is $3,000,000. The minimum initial investment for the Loomis Sayles Mid Cap Growth Fund is $2,500,000. The minimum initial investment for the Loomis Sayles Tax-Managed Equity Fund is $250,000. Each subsequent investment must be at least $50,000.

Within the section entitled "FINANCIAL HIGHLIGHTS", the first sentence of the second paragraph under the heading is replaced by the following sentence:

This information has been audited by PricewaterhouseCoopers LLP, except for the information for the semi-annual period ending March 31, 2003, which is unaudited.

Within the section entitled "FINANCIAL HIGHLIGHTS", the text under and including the heading "Loomis Sayles Tax-Managed Equity Fund", is replaced with the following text:

LOOMIS SAYLES TAX-MANAGED EQUITY FUND/1/

                                                    For the Period
                                                    Sept. 30, 2002                         Year Ended
                                                          to       ----------------------------------------------------------
                                                    Mar. 31, 2003  Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,  Dec. 31,
                                                     (unaudited)     2002      2001      2000      1999      1998*      1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 6.78      $  7.67   $ 11.16   $ 13.46   $ 13.59   $ 12.26   $ 11.48
                                                        ------      -------   -------   -------   -------   -------   -------
Income (loss) from investment operations--
 Net investment income (loss)                             0.03#        0.06#     0.12#     0.12      0.04      0.10      0.10
 Net realized and unrealized gain (loss) on
   investments                                           (0.01)       (0.81)    (1.60)     2.43      3.87      1.23      1.68
                                                        ------      -------   -------   -------   -------   -------   -------
   Total from investment operations                       0.02        (0.75)    (1.48)     2.55      3.91      1.33      1.78
                                                        ------      -------   -------   -------   -------   -------   -------
Less distributions--
 Dividends from net investment income                    (0.03)       (0.14)    (0.09)    (0.07)    (0.10)     0.00     (0.10)
 Distributions from net realized capital gains            0.00         0.00     (1.92)    (4.78)    (3.94)     0.00     (0.90)
                                                        ------      -------   -------   -------   -------   -------   -------
   Total distributions                                   (0.03)       (0.14)    (2.01)    (4.85)    (4.04)     0.00     (1.00)
                                                        ------      -------   -------   -------   -------   -------   -------
Net asset value, end of period                          $ 6.77      $  6.78   $  7.67   $ 11.16   $ 13.46   $ 13.59   $ 12.26
                                                        ======      =======   =======   =======   =======   =======   =======
Total return (%)**                                         0.3+       (10.1)    (15.9)     25.3      31.7      10.9+     15.7
Net assets, end of period (000)                         $1,976      $17,426   $19,211   $23,718   $21,886   $20,910   $38,544
Ratio of net expenses to average net assets (%)***        0.65++       0.65      0.65      0.65      0.65      0.65++    0.65
Ratio of gross expenses to average net assets (%)         1.30++       1.14      1.05      0.95      1.00      1.03++    0.89
Ratio of net investment income (loss) to average
 net assets (%)                                           0.87++       0.72      1.29      1.00      0.30      0.74++    0.87
Portfolio turnover rate (%)                                117+         188       300       356       250        96+      109

/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund"). The assets and liabilities of the Predecessor Fund were reorganized into the Fund on September 12, 2003.
  * For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
  ** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 *** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
  +  Periods less than one year are not annualized.
  ++ Annualized for periods less than one year.
  # Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

Within the section entitled "MORE INFORMATION ABOUT THE FUNDS", the following changes are made:

          . The last sentence of the fourth paragraph under this section, which states "You may need to refer to the Funds' file number, which is listed at the bottom of this page", is amended to read as follows:

              You may need to refer to the Fund's file number, which is listed at the bottom of this page.

          . The text following the fourth paragraph under this section is replaced in its entirety with the following text:

                 Loomis Sayles Tax-Managed Equity Fund
                 File No. 811-6241

                 All Other Funds
                 File No. 811-8282

                 P.O. Box 219594
                 Kansas City, MO 61421-9594
                 800-633-3330
                 www.loomissayles.com

ADDITIONAL INFORMATION:

On May 7, 2003, the Board of Trustees of the Trust (the "Board") approved a new tax-managed approach as a principal investment strategy for the Fund to become effective June 1, 2003. In light of this new investment strategy, the Board also voted to change the name of the Fund to the Loomis Sayles Tax-Managed Equity Fund. As a result of these changes, effective June 1, 2003, the "Principal Investment Strategies" and "Principal Risks" sections of the Fund's Prospectus are revised to read as follows:

Principal Investment Strategies. The Fund invests primarily in common stocks and other equity securities. The Fund may invest in companies of any size. In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such tax. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has an unrealized loss, minimizing portfolio turnover, and identifying tax lots when selling part of a portfolio position.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash flow ratios.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts and Rule 144A securities.

Principal Risks. Among the principal risks of investing in the Fund are the following:

  . Market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);

  . Liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them);

  . Interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);

  . Management risk (the risk that Loomis Sayles' investment techniques, including any techniques designed to minimize the effect of U.S. federal income tax on investment returns, will be unsuccessful and may cause the Fund to incur losses);

  . Credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

  . Tax risk (the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal income tax on investment returns); and

  . Derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment).

Effective June 1, 2003, Mark Shank, Vice President of Loomis Sayles, joined Robert Ix as co-portfolio manager of the Fund. Mr. Shank has been employed at Loomis Sayles since 1983.

Effective July 1, 2003, the Trusts' distributor changed to CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. All reference to Loomis Sayles Distributors, L.P. in the Prospectus are replaced with CDC IXIS Asset Management Distributors, L.P. CDC IXIS Asset Management Distributors, L.P. is affiliated with Loomis, Sayles & Company, L.P., the investment adviser to the Trusts' series.

Effective July 1, 2003 the names of the Trusts changed as follows:

              Former Name               New Name
              -----------               --------
              Loomis Sayles Funds       Loomis Sayles Funds II
              Loomis Sayles Investment  Loomis Sayles Funds I
              Trust

                                              LOOMIS SAYLES MID CAP GROWTH FUND

                                                   LOOMIS SAYLES PROVIDENT FUND

                                        LOOMIS SAYLES SMALL COMPANY GROWTH FUND

[LOGO] LOOMIS SAYLES Investment Trust

                                                  prospectus . february 1, 2003

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

TABLE OF CONTENTS


           RISK/RETURN SUMMARY                                     1
             General Information.................................  1
             Loomis Sayles Mid Cap Growth Fund...................  2
             Loomis Sayles Provident Fund........................  4
             Loomis Sayles Small Company Growth Fund.............  6
             Summary of Principal Risks..........................  8

           EXPENSES OF THE FUNDS                                  11

           MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK
           CONSIDERATIONS                                         12

           MANAGEMENT                                             21
             Investment Adviser.................................. 21
             Distribution Plan................................... 21
             Portfolio Managers.................................. 21

           GENERAL INFORMATION                                    23
             Pricing............................................. 23
             How to Purchase Shares.............................. 23
             How to Redeem Shares................................ 25
             Dividends and Distributions......................... 26
             Tax Consequences.................................... 26

           FINANCIAL HIGHLIGHTS                                   28

RISK/RETURN SUMMARY

general information

   The following is a summary of certain key information about the Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

   This Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. Each Fund's summary pages include a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after these summary pages.

   More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

   The Risk/Return Summary includes bar charts showing the Funds' annual returns and tables showing the Funds' average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:
.. how the Fund's performance varied from year-to-year over the life of the
  Fund; and
.. how the Fund's average annual returns for one year, five years (if applicable), and over the life of the Fund compared to those of a broad-based securities market index.

   A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

   You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
loomis sayles mid cap growth fund

   Investment Objective The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

   Principal Investment Strategies The Fund invests primarily in common stocks or other equity securities (which may include securities offered in secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

   The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

   Principal Risks Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

   Bar Chart The following bar chart shows the Fund's performance for its first full calendar year of performance./1/

                                    [CHART]

 2002
------
-36.5%


   The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was down 1.27%, (fourth, quarter 2002) and the Fund's worst quarter was down 19.83% (second, quarter 2002).

   Performance Table The following table compares the performance of the Fund (before and after taxes) to the Russell Midcap Growth Index. The index is unmanaged, has no operating costs, and is included to facilitate your comparison of the Fund's performance to a broad-based market index with similar objectives. The Russell Midcap Growth Index is comprised of those Russell 2000 companies with higher price-to-book and higher forecasted growth values.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                                              1 Year  (2/28/01)
-------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund (Return Before Taxes)       -36.50%  -33.79%
Return After Taxes/2/
 Return After Taxes on Distributions                          -36.50%  -33.79%
 Return After Taxes on Distributions and Sale of Fund Shares  -22.41%  -26.00%
Russell Midcap Growth Index                                   -27.41%  -20.08%3

(Index returns reflect no deduction for fees, expenses or taxes)
1 The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
loomis sayles provident fund

   Investment Objective The Fund's investment objective is long-term capital growth.

   Principal Investment Strategies The Fund invests primarily in common stocks or other equity securities. The Fund may invest in companies of any size.

   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimates over the next several years. In addition, Loomis Sayles may use a variety of valuation measures including a companies price-to-earnings, price-to-book and price to cash flow ratios.

   The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts, and Rule 144A securities.

   Principal Risks Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them);
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund); and
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment).

   Bar Chart The following bar chart shows year-to-year changes in the performance of the Fund. Until May 27, 1999, the Fund's name was the Loomis Sayles Core Growth Fund./2 /

                                    [CHART]


1996/1/   1997/1/   1998    1999    2000    2001     2002
-------   -------  ------  ------  ------  -------  ------
 15.6%     15.7%   34.2%   18.6%   17.4%   -11.7%   -13.0%

   The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.1% (fourth quarter, 1998), and the Fund's worst quarter was down 12.5% (third quarter, 2002).

   Performance Table The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/2/

------------------------------------------------------------------------------------------
                                                                                 Since
                                                                               Inception
                                                               1 year  5 years (10/1/95)1
------------------------------------------------------------------------------------------
Loomis Sayles Provident Fund (Return Before Taxes)             -12.95%   7.51%    9.49%
Returns After Taxes/3/
 Returns After Taxes on Distributions                          -13.11%   2.36%    5.47%
 Returns After Taxes on Distributions and Sale of Fund Shares   -7.95%   4.68%    6.69%
Standard & Poor's 500 Index                                    -22.10%  -0.59%    7.49%/4/

   (Index returns reflect no deduction for fees, expenses or taxes)
1 The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
2 The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/4/ Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
loomis sayles small company growth fund

   Investment Objective The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

   Principal Investment Strategies The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the remainder of its assets in companies of any size, including larger capitalization companies.

   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

   The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

   Principal Risks Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Bar Chart The following bar chart shows year-to-year changes in the performance for the Fund/1/.

                                    [CHART]

 2000    2001    2002
------  ------  ------
-15.4%  -32.3%  -40.1%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 24.2% (fourth quarter, 2001), and the Fund's worst quarter was down 30.7% (first quarter, 2001).

Performance Table The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Growth Index. These indexes are unmanaged, have no operating costs, and are included to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of those Russell 2000 companies with higher price-to-book and higher forecasted growth values.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002/1/

---------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                                              1 Year  (5/7/99)
---------------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund (Return Before Taxes) -40.12%  -12.69%
Return After Taxes/2/
 Return After Taxes on Distributions                          -40.12%  -12.80%
 Return After Taxes on Distributions and Sale of Fund Shares  -24.63%   -9.74%
Russell 2000 Index                                            -20.48%   -1.96%/3/
Russell 2000 Growth Index                                     -30.26%  -10.84%/3/

(Index returns reflect no deduction for fees, expenses or taxes)
1 The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the after tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/ Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

SUMMARY OF PRINCIPAL RISKS

   The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

market risk

   This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

   Market risk generally is greater for Funds that invest substantially in small and medium-sized companies, such as the Loomis Sayles Mid Cap Growth Fund, and the Loomis Sayles Small Company Growth Fund, since these companies tend to be more vulnerable to adverse developments than large companies.

foreign risk

   This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

   The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

   Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

currency risk

   This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

leveraging risk

   When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

derivatives risk

   Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

liquidity risk

   Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

management risk

   Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

credit risk

   This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

   Funds that invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

interest rate risk

   This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

   The Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities.

EXPENSES OF THE FUNDS

   The following tables present the expenses that you would pay if you buy and hold shares of a Fund.

   None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                     Total Annual        Fee
                                                             Fund    Waiver/
                    Management Distribution    Other    Operating Reimburse-       Net
Fund                      Fees (12b-1) Fees Expenses     Expenses      ment* Expenses*
--------------------------------------------------------------------------------------
Loomis Sayles Mid
Cap Growth Fund       0.75%        none       1.13       1.88        0.98      0.90%
--------------------------------------------------------------------------------------
Loomis Sayles
Provident Fund        0.50%        none       0.64       1.14        0.49      0.65%
--------------------------------------------------------------------------------------
Loomis Sayles Small
Company Growth
Fund                  0.75%        none       0.32       1.07        0.17      0.90%
--------------------------------------------------------------------------------------

* Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.

example

   The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

   This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


Fund                                    1 year* 3 years* 5 years* 10 years*
---------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund         92      496      925      2,121
---------------------------------------------------------------------------
Loomis Sayles Provident Fund              66      314      580      1,342
---------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund   92      323      574      1,290
---------------------------------------------------------------------------

* Expenses shown for the Funds include the fee waiver/reimbursement for the first year of each period.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND
RISK CONSIDERATIONS

   This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies may be changed without a vote of the Fund's shareholders.

   Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

   To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

   Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

temporary defensive strategies

   For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

portfolio turnover

   Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

common stocks and other equity securities

   Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

      Growth Stocks Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Mid Cap Growth Fund, the Loomis Sayles Provident Fund, and the Loomis Sayles Small Company Growth Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

      Value Stocks Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

when-issued securities

   A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

real estate investment trusts

   Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

   REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

   A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

rule 144a securities

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

foreign securities

   Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

   A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

   In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

   In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

foreign currency hedging transactions

   Foreign currency hedging transactions may allow a Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

   Foreign currency transactions involve costs and may result in losses.

options and futures transactions

   Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

   Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

   A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

   The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

   The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

   The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

repurchase agreements

   In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

securities lending

   Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

   Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

investment companies

   Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of the Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

u.s. government securities

   U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

   Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

   Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

   Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

(for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

   In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

zero coupon securities

   Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If a Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

convertible securities

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

MANAGEMENT

investment adviser

   The Board of Trustees of Loomis Sayles Investment Trust oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

   Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

   As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:


Fund                                    Management Fee
------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund......     0.75%
------------------------------------------------------
Loomis Sayles Provident Fund...........     0.50%
------------------------------------------------------
Loomis Sayles Small Company Growth Fund     0.75%
------------------------------------------------------

   Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.

distribution plan

   Loomis Sayles Investment Trust (the "Trust") has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of various funds of the Trust. Loomis Sayles Distributors, L.P. receives no fees under this agreement.

portfolio managers

   The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.




[LOGO] LOOMIS SAYLES INVESTMENT TRUST

   Loomis Sayles Mid Cap Growth Fund Christopher R. Ely, Philip C. Fine, and David L. Smith, Vice Presidents of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since its inception in 2001.

   Loomis Sayles Provident Fund Robert Ix, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since September, 2002. Prior to joining Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York.

   Loomis Sayles Small Company Growth Fund Christopher R. Ely, Philip C. Fine, and David L. Smith have served as portfolio managers of the Fund since its inception in 1999.

GENERAL INFORMATION

pricing

   The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.

   Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

   Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.

how to purchase shares

   You can buy shares of each Fund by submitting a completed application form and payment to Loomis Sayles Funds at the following address:

    Loomis Sayles Funds
    PO Box 8314
    Boston, MA 02266-8314

   For an application form, or if you have questions, you may call Loomis Sayles Funds at 888-226-9699.

   Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

   Shares of each Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles Funds, or (3) a combination of such methods.

   All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. In addition, the Funds will not accept checks drawn on credit cards. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

   You also may wire subsequent investments by using the following wire instructions:

    State Street Bank and Trust Company
    Boston, MA 02101
    ABA No. 011000028
    DDA 9904-622-9
    Mutual Funds f/b/o Loomis Sayles Investment Trust
    (Name of Fund)
    (Your Name)
    (Your account number)

   Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, the Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market.

The minimum initial investment for the Loomis Sayles Small Company Growth Fund is $3,000,000. The minimum initial investment for the Loomis Sayles Mid Cap Growth Fund and the Loomis Sayles Provident Fund is $2,500,000. Each subsequent investment must be at least $50,000.

   Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion.

   In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 888-226-9699.

   This program will continue in effect, unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your request via letter to Loomis Sayles Funds, P.O. Box 8314, Boston MA 02266-8314 and we will resume separate mailings within 30 days of your request.

how to redeem shares

   You can redeem shares of each Fund any day the NYSE is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

   Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

   You may make redemptions from each Fund by sending a written request that includes the name of the Fund, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to Loomis Sayles Funds at the following address:

    Loomis Sayles Funds
    PO Box 8314
    Boston, MA 02266-8314

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).

   Redemption by the Funds If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

dividends and distributions

   It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each of the Funds generally declares and pays such dividends annually. Each Fund also distributes all of its net realized capital gains after applying any capital loss carryforwards. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which each Fund declares or pays dividends.

   You may choose to:
.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of the distributions or have the distributions transferred through Automated Clearing House
  ("ACH") to a bank of your choice.

   If you do not select an option when you open your account, all distributions will be reinvested.

tax consequences

   The discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences. You should consult your tax adviser for more information on how an investment in a Fund will affect your own tax situation. Because the Funds are designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, the Funds are not managed with a view to reducing taxes.

   Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

   The discussion below, to the extent relating to shareholder-level consequences, relates solely to taxable shareholders.

   Distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of net short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, less any net long-term capital losses, are taxable as ordinary income. Properly designated distributions of net long-term capital gains, which result from the sale of securities that a Fund had held for more than one year, less any net short-term capital losses, are taxable as long-term capital gains (generally, taxable at a maximum rate of 20%).

   Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

   A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. You may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

   A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   In addition to income tax on a Fund's distributions, any gain that results if your shares are sold or redeemed generally is subject to income tax. (An exchange of Fund shares for shares of another Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.)

   The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
financial highlights

   The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

   This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 888-226-9699.

LOOMIS SAYLES MID CAP GROWTH FUND

                                                              Year Ended    Feb. 28* to
                                                            Sept. 30, 2002 Sept. 30, 2001
-----------------------------------------------------------------------------------------
Net asset value, beginning of period.......................     $ 5.99         $10.00
                                                                ------         ------
Income from investment operations--........................
  Net investment income (loss).............................      (0.05)#        (0.03)#
  Net realized and unrealized gain (loss) on investments...      (1.20)         (3.98)
                                                                ------         ------
   Total from investment operations........................      (1.25)         (4.01)
                                                                ------         ------
Net asset value, end of period.............................     $ 4.74         $ 5.99
                                                                ======         ======
Total return (%)**.........................................      (20.9)         (40.1)+
Net assets, end of period (000)............................     $5,929         $7,483
Ratio of net expenses to average net assets (%)***.........       0.90           0.90++
Ratio of gross expenses to average net assets (%)                 1.88           1.93++
Ratio of net investment income (loss) to average net assets
 (%).......................................................      (0.81)         (0.62)++
Portfolio turnover rate (%)................................        216            145+

*  Commencement of operations on February 28, 2001.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



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                                      29

LOOMIS SAYLES PROVIDENT FUND

                                                       Year Ended
                               ----------------------------------------------------------
                               Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,  Dec. 31,
                                 2002      2001      2000      1999      1998*      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................  $  7.67   $ 11.16   $ 13.46   $ 13.59   $ 12.26   $ 11.48
                                -------   -------   -------   -------   -------   -------
Income from investment
 operations--.................
  Net investment income
   (loss).....................     0.06#     0.12#     0.12      0.04      0.10      0.10
  Net realized and unrealized
   gain (loss) on
   investments................    (0.81)    (1.60)     2.43      3.87      1.23      1.68
                                -------   -------   -------   -------   -------   -------
   Total from investment
    operations................    (0.75)    (1.48)     2.55      3.91      1.33      1.78
                                -------   -------   -------   -------   -------   -------
Less distributions--..........
  Dividends from net
   investment income..........    (0.14)    (0.09)    (0.07)    (0.10)     0.00     (0.10)
  Distributions from net
   realized capital gains.....     0.00     (1.92)    (4.78)    (3.94)     0.00     (0.90)
                                -------   -------   -------   -------   -------   -------
   Total distributions........    (0.14)    (2.01)    (4.85)    (4.04)     0.00     (1.00)
                                -------   -------   -------   -------   -------   -------
Net asset value, end of
 period.......................  $  6.78   $  7.67   $ 11.16   $ 13.46   $ 13.59   $ 12.26
                                =======   =======   =======   =======   =======   =======
Total return (%)**............    (10.1)    (15.9)     25.3      31.7      10.9+     15.7
Net assets, end of period
 (000)........................  $17,426   $19,211   $23,718   $21,886   $20,910   $38,544
Ratio of net expenses to
 average net assets
 (%)***.......................     0.65      0.65      0.65      0.65      0.65++    0.65
Ratio of gross expenses to
 average net assets (%).......     1.14      1.05      0.95      1.00      1.03++    0.89
Ratio of net investment
 income (loss) to average
 net assets (%)...............     0.72      1.29      1.00      0.30      0.74++    0.87
Portfolio turnover rate (%)...      188       300       356       250        96+      109

  * For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
  ** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 *** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
  +  Periods less than one year are not annualized.
  ++ Annualized for periods less than one year.
  # Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                                           Year Ended
                                                 -----------------------------
                                                   Sept.                        May 7* to
                                                    30,    Sept. 30,  Sept. 30, Sept. 30,
                                                   2002      2001       2000      1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of period............ $  8.07    $ 19.78   $  11.67   $ 10.00
                                                 -------    -------   --------   -------
Income from investment operations--.............
  Net investment income (loss)..................   (0.07)#    (0.07)#    (0.06)    (0.01)
  Net realized and unrealized gain (loss) on
   investments..................................   (2.23)    (11.45)      8.17      1.68
                                                 -------    -------   --------   -------
   Total from investment operations.............   (2.30)    (11.52)      8.11      1.67
                                                 -------    -------   --------   -------
Less distributions--............................
  Distributions from net realized capital gains.    0.00      (0.19)      0.00      0.00
                                                 -------    -------   --------   -------
Net asset value, end of period.................. $  5.77    $  8.07   $  19.78   $ 11.67
                                                 =======    =======   ========   =======
Total return (%)**..............................   (28.5)     (58.6)      69.5      16.7+
Net assets, end of period (000)................. $48,014    $69,710   $133,784   $17,674
Ratio of net net expenses to average net
 assets (%)***..................................    0.90       0.90       0.90      0.90++
Ratio of gross expenses to average net assets
 (%)............................................    1.07       1.02       0.99      2.17++
Ratio of net investment income (loss) to average
 net assets (%).................................   (0.82)     (0.61)     (0.51)    (0.51)++
Portfolio turnover rate (%).....................     157        150        174        56+

  *  Commencement of operations on May 7, 1999.
  ** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 *** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
  +  Periods less than one year are not annualized.
  ++ Annualized for periods less than one year.
  # Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

   For more information about the Funds:

   The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI, the auditor's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

   In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

   You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

   You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.

   Loomis Sayles Investment Trust
   One Financial Center
   Boston, MA 02111
   888-226-9699
   www.loomissayles.com

   File No. 811-8282

[LOGO] Loomis Sayles
LOOMIS SAYLES INVESTMENT TRUST
One Financial Center
Boston MA 02111

Telephone (888) 226-9699
www.loomissayles.com

                        LOOMIS SAYLES HIGH INCOME FUND
                LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND
                      LOOMIS SAYLES STRATEGIC INCOME FUND

  Supplement dated September 15, 2003 to the CDC Nvest Income Funds Classes A,
                               B and C Prospectus
  dated May 1, 2003, as supplemented from time to time (the "Prospectus"). This
                                   Supplement,
  taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and
                      Loomis Sayles Strategic Income Fund,
                    each a series of Loomis Sayles Funds II.

This Supplement relates only to Classes A, B and C shares of the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Strategic Income Fund (formerly the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund, respectively). This Supplement does not relate to or modify any disclosure with respect to the Loomis Sayles Core Plus Bond Fund or Loomis Sayles Government Securities Fund (formerly the CDC Nvest Bond Income Fund or CDC Nvest Government Securities Fund, respectively). Shareholders and prospective shareholders of the Loomis Sayles Core Plus Bond Fund and Loomis Sayles Government Securities Fund may disregard this Supplement.

On June 12, 2003, the Board of Trustees of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "CDC Nvest Trusts") and Loomis Sayles Funds II (the "Trust", formerly, Loomis Sayles Funds) approved the reorganization (each, a "Reorganization") of certain series of the CDC Nvest Trusts into the Trust, a registered, open-end management investment company. Effective on or about September 12, 2003 (the "Effective Date"), the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund (the "Predecessor Funds") will cease to be series of the CDC Nvest Trusts, and will become, respectively, the Loomis Sayles High Income Fund, the Loomis Sayles Limited Term U.S. Government Fund and the Loomis Sayles Strategic Income Fund, each a series of the Trust (the "Successor Funds" or the "Funds"). Consequently, shareholders of the Predecessor Funds will become shareholders of the same class of shares of the Successor Funds. The effectiveness of each Predecessor Fund's Reorganization is subject to several conditions, including the approval of the shareholders of the relevant Predecessor Fund, but is not subject to consummation of any other Reorganization.

The Successor Funds will be identical to the Predecessor Funds, except as discussed below. Therefore, the Prospectus of the Predecessor Funds, as modified by this Supplement, will be used to offer and sell shares of the Successor Funds. Disclosure in the Prospectus relating to the Predecessor Funds applies to the Successor Funds, except as set forth in the Prospectus. This supplement does not modify any disclosure with respect to the Loomis Sayles Core Plus Bond Fund or Loomis Sayles Government Securities Fund (formerly the CDC Nvest Bond Income Fund and CDC Nvest Government Securities Fund, respectively).

Prospectus Changes Effective as of the Effective Date

NAME CHANGES

  . As of the Effective Date, all references to "CDC Nvest High Income Fund", "CDC Nvest Limited Term U.S. Government Fund" and "CDC Nvest Strategic Income Fund" are replaced with, respectively, "Loomis Sayles High Income Fund," "Loomis Sayles Limited Term U.S. Government Fund" and "Loomis Sayles Strategic Income Fund."

  . Similarly, as of the Effective Date, the Investment Company Act File Number for the Funds will be 811-6241.

                                                                     SP199-0903

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", UNDER THE "ADVISER" AND "SUBADVISER" SUBSECTIONS, THE DESCRIPTION OF THE ADVISER AND THE SUBADVISER FOR EACH OF THE FUNDS IS REVISED AS FOLLOWS:

  . "Loomis, Sayles & Company, L.P. ("Loomis Sayles")" replaces "CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")" as the adviser to the Loomis Sayles High Income Fund, the Loomis Sayles Limited Term U.S. Government Fund, and the Loomis Sayles Strategic Income Fund. The references to Loomis Sayles as each Fund's subadviser are deleted.

FUND SUMMARY FOR THE LOOMIS SAYLES HIGH INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

(total return)+

1993    1994    1995    1996    1997    1998    1999     2000   2001     2002
-----   -----   -----   -----   -----   -----   -----   ------  ------   ------
 9.2%   -3.6%   30.8%   19.9%   24.2%   12.6%   42.2%   -16.2%  -24.8%   -23.1%


More recent return information (1/1/03-6/30/03): up 16.79%+

(delta) Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
N  Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

+ The returns shown reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt.+ You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

                                                                       Since     Since
                                                                      Class B   Class C
                                             Past 1  Past 5  Past 10 Inception Inception
Average Annual Total Returns+                 Year   Years    Years  (9/20/93) (3/2/98)
(for the periods ended December 31, 2002)    ------  ------  ------- --------- ---------
----------------------------------------------------------------------------------------
Class A--Return Before Taxes                 -12.91%  -7.78%   1.08%      --        --
----------------------------------------------------------------------------------------
 Return After Taxes on Distributions*        -15.84% -11.48%  -2.76%      --        --
----------------------------------------------------------------------------------------
 Return After Taxes on Distributions & Sales
   of Fund Shares*                            -7.90%  -7.29%   0.66%      --        --
----------------------------------------------------------------------------------------
Class B--Return Before Taxes                 -13.86%  -7.83%     --    -0.23%       --
----------------------------------------------------------------------------------------
Class C--Return Before Taxes                 -11.26%     --      --       --     -8.34%
----------------------------------------------------------------------------------------
Lehman Brothers High Yield Composite
  Index**                                     -1.41%   0.38%   5.86%    4.98%    -2.35%
                                             ------  ------   -----    -----     -----

+ The returns shown reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 9/30/93 for Class B shares and 3/31/98 for Class C shares of the Fund's predecessor. Class A shares of the Fund's predecessor commenced operations 2/22/84.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

FUND SUMMARY FOR THE LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

Total Return+

1993    1994    1995   1996   1997   1998    1999   2000   2001   2002
-----  ------  ------  -----  -----  -----  ------  -----  -----  -----
7.10%  -2.22%  13.02%  2.38%  7.27%  6.46%  -0.67%  8.34%  6.86%  8.18%


More recent return information (1/1/03-6/30/03): up 1.36%+

(delta) Highest Quarterly Return: Third Quarter 1998, up 4.63%
N   Lowest Quarterly Return: First Quarter 1994, down 1.62%

+ The returns shown reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years.+ You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

                                                                  Since   Since Class
                                                                 Class B       C
                                          Past 1 Past 5 Past 10 Inception  Inception
Average Annual Total Returns+              Year  Years   Years  (9/27/93) (12/30/94)
(for the periods ended December 31, 2002) ------ ------ ------- --------- -----------
-------------------------------------------------------------------------------------
 Class A--Return Before Taxes              4.94%  5.14%  5.19%      --         --
-------------------------------------------------------------------------------------
  Return After Taxes on Distributions*     3.08%  2.90%  2.72%      --         --
-------------------------------------------------------------------------------------
  Return After Taxes on Distributions &
    Sales of Fund Shares*                  2.99%  2.96%  2.86%      --         --
-------------------------------------------------------------------------------------
 Class B--Return Before Taxes              2.49%  4.78%    --     4.50%
-------------------------------------------------------------------------------------
 Class C--Return Before Taxes              5.45%  4.88%    --       --       5.47%
-------------------------------------------------------------------------------------
 Lehman Int. Gov't Bond Index**            9.64%  7.44%  6.91%    6.60%      7.89%

+ The returns shown reflect the results of the CDC Nvest Limited Term U.S.Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares of the Fund's predecessor. Class A shares of the Fund's predecessor commenced operations on 1/3/89.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

FUND SUMMARY FOR THE LOOMIS SAYLES STRATEGIC INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund since the Fund's inception.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

Total Return

1996/2/   1997/2/   1998   1999   2000    2001    2002
-------   -------  -----  -----  -----  ------  ------
 15.6%     15.7%   34.2%  18.6%  17.4%  -11.7%  -13.0%


More recent return information (1/1/03-6/30/03): up 19.86%+

(delta) Highest Quarterly Return: Fourth Quarter 2002, up 9.46%
N  Lowest Quarterly Return: Third Quarter 1998, down 10.57%

+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.+ They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

                                                                             Since
                                                                             Class
                                                             Past 1 Past 5 Inception
Average Annual Total Returns+                                 Year  Years  (5/1/95)
(for the periods ended December 31, 2002)                    ------ ------ ---------
------------------------------------------------------------------------------------
Class A--Return Before Taxes                                 10.23%  4.09%   7.07%
------------------------------------------------------------------------------------
 Return After Taxes on Distributions*                         7.61%  0.54%   3.37%
------------------------------------------------------------------------------------
 Return After Taxes on Distributions & Sales of Fund Shares*  6.15%  1.49%   3.83%
------------------------------------------------------------------------------------
Class B--Return Before Taxes                                  9.64%  4.01%   6.90%
------------------------------------------------------------------------------------
Class C--Return Before Taxes                                 12.51%  4.06%   6.72%
------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                       10.25%  7.55%   7.66%
------------------------------------------------------------------------------------
Lehman Brothers Universal Bond Index**                        9.83%  7.18%   7.57%

+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 5/31/95 for Classes A, B and C shares of the Fund's predecessor.

WITHIN THE SECTION ENTITLED "FUND FEES & EXPENSES", THE FOLLOWING TEXT REPLACES THE INFORMATION WITH RESPECT TO THE LOOMIS SAYLES STRATEGIC INCOME FUND.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                    LOOMIS SAYLES STRATEGIC INCOME FUND/1/

                                                 CLASS A CLASS B CLASS C
                                                 ------- ------- -------
        Management fees                           0.65%   0.65%   0.65%
        Distribution and/or service (12b-1) fees  0.25%   1.00%*  1.00%*
        Other expenses                            0.43%   0.43%   0.43%
        Total annual fund operating expenses      1.33%   2.08%   2.08%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

/1/ Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

CHANGES TO ALL SUCCESSOR FUNDS

WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE TITLE OF THE SECTION IS REVISED TO READ "MEET THE FUNDS' INVESTMENT ADVISER" AND THE DESCRIPTION OF THE CDC NVEST FUNDS FAMILY AND ACCOMPANYING TEXT IS REVISED AS FOLLOWS TO REFLECT CERTAIN FUND CHANGES:

  . The CDC Nvest Funds family includes 25 mutual funds. The CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Strategic Income Fund (the "Loomis Sayles Funds" and each a "Fund"), which, along with the Loomis Sayles Municipal Income Fund, the CDC Nvest Income Funds, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Investment Grade Bond Fund, CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." The CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust, each a "Money Market Fund," constitute the "Money Market Funds."

WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE FOLLOWING TEXT REPLACES THE FIRST PARAGRAPH UNDER THE "ADVISER" SUBSECTION:

  . Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Loomis Sayles Funds.* Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for each Fund.

The following footnote is added to the new text within the subsection entitled "Adviser":

  . * Prior to September 1, 2003, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") served as the adviser to the CDC Nvest High Income Fund, CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund, the respective predecessor funds to the Loomis Sayles Funds. Loomis Sayles was the Fund's subadviser during such period.

Within the subsection entitled "Subadviser", the entire paragraph and subsection heading are deleted.

Within the subsection entitled "Subadvisory Agreements" the entire paragraph and subsection heading are deleted.

THE SECTION ENTITLED "EXCHANGING SHARES" IS REVISED TO READ AS FOLLOWS:

  . In general, you may exchange shares of your Fund for shares of the same class of any CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers such class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less) or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of the relevant fund may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

WITHIN THE SECTION ENTITLED "HOW FUND SHARES ARE PRICED", THE FOLLOWING TEXT REPLACES THE FOURTH SENTENCE AFTER THE FIRST BULLET:

  . However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares.

THE SECTION ENTITLED "FINANCIAL PERFORMANCE" IS UPDATED AS FOLLOWS WITH RESPECT TO THE LOOMIS SAYLES HIGH INCOME FUND, LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND AND LOOMIS SAYLES STRATEGIC INCOME FUND:

FINANCIAL PERFORMANCE

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the semiannual period ended June 30, 2003) has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                    Income (loss) from investment operations:               Less distributions:
                 ----------------------------------------------  -----------------------------------------
                 Net asset
                   value,               Net realized    Total      Dividends    Distributions
                 beginning     Net     and unrealized    from         from        from net
                     of     investment gain (loss) on investment net investment   realized        Total
                 the period   income    investments   operations     income     capital gains distributions
-----------------------------------------------------------------------------------------------------------
High Income Fund*
   Class A
   6/30/2003(f)    $ 4.12     $0.17(c)     $ 0.51       $ 0.68       $(0.17)         $--         $(0.17)
  12/31/2002         4.94      0.39(c)      (0.82)       (0.43)       (0.39)          --          (0.39)
  12/31/2001(d)      6.21      0.66         (1.25)       (0.59)       (0.68)          --          (0.68)
  12/31/2000         8.30      0.86         (2.11)       (1.25)       (0.84)          --          (0.84)
  12/31/1999         8.86      0.89         (0.54)        0.35        (0.91)          --          (0.91)
  12/31/1998         9.94      0.92         (1.08)       (0.16)       (0.92)          --          (0.92)
   Class B
   6/30/2003(f)      4.12      0.15(c)       0.52         0.67        (0.15)          --          (0.15)
  12/31/2002         4.95      0.36(c)      (0.83)       (0.47)       (0.36)          --          (0.36)
  12/31/2001(d)      6.22      0.62         (1.26)       (0.64)       (0.63)          --          (0.63)
  12/31/2000         8.30      0.81         (2.11)       (1.30)       (0.78)          --          (0.78)
  12/31/1999         8.85      0.82         (0.53)        0.29        (0.84)          --          (0.84)
  12/31/1998         9.93      0.85         (1.08)       (0.23)       (0.85)          --          (0.85)
   Class C
   6/30/2003(f)      4.12      0.15(c)       0.52         0.67        (0.15)          --          (0.15)
  12/31/2002         4.94      0.36(c)      (0.82)       (0.46)       (0.36)          --          (0.36)
  12/31/2001(d)      6.22      0.61         (1.26)       (0.65)       (0.63)          --          (0.63)
  12/31/2000         8.30      0.81         (2.11)       (1.30)       (0.78)          --          (0.78)
  12/31/1999         8.85      0.82         (0.53)        0.29        (0.84)          --          (0.84)
  12/31/1998(e)      9.96      0.69         (1.08)       (0.39)       (0.72)          --          (0.72)
Limited Term U.S. Government Fund**
   Class A
   6/30/2003(f)     11.73      0.16(c)       0.00(g)      0.16        (0.25)          --          (0.25)
  12/31/2002        11.36      0.42(c)       0.49         0.91        (0.54)          --          (0.54)
  12/31/2001(d)     11.16      0.51          0.25         0.76        (0.56)          --          (0.56)
  12/31/2000        10.97      0.69          0.20         0.89        (0.70)          --          (0.70)
  12/31/1999        11.70      0.66         (0.74)       (0.08)       (0.65)          --          (0.65)
  12/31/1998        11.64      0.67          0.06         0.73        (0.67)          --          (0.67)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63%
    to 10.54% for Class C. For Limited Term U.S. Government Fund, the effect of the change was to decrease net investment income per share by $.04 for Class A and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                         Ratios to average net assets:
                                       ---------------------------------
        Net asset          Net assets,
          value,    Total    end of             Net investment Portfolio
          end of   return  the period  Expenses     income     turnover
        the period (%) (a)    (000)    (%) (b)     (%) (b)     rate (%)
        ----------------------------------------------------------------
          $ 4.63     16.8   $ 24,906     1.74        7.75           26
            4.12     (8.9)    22,454     1.58        8.85          114
            4.94    (10.7)    33,471     1.47       11.31           65
            6.21    (16.1)    46,960     1.36       11.47           60
            8.30      4.0     74,589     1.28       10.22           89
            8.86     (1.8)    73,023     1.32        9.81           75
            4.64     16.6     24,399     2.49        7.00           26
            4.12     (9.7)    23,031     2.33        8.10          114
            4.95    (11.3)    34,713     2.22       10.56           65
            6.22    (16.6)    47,793     2.11       10.72           60
            8.30      3.3     70,218     2.03        9.47           89
            8.85     (2.5)    60,322     2.07        9.06           75
            4.64     16.6      2,789     2.49        7.00           26
            4.12     (9.5)     2,605     2.33        8.10          114
            4.94    (11.5)     4,153     2.22       10.54           65
            6.22    (16.6)     5,369     2.11       10.72           60
            8.30      3.3      9,138     2.03        9.47           89
            8.85     (4.1)     7,732     2.07        9.06           75
           11.64      1.4    123,078     1.38        2.68           42
           11.73      8.2    106,013     1.35        3.66           88
           11.36      6.9    109,189     1.42        4.52          275
           11.16      8.3    118,833     1.40        6.18          384
           10.97     (0.7)   149,756     1.33        5.91          400
           11.70      6.5    194,032     1.31        5.81        1,376

(e) For the period March 2, 1998 (inception) to December 31, 1998.
(f) For the six months ended June 30, 2003 (unaudited).
(g) Amount rounds to less than $0.01 per share.
* The financial information for the periods shown reflects the financial information for the CDC Nvest High Income Fund's Class A, Class B and Class C shares, which were reorganized into Class A, Class B and Class C shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers and subadvised by Loomis Sayles (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year-end. The Fund's current fiscal year-end is September 30.
** The financial information for the periods shown reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A shares, which were reorganized into Class A shares of the Loomis Sayles Limited Term U.S. Government Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers and subadvised by Loomis Sayles (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year-end. The Fund's current fiscal year-end is September 30.

FINANCIAL PERFORMANCE

For a share outstanding throughout each period.

                    Income (loss) from investment operations:               Less distributions:
                 ----------------------------------------------  -----------------------------------------
                 Net asset
                   value,               Net realized    Total      Dividends    Distributions
                 beginning     Net     and unrealized    from         from        from net
                     of     Investment gain (loss) on investment net investment   realized        Total
                 the period   income    investments   operations     income     capital gains distributions
-----------------------------------------------------------------------------------------------------------
Limited Term U.S. Government Fund (continued)*
   Class B
   6/30/2003(d)    $11.71     $0.12(b)     $ 0.00(e)    $ 0.12       $(0.21)       $   --        $(0.21)
  12/31/2002        11.34      0.35(b)       0.48         0.83        (0.46)           --         (0.46)
  12/31/2001(c)     11.14      0.44          0.24         0.68        (0.48)           --         (0.48)
  12/31/2000        10.95      0.62          0.20         0.82        (0.63)           --         (0.63)
  12/31/1999        11.69      0.59         (0.75)       (0.16)       (0.58)           --         (0.58)
  12/31/1998        11.62      0.60          0.07         0.67        (0.60)           --         (0.60)
   Class C
   6/30/2003(d)     11.72      0.12(b)       0.00(e)      0.12        (0.21)           --         (0.21)
  12/31/2002        11.35      0.35(b)       0.48         0.83        (0.46)           --         (0.46)
  12/31/2001(c)     11.15      0.44          0.24         0.68        (0.48)           --         (0.48)
  12/31/2000        10.96      0.62          0.20         0.82        (0.63)           --         (0.63)
  12/31/1999        11.70      0.59         (0.75)       (0.16)       (0.58)           --         (0.58)
  12/31/1998        11.63      0.60          0.07         0.67        (0.60)           --         (0.60)
Strategic Income Fund**
   Class A
   6/30/2003(d)     10.72      0.38(b)       1.73         2.11        (0.45)           --         (0.45)
  12/31/2002         9.88      0.75(b)       0.72         1.47        (0.63)           --         (0.63)
  12/31/2001(c)     10.80      0.91(b)      (0.92)       (0.01)       (0.91)           --         (0.91)
  12/31/2000        11.65      0.99(b)      (0.91)        0.08        (0.93)           --         (0.93)
  12/31/1999        11.37      1.03          0.31         1.34        (1.02)        (0.04)        (1.06)
  12/31/1998        13.42      1.05         (1.30)       (0.25)       (1.05)        (0.75)        (1.80)
   Class B
   6/30/2003(d)     10.71      0.33(b)       1.73         2.06        (0.37)           --         (0.37)
  12/31/2002         9.88      0.67(b)       0.73         1.40        (0.57)           --         (0.57)
  12/31/2001(c)     10.79      0.83(b)      (0.90)       (0.07)       (0.84)           --         (0.84)
  12/31/2000        11.65      0.90(b)      (0.91)       (0.01)       (0.85)           --         (0.85)
  12/31/1999        11.37      0.94          0.31         1.25        (0.93)        (0.04)        (0.97)
  12/31/1998        13.42      0.95         (1.30)       (0.35)       (0.95)        (0.75)        (1.70)
   Class C
   6/30/2003(d)     10.70      0.33(b)       1.73         2.06        (0.37)           --         (0.37)
  12/31/2002         9.87      0.67(b)       0.73         1.40        (0.57)           --         (0.57)
  12/31/2001(c)     10.78      0.83(b)      (0.91)       (0.08)       (0.83)           --         (0.83)
  12/31/2000        11.64      0.90(b)      (0.91)       (0.01)       (0.85)           --         (0.85)
  12/31/1999        11.36      0.94          0.31         1.25        (0.93)        (0.04)        (0.97)
  12/31/1998        13.41      0.95         (1.30)       (0.35)       (0.95)        (0.75)        (1.70)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c) As required, effective January 1, 2001, the Funds have adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Limited Term U.S. Government Fund was to decrease net investment income per share by $0.04 for Class B and Class C and to decrease the ratio of net investment income to average net assets from 4.22% to 3.85% for Class B and 4.25% to 3.89% for Class C. For Strategic Income Fund there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                         Ratios to average net assets:
                                       ---------------------------------
        Net asset          Net assets,
          value,    Total    end of             Net investment Portfolio
          end of   return  the period  Expenses     income     turnover
        the period (%) (a)    (000)      (%)         (%)       rate (%)
        ----------------------------------------------------------------
          $11.62     1.0    $ 15,780     2.03        2.03           42
           11.71     7.5      16,263     2.00        3.01           88
           11.34     6.2      14,317     2.07        3.85          275
           11.14     7.7      11,884     2.05        5.53          384
           10.95    (1.4)     14,601     1.98        5.26          400
           11.69     5.9      18,116     1.96        5.16        1,376
           11.63     1.1       9,148     2.03        2.03           42
           11.72     7.5       8,079     2.00        3.01           88
           11.35     6.2       5,851     2.07        3.89          275
           11.15     7.7       6,617     2.05        5.53          384
           10.96    (1.4)      9,054     1.98        5.26          400
           11.70     5.9      13,962     1.96        5.16        1,376
           12.38    19.9     127,309     1.29        6.54           17
           10.72    15.5      92,303     1.33        7.38           30
            9.88    (0.1)     94,156     1.31        8.77           10
           10.80     0.7     116,986     1.24        8.73           13
           11.65    12.2     124,869     1.21        9.09           19
           11.37    (1.7)    127,306     1.19        8.33           33
           12.40    19.4     118,413     2.04        5.79           17
           10.71    14.6      98,501     2.08        6.63           30
            9.88    (0.8)    102,159     2.06        8.02           10
           10.79    (0.2)    120,200     1.99        7.98           13
           11.65    11.3     127,723     1.96        8.34           19
           11.37    (2.5)    134,049     1.94        7.58           33
           12.39    19.5      51,384     2.04        5.69           17
           10.70    14.7      27,727     2.08        6.63           30
            9.87    (0.8)     28,925     2.06        8.02           10
           10.78    (0.2)     37,208     1.99        7.98           13
           11.64    11.3      40,265     1.96        8.34           19
           11.36    (2.5)     45,457     1.94        7.58           33

(d) For the six months ended June 30, 2003 (unaudited).
(e) Amount rounds to less than $0.01 per share.
* The financial information for the periods shown reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class B and Class C shares, which were reorganized into Class B and Class C shares, respectively, of the Loomis Sayles Limited Term U.S. Government Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers and subadvised by Loomis Sayles (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year-end. The Fund's current fiscal year-end is September 30.
** The financial information for the periods shown reflects the financial information for the CDC Nvest Strategic Income Fund's Class A, Class B and Class C shares, which were reorganized into Class A, Class B and Class C shares, respectively, of the Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers and subadvised by Loomis Sayles (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year-end. The Fund's current fiscal year-end is September 30.

                        [LOGO] CDC Nvest Funds(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

WHAT'S INSIDE

Goals, Strategies &
Risks ..................  Page  2

Fund Fees & Expenses ...  Page 12

Management Team ........  Page 15

Fund Services ..........  Page 17

Financial Performance ..  Page 32    CDC Nvest Income Funds

LS [LOGO] LOOMIS-SAYLES a            CDC Nvest Bond Income Fund
COMPANY, L.P.                        Loomis, Sayles & Company, L.P.

                                     CDC Nvest Government Securities Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest High Income Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest Limited Term U.S. Government Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest Strategic Income Fund
                                     Loomis, Sayles & Company, L.P.

                                                                      Prospectus
                                                                     May 1, 2003


                              The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                              For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.


                              CDC Nvest Funds
                              399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                              www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks


CDC Nvest Bond Income Fund ................................................    2
CDC Nvest Government Securities Fund ......................................    4
CDC Nvest High Income Fund ................................................    6
CDC Nvest Limited Term U.S. Government Fund ...............................    8
CDC Nvest Strategic Income Fund ...........................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................   15
Meet the Funds' Portfolio Managers ........................................   16

Fund Services

Investing in the Funds ....................................................   17
How Sales Charges Are Calculated ..........................................   18
Ways to Reduce or Eliminate Sales Charges .................................   20
It's Easy to Open an Account ..............................................   21
Buying Shares .............................................................   22
Selling Shares ............................................................   23
Selling Shares in Writing .................................................   25
Exchanging Shares .........................................................   26
Restrictions on Buying, Selling and Exchanging Shares .....................   26
How Fund Shares Are Priced ................................................   27
Dividends and Distributions ...............................................   28
Tax Consequences ..........................................................   28
Compensation to Securities Dealers ........................................   30
Additional Investor Services ..............................................   31

Financial Performance

Financial Performance .....................................................   32

Glossary of Terms

Glossary of Terms .........................................................   38


If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                      important privacy policy information

Goals, Strategies & Risks


CDC Nvest Bond Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Peter W. Palfrey and
               Richard G. Raczkowski

Ticker Symbol:        Class A       Class B       Class C
                      -----------------------------------
                      NEFRX         NERBX         NECRX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

/     fixed charge coverage

/     the relationship between cash flows and debt service obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

/     earnings prospects

/     debt as a percentage of assets

/     borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o     Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o     Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
11.86%  -4.17%  20.77%   4.61%   11.05%  8.01%   -0.34%   7.39%    7.24%   2.84%

/\  Highest Quarterly Return: Second Quarter 1995, up 7.41%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 3.32%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Since Class B    Since Class C
   Average Annual Total Returns                                                                      Inception         Inception
   (for the period ended December 31, 2002)           Past 1 Year    Past 5 Years   Past 10 Years     (9/13/93)       (12/30/94)
------------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                             -1.82%          4.02%         6.23%
    Return After Taxes on Distributions*                  -3.88%          1.34%         3.31%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                               -1.16%          1.86%         3.51%
Class B - Return Before Taxes                             -2.75%          3.90%                         5.12%
Class C - Return Before Taxes                              0.11%          3.99%                                          6.43%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                     10.25%         7.55%         7.51%           7.07%            8.61%
Lehman Brothers U.S. Credit Index**                        10.53%         7.28%         7.86%           7.17%            8.90%
------------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 11/7/73.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Government Securities Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Government Income
Managers:      John Hyll and Clifton V. Rowe

Ticker Symbol:      Class A       Class B
                    ---------------------
                    NEFUX          NEUBX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

/ average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

/     average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.


The Fund may also:

o     Invest in zero-coupon bonds.

o     Invest in mortgage-related securities, including stripped securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
 9.00%  -5.44%   20.03%  0.78%   10.32%  9.02%    -6.42%  12.89%   4.93%  13.35%

/\  Highest Quarterly Return: Third Quarter 2002, up 8.02%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 3.18%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Since Class B
   Average Annual Total Returns                                                                      Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   Past 10 Years     (9/23/93)
-----------------------------------------------------------------------------------------------------------------
   Class A - Return Before Taxes                         8.22%          5.53%           6.05%
       Return After Taxes on Distributions*              6.38%          3.33%           3.58%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                           4.98%          3.28%           3.55%
   Class B - Return Before Taxes                         7.62%          5.38%                          5.20%
-----------------------------------------------------------------------------------------------------------------
   Lehman Gov't Bond Index**                            11.50%          7.77%           7.56%          6.98%
-----------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 9/16/85.

For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest High Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Matthew J. Eagan and Kathleen C. Gaffney

   Ticker Symbol:    Class A   Class B   Class C
                     ---------------------------
                      NEFHX     NEHBX     NEHCX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.


Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:

/   issuer debt and debt maturity schedules

/   earnings prospects

/   responsiveness to changes in interest rates

/   experience and perceived strength of management

/   borrowing requirements and liquidation value

/   market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

o Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

o Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.

The Fund may also:

o     Invest in zero-coupon, pay-in-kind and Rule 144A securities.

o Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.


o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
16.52%  -3.22%  11.78%  14.88%  15.37%  -1.70%   4.00%  -16.09%  -10.65%  -8.86%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
--
--
\/  Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows how annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B   Since Class C
Average Annual Total Returns                                                                      Inception        Inception
(for the periods ended December 31, 2002)           Past 1 Year   Past 5 Years   Past 10 Years     (9/20/93)       (3/2/98)
------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                       -12.91%         -7.78%           1.08%
    Return After Taxes on Distributions*            -15.84%        -11.48%          -2.76%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -7.90%         -7.29%           0.66%
Class B - Return Before Taxes                       -13.86%         -7.83%                         -0.23%
Class C - Return Before Taxes                       -11.26%                                                         -8.34%
Lehman Brothers High Yield Composite Index**         -1.41%          0.38%           5.86%          4.98%           -2.35%
------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 9/30/93 for Class B shares and 3/31/98 for Class C shares. Class A commenced operations 2/22/84.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Limited Term U.S. Government Fund


Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Government Income
Managers:      John Hyll and Clifton V. Rowe

Ticker Symbol:      Class A       Class B       Class C
                    -----------------------------------
                    NEFLX          NELBX         NECLX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

/ average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc., ("Moody's")

/     effective duration range of two to four years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

o It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may also:

o Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

o     Invest in zero-coupon bonds.

o     Invest in foreign bonds denominated in U.S. dollars.

o     Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.


Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.


Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
7.10%  -2.22%   13.02%  2.38%    7.27%  6.46%   -0.67%   8.34%    6.86%   8.18%

/\  Highest Quarterly Return: Third Quarter 1998, up 4.63%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 1.62%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B      Since Class C
Average Annual Total Returns                                                                      Inception           Inception
(for the periods ended December 31, 2002)           Past 1 Year   Past 5 Years   Past 10 Years    (9/27/93)          (12/30/94)
--------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                         4.94%          5.14%           5.19%
    Return After Taxes on Distributions*              3.08%          2.90%           2.72%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           2.99%          2.96%           2.86%
Class B - Return Before Taxes                         2.49%          4.78%                          4.50%
Class C - Return Before Taxes                         5.45%          4.88%                                              5.47%
Lehman Int. Gov't Bond Index**                        9.64%          7.44%           6.91%          6.60%               7.89%
--------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 1/3/89.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Strategic Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Daniel J. Fuss and Kathleen C. Gaffney

Ticker Symbol:      Class A       Class B       Class C
                    -----------------------------------
                     NEFZX         NEZBX         NECZX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.


Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

/     discounted share price compared to economic value

/     undervalued credit ratings with strong or improving credit profiles

/     yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

o Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

o The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.

The Fund may also:


o     Invest in zero-coupon or pay-in-kind bonds.

o     Invest in mortgage-related securities and stripped securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.


Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      (total return)
1996     1997    1998     1999    2000     2001    2002
14.49%   9.33%  -1.73%   12.17%   0.68%   -0.14%  15.47%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 9.46%
--
--
\/  Lowest Quarterly Return: Third Quarter 1998, down 10.57%


The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                           Since Class Inception
(for the periods ended December 31, 2002)         Past 1 Year         Past 5 Years           (5/1/95)
------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                        10.23%               4.09%                7.07%
    Return After Taxes on Distributions*              7.61%               0.54%                3.37%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           6.15%               1.49%                3.83%
Class B - Return Before Taxes                         9.64%               4.01%                6.90%
Class C - Return Before Taxes                        12.51%               4.06%                6.72%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**               10.25%               7.55%                7.66%
Lehman Brothers Universal Bond Index**                9.83%               7.18%                7.57%
------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 5/31/95 for Classes A, B and C shares.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------------
                                                                All Funds except
                                                       Limited Term U.S. Government Fund   Limited Term U.S. Government Fund
                                                        Class A     Class B    Class C     Class A  Class B     Class C
------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         4.50%       None      1.00%(4)      3.00%     None     1.00% (4)
     (as a percentage of offering price)(1)(2)
------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a                (3)        5.00%     1.00%         (3)       5.00%    1.00%
     percentage of original purchase price or
     redemption proceeds, as applicable)(2)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                          None*       None*      None*        None*     None*      None*


      (1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."


      (2)   Does not apply to reinvested distributions.

      (3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

      (4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

      * Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Government
                                                  Bond Income Fund               Securities Fund              High Income Fund
                                               Class A  Class B  Class C      Class A        Class B      Class A  Class B  Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                0.41%    0.41%   0.41%        0.55%            0.55%        0.70%    0.70%    0.70%
Distribution and/or service (12b-1) fees**     0.25%    1.00%*  1.00%*       0.25%            1.00%*       0.25%*   1.00%*   1.00%*
Other expenses                                 0.52%    0.52%   0.52%        0.45%            0.45%        0.63%    0.63%    0.63%
Total annual fund operating expenses           1.18%    1.93%   1.93%        1.25%            2.00%        1.58%    2.33%    2.33%

------------------------------------------------------------------------------------------------------
                                                    Limited Term
                                                U.S. Government Fund          Strategic Income Fund
                                               Class A  Class B  Class C     Class A  Class B  Class C
------------------------------------------------------------------------------------------------------
Management fees                                0.57%    0.57%    0.57%       0.65%    0.65%    0.65%
Distribution and/or service (12b-1) fees**     0.35%    1.00%*   1.00%*      0.25%    1.00%*   1.00%*
Other expenses                                 0.43%    0.43%    0.43%       0.43%    0.43%    0.43%
Total annual fund operating expenses           1.35%    2.00%    2.00%       1.33%    2.08%    2.08%



* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its daily net assets.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The example assumes that:


o     You invest $10,000 in the Fund for the time periods indicated;

o     Your investment has a 5% return each year;

o     A Fund's operating expenses remain the same; and

o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------------------------
                        Bond Income Fund               Government Securities Fund               High Income Fund
             Class A      Class B           Class C       Class A      Class B      Class A      Class B            Class C
                         (1)     (2)      (1)     (2)               (1)       (2)               (1)     (2)       (1)      (2)
-------------------------------------------------------------------------------------------------------------------------------
1 year       $  565   $  696   $  196   $  394   $  294   $  572   $  703   $  203   $  603   $  736   $  236   $  434   $  334
-------------------------------------------------------------------------------------------------------------------------------
3 years      $  808   $  906   $  606   $  700   $  700   $  829   $  927   $  627   $  926   $1,027   $  727   $  820   $  820
-------------------------------------------------------------------------------------------------------------------------------
5 years      $1,070   $1,242   $1,042   $1,131   $1,131   $1,105   $1,278   $1,078   $1,272   $1,445   $1,245   $1,333   $1,333
-------------------------------------------------------------------------------------------------------------------------------
10 years**   $1,817   $2,059   $2,059   $2,331   $2,331   $1,893   $2,134   $2,134   $2,244   $2,479   $2,479   $2,739   $2,739
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                   Limited Term U.S. Government Fund              Strategic Income Fund
              Class A     Class B           Class C       Class A      Class B          Class C
                        (1)      (2)      (1)      (2)               (1)     (2)      (1)      (2)
----------------------------------------------------------------------------------------------------
1 year       $  433   $  703   $  203   $  401   $  301   $  579   $  711   $  211   $  409   $  309
----------------------------------------------------------------------------------------------------
3 years      $  715   $  927   $  627   $  721   $  721   $  852   $  952   $  652   $  745   $  745
----------------------------------------------------------------------------------------------------
5 years      $1,017   $1,278   $1,078   $1,167   $1,167   $1,146   $1,319   $1,119   $1,207   $1,207
----------------------------------------------------------------------------------------------------
10 years**   $1,875   $2,160   $2,160   $2,404   $2,404   $1,979   $2,219   $2,219   $2,486   $2,486
----------------------------------------------------------------------------------------------------


(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.


** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.


Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.


Currency Risk (Bond Income, High Income and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.


High Yield Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic turndown or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Bond Income, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest
Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.414% for CDC Nvest Bond Income Fund, 0.550% for CDC Nvest Government Securities Fund, 0.700% for CDC Nvest High Income Fund, 0.570% for CDC Nvest Limited Term U.S. Government Fund, and 0.646% for CDC Nvest Strategic Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.


Subadvisory Agreements


The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed the Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 35 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term U.S. Government Fund since April 2003. He also serves as portfolio manager of the Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 18 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term U.S. Government Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1992 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and has over 11 years of investment experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public, except Government Securities Fund which offers only Class A and Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

-------------------------------------------------------------------------------------------------------------
                                                          Class A Sales Charges
                                  All Funds Except Limited
                                  Term U.S. Government Fund                 Limited Term U.S. Government
                                As a % of             As a % of             As a % of            As a % of
   Your Investment           offering price        your investment       offering price       your investment
-------------------------------------------------------------------------------------------------------------
   Less than  $100,000           4.50%                  4.71%                 3.00%                3.09%
-------------------------------------------------------------------------------------------------------------
   $100,000 - $249,999           3.50%                  3.63%                 2.50%                2.56%
-------------------------------------------------------------------------------------------------------------
   $250,000 - $499,999           2.50%                  2.56%                 2.00%                2.04%
-------------------------------------------------------------------------------------------------------------
   $500,000 - $999,999           2.00%                  2.04%                 1.25%                1.27%
-------------------------------------------------------------------------------------------------------------
   $1,000,000 or more*           0.00%                  0.00%                 0.00%                0.00%
-------------------------------------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
                    Class B Contingent Deferred Sales Charges
       Year Since Purchase               CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                                 5.00%
--------------------------------------------------------------------------------
               2nd                                 4.00%
--------------------------------------------------------------------------------
               3rd                                 3.00%
--------------------------------------------------------------------------------
               4th                                 3.00%
--------------------------------------------------------------------------------
               5th                                 2.00%
--------------------------------------------------------------------------------
               6th                                 1.00%
--------------------------------------------------------------------------------
           thereafter                              0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
                    Class C Contingent Deferred Sales Charges
       Year Since Purchase               CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                                 1.00%
--------------------------------------------------------------------------------
           thereafter                              0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

Fund Services

How Sales Charges Are Calculated

How the CDSC Is Applied to Your Shares - continued

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges


Class A Shares


Reducing Sales Charges


There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:


o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.


Class A or Class C shares

Eliminating Sales Charges and CDSCs


Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;

o Investments of $5 million or more in Limited Term U.S. Government Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.


Classes A, B or C Shares


Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:


--------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to          Investment Builder          Minimum for
Type of Account                                          Open an Account      or Payroll Deduction      Existing Accounts
--------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                     $2,500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                    $25                   $100
Transfers to Minors Act ("UTMA")
--------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                         $500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                            $500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                            $250                    $25                   $100
and Keogh plans
--------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                    $25                    N/A                    $25
403(b)(7) and certain other retirement plans
--------------------------------------------------------------------------------------------------------------------------


* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

                              800-225-5478, press 1

CDC Nvest Funds Web Site

                              www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

o review your account balance, recent transactions, Fund prices and recent performance;

o     order duplicate account statements; and

o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares


                        Opening an Account                      Adding to an Account

Through Your Investment Dealer

                o Call your investment dealer for information about opening or adding to an account.
By Mail

                o     Make out a check in U.S.         o     Make out a check in U.S.
                      dollars for the investment             dollars for the investment
                      amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                      Funds." Third party checks and         Funds." Third party checks and
[ENVELOPE ICON]       "starter" checks will not be           "starter" checks will not be
                      accepted.                              accepted.

                o     Mail the check with your         o     Complete the investment slip
                      completed application to CDC           from an account statement or
                      Nvest Funds, P.O. Box 219579,          include a letter specifying
                      Kansas City, MO 64121-9579.            the Fund name, your class of
                                                             shares, your account number
                                                             and the registered account
                                                             name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                o     Obtain a current prospectus      o     Call your investment dealer or
                      for the Fund into which you            CDC Nvest Funds at
                      are exchanging by calling your         800-225-5478 or visit
                      investment dealer or CDC Nvest         www.cdcnvestfunds.com to
                      Funds at 800-225-5478.                 request an exchange.
[EXCHANGE ICON]
                o     Call your investment dealer or
                      CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to
                      request an exchange.

By Wire

                o     Call CDC Nvest Funds at          o     Visit www.cdcnvestfunds.com to
                      800-225-5478 to obtain an              add shares to your account by
                      account number and wire                wire. Instruct your bank to
                      transfer instructions. Your            transfer funds to State Street
                      bank may charge you for such a         Bank & Trust Company, ABA#
                      transfer.                              011000028, and DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your account
                                                             number and the registered
                                                             account name(s). Your bank may
                                                             charge you for such a
                                                             transfer.

Through Automated Clearing House ("ACH")

                o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                      whether it is a member of the          800-225-5478 or visit
                      ACH system.                            www.cdcnvestfunds.com to add
                                                             shares to your account through
                o     Complete the "Bank                     ACH.
                      Information" section on your
[ACH ICON]            account application.             o     If you have not signed up for
                                                             the ACH system, please call
                o     Mail your completed                    CDC Nvest Funds or visit
                      application to CDC Nvest               www.cdcnvestfunds.com for a
                      Funds, P.O. Box 219579, Kansas         Service Options Form.
                      City, MO 64121-9579.

Automatic Investing Through Investment Builder

                o     Indicate on your application     o     Please call CDC Nvest Funds at
                      that you would like to begin           800-225-5478 or visit
                      an automatic investment plan           www.cdcnvestfunds.com for a
                      through Investment Builder and         Service Options Form. A
[INVESTING ICON]      the amount of the monthly              signature guarantee may be
                      investment ($25 minimum).              required to add this
                                                             privilege.
                o     Include a check marked "Void"
                      or a deposit slip from your      o     See the section entitled
                      bank account.                          "Additional Investor
                                                             Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

[ENVELOPE ICON]


                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

[EXCHANGE ICON]   o     Obtain a current prospectus for the Fund into which you
                        are exchanging by calling your investment dealer or CDC
                        Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
[WIRE ICON]             www.cdcnvestfunds.com or indicate in your redemption
                        request letter (see above) that you wish to have your proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
                        method you wish to use to redeem your shares. You may
[TELEPHONE ICON]        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


By Check (for Class A shares of Limited Term U.S. Government Fund only)

                  o Select the checkwriting option on your application and complete the signature card.

                  o To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
[CHECKWRITING ICON]

                  o     Each check must be written for $500 or more.

                  o You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;


o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.


A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                                 Requirements for Written Requests
Qualified retirement benefit plans (except            o     The request must include the signatures
CDC Nvest Funds prototype documents)                        of all those authorized to sign,
                                                            including title.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
Individual Retirement Accounts                        o     Additional documentation and
                                                            distribution forms may be required.
Individual, joint, sole proprietorship,               o     The request must include the signatures
UGMA/UTMA (minor accounts)                                  of all persons authorized to sign,
                                                            including title, if applicable.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
                                                      o     Additional documentation may be
                                                            required.
Corporate or association accounts                     o     The request must include the signatures
                                                            of all persons authorized to sign,
                                                            including title.
Owners or trustees of trust accounts                  o     The request must include the signatures
                                                            of all trustees authorized to sign,
                                                            including title.
                                                      o     If the names of the trustees are not
                                                            registered on the account, please
                                                            provide a copy of the trust document
                                                            certified within the past 60 days.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
Joint tenancy whose co-tenants are deceased           o     The request must include the signatures
                                                            of all surviving tenants of the
                                                            account.
                                                      o     Copy of the death certificate.
                                                      o     Signature guarantee if proceeds check
                                                            is issued to other than the surviving
                                                            tenants.
Power of Attorney (POA)                               o     The request must include the signatures
                                                            of the attorney-in-fact, indicating
                                                            such title.
                                                      o     A signature guarantee.
                                                      o     Certified copy of the POA document
                                                            stating it is still in full force and
                                                            effect, specifying the exact Fund and
                                                            account number, and certified within 30
                                                            days of receipt of instructions.*
Executors of estates, administrators,                 o     The request must include the signatures
guardians, conservators                                     of all those authorized to sign,
                                                            including capacity.
                                                      o     A signature guarantee.
                                                      o     Certified copy of court document where
                                                            signer derives authority, e.g., Letters
                                                            of Administration, Conservatorship and
                                                            Letters Testamentary.*

**Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares


In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions


Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.


Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                            Situation

The Fund may suspend the right of      o     When the New York Stock
redemption or postpone payment for           Exchange (the "Exchange") is
more than 7 days:                            closed (other than a
                                             weekend/holiday)
                                       o     During an emergency
                                       o     Any other period permitted by
                                             the SEC

The Fund reserves the right to         o     With a notice of a dispute
suspend account services or refuse           between registered owners
transaction requests:

                                       o     With suspicion/evidence of a
                                             fraudulent act

The Fund may pay the redemption        o     When it is detrimental for a
price in whole or in part by a               Fund to make cash payments as
distribution in kind of readily              determined in the sole
marketable securities in lieu of             discretion of the adviser or
cash or may take up to 7 days to pay         subadviser
a redemption request in order to
raise capital:

The Fund may withhold redemption       o     When redemptions are made
proceeds until the check or funds            within 10 calendar days of
have cleared:                                purchase by check or ACH of
                                             the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Small Account Policy


The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
--------------------------------------------------------------------------------
                                 Total market value of securities +
                                 Cash and other assets - Liabilities
   Net Asset Value = -----------------------------------------------------------
                                    Number of outstanding shares
--------------------------------------------------------------------------------
The net asset value of Fund shares is determined according to this schedule:


o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.


o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order wsa received by your investment dealer.



Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines its net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.


      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at the time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Fund Services



The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are a part of a Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

Fund Services

Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Each Fund's Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ---------------------------------------
                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized        Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------    -------------
BOND INCOME FUND
     Class A
   12/31/2002                  $  11.59     $    0.63(b)   $   (0.32)     $   0.31      $   (0.62)     $     --        $  (0.62)
   12/31/2001(c)                  11.52          0.73           0.10          0.83          (0.76)           --           (0.76)
   12/31/2000                     11.51          0.78           0.03          0.81          (0.80)           --           (0.80)
   12/31/1999                     12.36          0.81          (0.86)        (0.05)         (0.79)        (0.01)          (0.80)
   12/31/1998                     12.39          0.81           0.15          0.96          (0.81)        (0.18)          (0.99)

     Class B
   12/31/2002                     11.59          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.51          0.64           0.10          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.51          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.36          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.39          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

     Class C
   12/31/2002                     11.60          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.52          0.65           0.09          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.52          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.37          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.40          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

GOVERNMENT SECURITIES FUND
     Class A
   12/31/2002                   $ 11.18     $    0.45(b)   $    1.01     $    1.46      $   (0.52)     $     --        $  (0.52)
   12/31/2001(c)                  11.18          0.50           0.05          0.55          (0.55)           --           (0.55)
   12/31/2000                     10.47          0.62           0.69          1.31          (0.60)           --           (0.60)
   12/31/1999                     11.90          0.67          (1.42)        (0.75)         (0.68)           --           (0.68)
   12/31/1998                     11.56          0.68           0.33          1.01          (0.67)           --           (0.67)

     Class B
   12/31/2002                     11.17          0.36(b)        1.02          1.38          (0.43)           --           (0.43)
   12/31/2001(c)                  11.18          0.42           0.03          0.45          (0.46)           --           (0.46)
   12/31/2000                     10.47          0.54           0.69          1.23          (0.52)           --           (0.52)
   12/31/1999                     11.90          0.59          (1.42)        (0.83)         (0.60)           --           (0.60)
   12/31/1998                     11.56          0.58           0.34          0.92          (0.58)           --           (0.58)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease net investment income per share by $.01 for Class A and $.02 for Class B and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52% for Class C. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $.05 for Class A and $.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A, and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)           (%)            (%)          rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

$     11.28           2.8        $147,647            1.18           5.65            65
      11.59           7.2         173,836            1.09           6.26            84
      11.52           7.4         174,969            1.04           7.03            83
      11.51          (0.3)        213,769            0.97           6.87            63
      12.36           8.0         221,799            1.01           6.44            65

      11.28           2.1         141,188            1.93           4.90            65
      11.59           6.5         127,520            1.84           5.49            84
      11.51           6.5         100,353            1.79           6.28            83
      11.51          (1.1)         89,213            1.72           6.12            63
      12.36           7.2          64,240            1.76           5.69            65

      11.29           2.1           9,024            1.93           4.90            65
      11.60           6.5          11,470            1.84           5.52            84
      11.52           6.5          12,541            1.79           6.28            83
      11.52          (1.1)         14,872            1.72           6.12            63
      12.37           7.2           8,969            1.76           5.69            65

$     12.12          13.4        $ 76,338            1.25           3.90            52
      11.18           4.9          70,551            1.39           4.46           317
      11.18          12.9          70,909            1.41           5.69           622
      10.47          (6.4)         84,904            1.36           6.00           313
      11.90           9.0         103,032            1.38           5.80           106

      12.12          12.6          16,878            2.00           3.15            52
      11.17           4.1          13,249            2.14           3.71           317
      11.18          12.1          10,343            2.16           4.94           622
      10.47          (7.1)          9,430            2.11           5.25           313
      11.90           8.2           9,657            2.13           5.05           106

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ------------------------------------------

                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized         Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------     ----------
HIGH INCOME FUND
     Class A
   12/31/2002                  $   4.94     $    0.39(c)   $   (0.82)     $  (0.43)     $   (0.39)     $     --        $   (0.39)
   12/31/2001(d)                   6.21          0.66          (1.25)        (0.59)         (0.68)           --            (0.68)
   12/31/2000                      8.30          0.86          (2.11)        (1.25)         (0.84)           --            (0.84)
   12/31/1999                      8.86          0.89          (0.54)         0.35          (0.91)           --            (0.91)
   12/31/1998                      9.94          0.92          (1.08)        (0.16)         (0.92)           --            (0.92)

     Class B
   12/31/2002                      4.95          0.36(c)       (0.83)        (0.47)         (0.36)           --            (0.36)
   12/31/2001(d)                   6.22          0.62          (1.26)        (0.64)         (0.63)           --            (0.63)
   12/31/2000                      8.30          0.81          (2.11)        (1.30)         (0.78)           --            (0.78)
   12/31/1999                      8.85          0.82          (0.53)         0.29          (0.84)           --            (0.84)
   12/31/1998                      9.93          0.85          (1.08)        (0.23)         (0.85)           --            (0.85)


     Class C
   12/31/2002                      4.94          0.36(c)       (0.82)        (0.46)         (0.36)           --            (0.36)
   12/31/2001(d)                   6.22          0.61          (1.26)        (0.65)         (0.63)           --            (0.63)
   12/31/2000                      8.30          0.81          (2.11)        (1.30)         (0.78)           --            (0.78)
   12/31/1999                      8.85          0.82          (0.53)         0.29          (0.84)           --            (0.84)
   12/31/1998(e)                   9.96          0.69          (1.08)        (0.39)         (0.72)           --            (0.72)

LIMITED TERM U.S. GOVERNMENT FUND
     Class A
   12/31/2002                   $ 11.36     $    0.42(c)   $    0.49      $   0.91      $   (0.54)     $     --        $   (0.54)
   12/31/2001(d)                  11.16          0.51           0.25          0.76          (0.56)           --            (0.56)
   12/31/2000                     10.97          0.69           0.20          0.89          (0.70)           --            (0.70)
   12/31/1999                     11.70          0.66          (0.74)        (0.08)         (0.65)           --            (0.65)
   12/31/1998                     11.64          0.67           0.06          0.73          (0.67)           --            (0.67)

     Class B
   12/31/2002                     11.34          0.35(c)        0.48          0.83          (0.46)           --            (0.46)
   12/31/2001(d)                  11.14          0.44           0.24          0.68          (0.48)           --            (0.48)
   12/31/2000                     10.95          0.62           0.20          0.82          (0.63)           --            (0.63)
   12/31/1999                     11.69          0.59          (0.75)        (0.16)         (0.58)           --            (0.58)
   12/31/1998                     11.62          0.60           0.07          0.67          (0.60)           --            (0.60)

     Class C
   12/31/2002                     11.35          0.35(c)        0.48          0.83          (0.46)           --            (0.46)
   12/31/2001(d)                  11.15          0.44           0.24          0.68          (0.48)           --            (0.48)
   12/31/2000                     10.96          0.62           0.20          0.82          (0.63)           --            (0.63)
   12/31/1999                     11.70          0.59          (0.75)        (0.16)         (0.58)           --            (0.58)
   12/31/1998                     11.63          0.60           0.07          0.67          (0.60)           --            (0.60)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. For Limited Term U.S. Government Fund, the effect of the change was to decrease net investment income per share by $.04 for Class A, Class B, Class C and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B and 4.25% to 3.89% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)         (%) (b)        (%) (b)        rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

   $   4.12          (8.9)       $ 22,454            1.58           8.85           114
       4.94         (10.7)         33,471            1.47          11.31            65
       6.21         (16.1)         46,960            1.36          11.47            60
       8.30           4.0          74,589            1.28          10.22            89
       8.86          (1.8)         73,023            1.32           9.81            75

       4.12          (9.7)         23,031            2.33           8.10           114
       4.95         (11.3)         34,713            2.22          10.56            65
       6.22         (16.6)         47,793            2.11          10.72            60
       8.30           3.3          70,218            2.03           9.47            89
       8.85          (2.5)         60,322            2.07           9.06            75

       4.12          (9.5)          2,605            2.33           8.10           114
       4.94         (11.5)          4,153            2.22          10.54            65
       6.22         (16.6)          5,369            2.11          10.72            60
       8.30           3.3           9,138            2.03           9.47            89
       8.85          (4.1)          7,732            2.07           9.06            75

   $  11.73           8.2        $106,013            1.35           3.66            88
      11.36           6.9         109,189            1.42           4.52           275
      11.16           8.3         118,833            1.40           6.18           384
      10.97          (0.7)        149,756            1.33           5.91           400
      11.70           6.5         194,032            1.31           5.81         1,376

      11.71           7.5          16,263            2.00           3.01            88
      11.34           6.2          14,317            2.07           3.85           275
      11.14           7.7          11,884            2.05           5.53           384
      10.95          (1.4)         14,601            1.98           5.26           400
      11.69           5.9          18,116            1.96           5.16         1,376

      11.72           7.5           8,079            2.00           3.01            88
      11.35           6.2           5,851            2.07           3.89           275
      11.15           7.7           6,617            2.05           5.53           384
      10.96          (1.4)          9,054            1.98           5.26           400
      11.70           5.9          13,962            1.96           5.16         1,376

(e)   For the period March 2, 1998 (inception) to December 31, 1998.

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ------------------------------------------

                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net     from net
                                   of        investment   gain (loss) on   investment    investment    realized         Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------     ----------
STRATEGIC INCOME FUND
     Class A
   12/31/2002                  $   9.88     $    0.75(b)   $    0.72      $   1.47      $   (0.63)     $      --       $   (0.63)
   12/31/2001(c)                  10.80          0.91(b)       (0.92)        (0.01)         (0.91)            --           (0.91)
   12/31/2000                     11.65          0.99(b)       (0.91)         0.08          (0.93)            --           (0.93)
   12/31/1999                     11.37          1.03           0.31          1.34          (1.02)         (0.04)          (1.06)
   12/31/1998                     13.42          1.05          (1.30)        (0.25)         (1.05)         (0.75)          (1.80)

     Class B
   12/31/2002                      9.88          0.67(b)        0.73          1.40          (0.57)            --           (0.57)
   12/31/2001(c)                  10.79          0.83(b)       (0.90)        (0.07)         (0.84)            --           (0.84)
   12/31/2000                     11.65          0.90(b)       (0.91)        (0.01)         (0.85)            --           (0.85)
   12/31/1999                     11.37          0.94           0.31          1.25          (0.93)         (0.04)          (0.97)
   12/31/1998                     13.42          0.95          (1.30)        (0.35)         (0.95)         (0.75)          (1.70)

     Class C
   12/31/2002                      9.87          0.67(b)        0.73          1.40          (0.57)            --           (0.57)
   12/31/2001(c)                  10.78          0.83(b)       (0.91)        (0.08)         (0.83)            --           (0.83)
   12/31/2000                     11.64          0.90(b)       (0.91)        (0.01)         (0.85)            --           (0.85)
   12/31/1999                     11.36          0.94           0.31          1.25          (0.93)         (0.04)          (0.97)
   12/31/1998                     13.41          0.95          (1.30)        (0.35)         (0.95)         (0.75)          (1.70)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B and 8.04% to 8.02 for Class C. There was no effect on net investment income per share. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)          (%)            (%)           rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------
   $  10.72          15.5        $ 92,303            1.33           7.38            30
       9.88          (0.1)         94,156            1.31           8.77            10
      10.80           0.7         116,986            1.24           8.73            13
      11.65          12.2         124,869            1.21           9.09            19
      11.37          (1.7)        127,306            1.19           8.33            33

      10.71          14.6          98,501            2.08           6.63            30
       9.88          (0.8)        102,159            2.06           8.02            10
      10.79          (0.2)        120,200            1.99           7.98            13
      11.65          11.3         127,723            1.96           8.34            19
      11.37          (2.5)        134,049            1.94           7.58            33

      10.70          14.7          27,727            2.08           6.63            30
       9.87          (0.8)         28,925            2.06           8.02            10
      10.78          (0.2)         37,208            1.99           7.98            13
      11.64          11.3          40,265            1.96           8.34            19
      11.36          (2.5)         45,457            1.94           7.58            33

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.


Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                     Notes

                                     Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)

                                   XB51-0503

                        LOOMIS SAYLES HIGH INCOME FUND
                LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND
                      LOOMIS SAYLES STRATEGIC INCOME FUND

   Supplement dated September 15, 2003 to the CDC Nvest Income Funds Class Y
     Prospectus dated May 1, 2003, as supplemented from time to time (the "Prospectus"). This Supplement, taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles High Income Fund, Loomis Sayles Limited
   Term U.S. Government Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II.

This Supplement relates only to Class Y shares of the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Strategic Income Fund (formerly the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund, respectively). This Supplement does not relate to or modify any disclosure with respect to the Loomis Sayles Core Plus Bond Fund or Loomis Sayles Government Securities Fund (formerly, the CDC Nvest Bond Income Fund or CDC Nvest Government Securities Fund, respectively). Shareholders and prospective shareholders of the Loomis Sayles Core Plus Bond Fund and Loomis Sayles Government Securities Fund may disregard this Supplement.

On June 12, 2003, the Board of Trustees of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "CDC Nvest Trusts") and Loomis Sayles Funds II (the "Trust", formerly Loomis Sayles Funds) approved the reorganization (each, a "Reorganization") of certain series of the CDC Nvest Trusts into the Trust, a registered, open-end management investment company. Effective on or about September 12, 2003 (the "Effective Date"), the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund (the "Predecessor Funds") will cease to be series of the CDC Nvest Trusts, and will become, respectively, the Loomis Sayles High Income Fund, the Loomis Sayles Limited Term U.S. Government Fund and the Loomis Sayles Strategic Income Fund, each a series of the Trust (the "Successor Funds" or the "Funds"). Consequently, shareholders of the Predecessor Funds will become shareholders of the same class of shares of the Successor Fund. The effectiveness of each Predecessor Fund's Reorganization is subject to several conditions, including the approval of the shareholders of the relevant Predecessor Fund, but is not subject to the consummation of any other Reorganization.

The Successor Funds will be identical to the Predecessor Funds, except as discussed below. Therefore, the Prospectus of the Predecessor Funds, as modified by this Supplement, will be used to offer and sell shares of the Successor Funds. Disclosure in the Prospectus relating to the Predecessor Funds applies to the Successor Funds, except as set forth in the Prospectus. This supplement does not modify any disclosure with respect to the Loomis Sayles Core Plus Bond Fund or Loomis Sayles Government Securities Fund, (formerly the CDC Nvest Bond Income Fund or CDC Nvest Government Securities Fund, respectively).

Prospectus Changes Effective as of the Effective Date

NAME CHANGES

          . As of the Effective Date, all references to "CDC Nvest High Income Fund", "CDC Nvest Limited Term U.S. Government Fund" and "CDC Nvest Strategic Income Fund" are replaced with, respectively, "Loomis Sayles High Income Fund," "Loomis Sayles Limited Term U.S. Government Fund" and "Loomis Sayles Strategic Income Fund."

          . Similarly, as of the Effective Date, the Investment Company Act File Number for the Funds will be 811-6241.

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES, & RISKS", UNDER THE "ADVISER" AND "SUBADVISER" SUBSECTIONS, THE DESCRIPTION OF THE ADVISER AND THE SUBADVISER FOR EACH OF THE FUNDS IS REVISED AS FOLLOWS:

          . "Loomis, Sayles & Company, L.P. ("Loomis Sayles")" replaces "CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")" as the adviser to the Loomis Sayles High Income Fund, the Loomis Sayles Limited Term U.S. Government Fund and the Loomis Sayles Strategic Income Fund. The references to Loomis Sayles as each Fund's subadviser are deleted.
                                                                     SP200-0903

FUND SUMMARY FOR THE LOOMIS SAYLES HIGH INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A Shares because Class A shares are subject to sales charges and higher expenses. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
16.52%  -3.22%  11.78%  14.88%  15.37%  -1.70%  4.00% -16.09% -10.65%  -8.86%



More recent return information (1/1/03-6/30/03): up 16.79%+

(triangle up) Highest Quarterly Return: Fourth Quarter 2002, up 7.86% (down triangle) Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

+ The returns shown reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt.+ You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------
Average Annual Total Returns+
(for the periods ended December 31, 2002)    Past 1 Year Past 5 Years Past 10 Years
-----------------------------------------------------------------------------------
Class A--Return Before Taxes                   -12.91%       -7.78%        1.08%
-----------------------------------------------------------------------------------
 Return After Taxes on Distributions*          -15.84%      -11.48%       -2.76%
-----------------------------------------------------------------------------------
  Return After Taxes on Distributions &
  Sales of Fund Shares*                         -7.90%       -7.29%       -0.66%
-----------------------------------------------------------------------------------
Lehman Brothers High Yield Composite Index**    -1.41%        0.38%        5.86%
-----------------------------------------------------------------------------------

+ The returns shown reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. Class A shares of the Fund's predecessor commenced operations 2/22/84.

For estimated expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

FUND SUMMARY FOR THE LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+

                                    [CHART]

(total return)+

  1995    1996    1997    1998    1999    2000    2001    2002
  ----    ----    ----    ----    ----    ----    ----    ----
 13.35%   2.73%   7.53%   6.91%  -0.32%   8.82%   7.41%   8.62%



More recent return information (1/1/03-6/30/03): up 1.54%+

(triangle up) Highest Quarterly Return: Third Quarter 1998, up 4.80% (down triangle) Lowest Quarterly Return: First Quarter 1996, down 1.20%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years.+ You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 ------------------------------------------------------------------------------
                                                                    Since Class
 Average Annual Total Returns+                                       Inception
 (for the periods ended December 31, 2002) Past 1 Year Past 5 Years  (3/31/94)
 ------------------------------------------------------------------------------
  Class Y--Return Before Taxes                8.62%        6.23%       6.18%
 ------------------------------------------------------------------------------
   Return After Taxes on Distributions*       6.51%        3.82%       3.57%
 ------------------------------------------------------------------------------
   Return After Taxes on Distributions &
    Sales of Fund Shares*                     5.24%        3.76%       3.61%
 ------------------------------------------------------------------------------
  Lehman Int. Gov't Bond Index**              9.64%        7.44%       7.20%
 ------------------------------------------------------------------------------

+ The returns shown reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

** The returns of the Index do not reflect the effect of taxes.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

FUND SUMMARY FOR THE LOOMIS SAYLES STRATEGIC INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund since the Fund's inception.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+

                                    [CHART]

(total return)+

  2000    2001     2002
  ----    ----     ----
  1.04%   0.33%   15.85%


More recent return information (1/1/03-6/30/03): up 20.06%+

(triangle up) Highest Quarterly Return: Fourth Quarter 2002, up 9.63% (down triangle) Lowest Quarterly Return: Third Quarter 2001, down 2.69%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten- year maturities issued by the U.S. government, its agencies and U.S. corporations.+ They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund whose assets and liabilities were reorganized into the Fund on September 12, 2003.

Average Annual Total Returns+
(for the periods ended December 31, 2002) Past 1 Year Since Class Inception (12/1/99)
-------------------------------------------------------------------------------------
 Class A--Return Before Taxes                15.85%                6.25%
-------------------------------------------------------------------------------------
  Return After Taxes on Distributions*       12.95%                2.93%
-------------------------------------------------------------------------------------
  Return After Taxes on Distributions &
   Sales of Fund Shares*                      9.58%                3.29%
-------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index**      10.25%                7.07%
-------------------------------------------------------------------------------------
 Lehman Brothers Universal Bond Index**       9.83%                9.58%

+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

** The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/99.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

WITHIN THE SECTION ENTITLED "FUND FEES & EXPENSES", THE FOLLOWING TEXT REPLACES THE INFORMATION WITH RESPECT TO THE LOOMIS SAYLES STRATEGIC INCOME FUND.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                    LOOMIS SAYLES STRATEGIC INCOME FUND/1/

                                                         CLASS Y
                                                         -------
                Management fees                           0.65%
                Distribution and/or service (12b-1) fees  0.00%
                Other expenses                            0.29%
                Total annual fund operating expenses      0.94%

/1/ Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2004.

CHANGES TO ALL SUCCESSOR FUNDS

WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE TITLE OF THE SECTION IS REVISED TO READ "MEET THE FUNDS' INVESTMENT ADVISER" AND THE DESCRIPTION OF THE CDC NVEST FUNDS FAMILY AND ACCOMPANYING TEXT IS REVISED AS FOLLOWS TO REFLECT CERTAIN FUND CHANGES:

          . The CDC Nvest Funds family includes 25 mutual funds. The CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Strategic Income Fund (the "Loomis Sayles Funds" each a "Loomis Sayles Fund"), which, along with the Loomis Sayles Municipal Income Fund, the CDC Nvest Income Funds, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Investment Grade Bond Fund, CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds". The CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust, each a "Money Market Fund," constitute the "Money Market Funds."

WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE FOLLOWING TEXT REPLACES THE FIRST PARAGRAPH UNDER THE "ADVISER" SUBSECTION:

          . Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Loomis Sayles Funds.* Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for each Fund.

The following footnote is added to the new text within the subsection entitled "Adviser":

          . * Prior to September 1, 2003, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") served as the adviser to the CDC Nvest High Income Fund, CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund, the respective predecessor funds to the Loomis Sayles Funds.

Within the subsection entitled "Subadviser", the entire paragraph and subsection heading are deleted.

Within the subsection entitled "Subadvisory Agreements" the entire paragraph and the subsection heading are deleted.

THE SECTION ENTITLED "EXCHANGING SHARES" IS REVISED TO READ AS FOLLOWS:

          . In general, you may exchange Class Y shares of your Fund for shares of any other CDC Nvest Fund or series of Loomis Sayles Fund I or Loomis Sayles Funds II that offers Class Y shares or for Class A shares of any Money Market Fund. You may also exchange Class Y shares of your Fund for Institutional Class Shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers such class. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange

             Class Y shares of any CDC Nvest Fund in a NELICO Deferred
              Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of the relevant fund may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

WITHIN THE SECTION ENTITLED "HOW FUND SHARES ARE PRICED", THE FOLLOWING TEXT REPLACES THE FOURTH SENTENCE AFTER THE FIRST BULLET:

          . However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE SECTION ENTITLED "FINANCIAL PERFORMANCE" IS UPDATED AS FOLLOWS WITH RESPECT TO THE LOOMIS SAYLES HIGH INCOME FUND, LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND AND LOOMIS SAYLES STRATEGIC INCOME FUND.

FINANCIAL PERFORMANCE

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Financial highlights are not provided for the Loomis Sayles High Income Fund because Class Y shares of that Fund were not outstanding during the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the semiannual period ended June 30, 2003) has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                    Income (loss) from investment operations:               Less distributions:
                 ----------------------------------------------  -----------------------------------------
                 Net asset
                   value,               Net realized               Dividends    Distributions
                 beginning     Net     and unrealized Total from      from        from net
                     of     Investment gain (loss) on Investment net investment   realized        Total
                 the period   income    investments   operations     income     capital gains distributions
-----------------------------------------------------------------------------------------------------------
Limited Term U.S. Government Fund*
   Class Y
   6/30/2003(h)    $11.78     $0.18(c)     $(0.00)(f)   $ 0.18       $(0.27)         $--         $(0.27)
  12/31/2002        11.41      0.48(c)       0.48         0.96        (0.59)          --          (0.59)
  12/31/2001(d)     11.20      0.56          0.26         0.82        (0.61)          --          (0.61)
  12/31/2000        11.00      0.75          0.19         0.94        (0.74)          --          (0.74)
  12/31/1999        11.73      0.70         (0.74)       (0.04)       (0.69)          --          (0.69)
  12/31/1998        11.66      0.72          0.06         0.78        (0.71)          --          (0.71)
Strategic Income Fund**
   Class Y
   6/30/2003(h)     10.74      0.40(c)       1.73         2.13        (0.48)          --          (0.48)
  12/31/2002         9.90      0.80(c)       0.71         1.51        (0.67)          --          (0.67)
  12/31/2001(d)     10.81      0.94(c)      (0.92)        0.02        (0.93)          --          (0.93)
  12/31/2000        11.65      0.96(c)      (0.84)        0.12        (0.96)          --          (0.96)
  12/31/1999(e)     11.45      0.86         (0.56)        0.30        (0.10)          --          (0.10)

* The financial information for the periods shown reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class Y shares, which were reorganized into Class Y shares of the Loomis Sayles Limited Term U.S. Government Fund effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers and subadvised by Loomis Sayles (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year-end. The Fund's current fiscal year-end is September 30.
** The financial information for the periods shown reflects the financial information for the CDC Nvest Strategic Income Fund's Class Y shares, which were reorganized into Class Y shares of the Loomis Sayles Strategic Income Fund effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers and subadvised by Loomis Sayles (the Fund's current adviser) and had a December 31 fiscal year-end. The Fund's current fiscal year-end is September 30.
(a) Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Per share net investment income has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Limited Term U.S. Government Fund was to decrease net investment income per share by $0.04 and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98%. For Strategic Income Fund there was no effect of this change. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                        Ratios to average net assets:
                                        ----------------------------
        Net asset          Net assets,
          value,    Total    end of                 Net investment    Portfolio
          end of   return  the period  Expenses         income        turnover
        the period (%) (a)    (000)    (%) (b)         (%) (b)        rate (%)
        -----------------------------------------------------------------------
          $11.69     1.5     $6,992      0.92            3.14              42
           11.78     8.6      8,529      0.88            4.14              88
           11.41     7.4      3,441      0.95            4.98             275
           11.20     8.8      3,254      0.95            6.63             384
           11.00    (0.3)     7,086      0.98            6.26             400
           11.73     6.9      8,345      0.96            6.16           1,351
           12.39    20.1      1,904      0.95            6.85              17
           10.74    15.9      1,039      0.94            7.77              30
            9.90     0.3        445      0.93            9.10              10
           10.81     1.0        335      0.90            9.07              13
           11.65     2.7      --(g)      0.96            9.34              19

(e) For the period December 1, 1999 (inception) through December 31, 1999.
(f) Amount rounds to less than $0.01 per share.
(g) Amount is less than $500.
(h) For the six months ended June 30, 2003 (unaudited).

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 2

Fund Fees & Expenses......Page 12

Management Team...........Page 16

Fund Services.............Page 18    CDC Nvest Income Funds--
                                          Class Y Shares
Financial Performance.....Page 26


[LOGO] LOOMIS-SAYLES A              CDC Nvest Bond Income  Fund
COMPANY, L.P.                       Loomis, Sayles & Company, L.P.

                                    CDC Nvest Government Securities Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest High Income Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest Limited Term U.S. Government Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest Strategic Income Fund
                                    Loomis, Sayles & Company, L.P.

                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds 399 Boylston Street,
                        Boston, Massachusetts 02116
                        800-225-5478 www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest Bond Income Fund ................................................    2
CDC Nvest Government Securities Fund ......................................    4
CDC Nvest High Income Fund ................................................    6
CDC Nvest Limited Term U.S. Government Fund ...............................    8
CDC Nvest Strategic Income Fund ...........................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................   16
Meet the Funds' Portfolio Managers ........................................   17

Fund Services

It's Easy to Open an Account ..............................................   18
Buying Shares .............................................................   19
Selling Shares ............................................................   20
Selling Shares in Writing .................................................   21
Exchanging Shares .........................................................   22
Restrictions on Buying, Selling and Exchanging Shares .....................   22
How Fund Shares Are Priced ................................................   23
Dividends and Distributions ...............................................   24
Tax Consequences ..........................................................   24
Compensation to Securities Dealers ........................................   25

Financial Performance

Financial Performance .....................................................   26

Glossary of Terms

Glossary of Terms .........................................................   28


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                     important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Bond Income Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Peter W. Palfrey and Richard G. Raczkowski

Category:    Corporate Income

Ticker Symbol:   Class Y
                 -------
                  NERYX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

/     fixed charge coverage

/     the relationship between cash flows and dividend service obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

/     earnings prospects

/     debt as a percentage of assets

/     borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's credit-worthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o     Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o     Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   20.70%     4.59%      11.40%       8.26%       -0.01%       7.60%       7.80%       3.45%

/\   Highest Quarterly Return: Second Quarter 1995, up 7.47%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 2.19%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years     (12/30/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          3.45%          5.37%           7.82%
       Return After Taxes on Distributions*               1.08%          2.53%           4.88%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                            2.06%          2.87%           4.85%
   Lehman Brothers Aggregate Bond Index**                10.25%          7.55%           8.61%
--------------------------------------------------------------------------------------------------
   Lehman Brothers U.S. Credit Index**                   10.53%          7.28%           8.90%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/94.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks


CDC Nvest Government Securities Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    John Hyll and Clifton V. Rowe

Category:    Government Income

Ticker Symbol:   Class Y
                 -------
                  NEUYX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

/ average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

/     average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.

The Fund may also:

o     Invest in zero-coupon bonds.

o     Invest in mortgage-related securities, including stripped securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   20.31%     1.12%      10.51%       9.31%       -6.28%      13.50%       5.32%      13.70%

/\   Highest Quarterly Return: Third Quarter 2002, up 8.12%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 3.12%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Funds shares. The Lehman Gov't. Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years      (3/31/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          13.70%         6.84%           7.18%
       Return After Taxes on Distributions*               11.64%         4.50%           4.66%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                             8.33%         4.28%           4.47%
--------------------------------------------------------------------------------------------------
   Lehman Gov't Bond Index**                              11.50%         7.77%           7.81%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest High Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")

Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Managers:    Matthew J. Eagan and
             Kathleen C. Gaffney

Category:    Corporate Income

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:

/     issuer debt and debt maturity schedules

/     earnings prospects

/     responsiveness to changes in interest rates

/     experience and perceived strength of management

/     borrowing requirements and liquidation value

/     market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

o Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection.

      Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

o Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.

The Fund may also:


o Invest in zero-coupon, pay-in-kind and Rule 144A securities.

o Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class Y shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                       (total return)
   1993       1994       1995       1996        1997        1998         1999       2000        2001        2002
   16.52%    -3.22%     11.78%      14.88%      15.37%     -1.70%        4.00%     -16.09%     -10.65%      -8.86%

/\   Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
--
--
\/   Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------

   Average Annual Total Returns
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   Past 10 Years
--------------------------------------------------------------------------------------------------
   Class A - Return Before Taxes                          -12.91%        -7.78%          1.08%
       Return After Taxes on Distributions*               -15.84%       -11.48%         -2.76%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                             -7.90%        -7.29%         -0.66%
   Lehman Brothers High Yield Composite Index**            -1.41%         0.38%          5.86%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

**    The returns of the Index do not reflect the effect of taxes.


      Class A commenced operations 2/22/84.

For estimated expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Limited Term U.S. Government Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    John Hyll and Clifton V. Rowe

Category:    Government Income

Ticker Symbol:   Class Y
                 --------
                  NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

/ average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc. ("Moody's")

/     effective duration range of two to four years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

o It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may also:

o Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

o     Invest in zero-coupon bonds.

o     Invest in foreign bonds denominated in U.S. dollars.

o     Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   13.35%     2.73%       7.53%       6.91%       -0.32%       8.82%       7.41%       8.62%

/\   Highest Quarterly Return: Third Quarter 1998, up 4.80%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 1.20%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)         Past 1 Year     Past 5 Years     (3/31/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          8.62%          6.23%           6.18%
       Return After Taxes on Distributions*               6.51%          3.82%           3.57%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                            5.24%          3.76%           3.61%
--------------------------------------------------------------------------------------------------
   Lehman Int. Gov't Bond Index**                         9.64%          7.44%           7.20%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Strategic Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Daniel J. Fuss and Kathleen C. Gaffney

Category:      Corporate Income

Ticker Symbol:   Class Y
                 -------
                  NEZYX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

/     discounted share price compared to economic value

/     undervalued credit ratings with strong or improving credit profiles

/     yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

o Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

o The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.


The Fund may also:

o     Invest in zero-coupon or pay-in-kind bonds.

o     Invest in mortgage-related securities and stripped securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                       (total return)
   2000       2001        2002
    1.04%     0.33%      15.85%

/\   Highest Quarterly Return: Fourth Quarter 2002, up 9.63%
--
--
\/   Lowest Quarterly Return: Third Quarter 2001, down 2.69%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
                                                                    Since
   Average Annual Total Returns                                Class Inception
   (for the periods ended December 31, 2002)     Past 1 Year      (12/1/99)
--------------------------------------------------------------------------------
   Class Y - Return Before Taxes                     15.85%         6.25%
       Return After Taxes on Distributions*          12.95%         2.93%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                        9.58%         3.29%
   Lehman Brothers Aggregate Bond Index**            10.25%         7.07%
--------------------------------------------------------------------------------
   Lehman Brothers Universal Bond Index**             9.83%         9.58%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/99.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

--------------------------------------------------------------------------------
                                                             All Funds Class Y
--------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases                 None
--------------------------------------------------------------------------------
   Maximum deferred sales charge (load)                             None
--------------------------------------------------------------------------------
   Redemption fees                                                  None*
--------------------------------------------------------------------------------

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                              Bond Income Fund         Government Securities Fund         High Income Fund*
                                                   Class Y                       Class Y                      Class Y
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                      0.41%                         0.55%                        0.70%
Distribution and/or service (12b-1) fees             0.00%                         0.00%                        0.00%
Other expenses                                       0.26%                         0.32%                        0.45%
Total annual fund operating expenses                 0.67%                         0.87%                        1.15%
----------------------------------------------------------------------------------------------------
                                                Limited Term
                                             U.S. Government Fund         Strategic Income Fund
                                                   Class Y                       Class Y
----------------------------------------------------------------------------------------------------
Management fees                                      0.57%                         0.65%
Distribution and/or service (12b-1) fees             0.00%                         0.00%
Other expenses                                       0.31%                         0.29%
Total annual fund operating expenses                 0.88%                         0.94%

* Class Y shares of the High Income Fund were not outstanding during 2002. Expenses for High Income Fund have been estimated.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------------------------
                             Bond Income Fund               Government Securities Fund               High Income Fund
                                  Class Y                             Class Y                             Class Y
------------------------------------------------------------------------------------------------------------------------------------
1 year                           $     68                            $    89                              $  117
------------------------------------------------------------------------------------------------------------------------------------
3 years                          $    214                            $   278                              $  365
------------------------------------------------------------------------------------------------------------------------------------
5 years                          $    373                            $   482                              $  633
------------------------------------------------------------------------------------------------------------------------------------
10 years                         $    835                            $ 1,073                              $1,398
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                     Limited Term U.S. Government Fund         Strategic Income Fund
                                 Class Y                             Class Y
-----------------------------------------------------------------------------------------
1 year                           $    90                             $    96
-----------------------------------------------------------------------------------------
3 years                          $   281                             $   300
-----------------------------------------------------------------------------------------
5 years                          $   488                             $   520
-----------------------------------------------------------------------------------------
10 years                         $ 1,084                             $ 1,155
-----------------------------------------------------------------------------------------

* The example is based on Total Annual Fund Operating Expenses for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.


Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (Bond Income, High Income and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

High Yield Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic turndown or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Bond Income, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Funds. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.414% for CDC Nvest Bond Income Fund, 0.550% for CDC Nvest Government Securities Fund, 0.700% for CDC Nvest High Income Fund, 0.570% for CDC Nvest Limited Term U.S. Government Fund and 0.646% for CDC Nvest Strategic Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed the Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 35 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager the Government Securities Fund since January 2003 and the Limited Term U.S. Government Fund since April 2003. He also serves as portfolio manager of the Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts, an M.B.A. from Northeastern University and has over 18 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term U.S. Government Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1992 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and has over 11 years of investment experience.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

      Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

      A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

      There is no initial or subsequent investment minimum for:

o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

o     Separate Accounts of New England Financial, MetLife or their affiliates.

o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y shares.

Fund Services

Buying Shares

                                    Opening an Account                              Adding to an Account

Through Your Investment Dealer
                        o Call your investment dealer for information about opening or adding to an account.

By Mail

                        o Make out a check in U.S. dollars for the        o Make out a check in U.S. dollars for the
                          investment amount, payable to "CDC Nvest          investment amount, payable to "CDC Nvest
                          Funds." Third party checks and "starter"          Funds." Third party checks and "starter"
                          checks will not be accepted.                      checks will not be accepted.

[ENVELOPE ICON]
                        o Mail the check with your completed applica-     o Complete the investment slip from an
                          tion to CDC Nvest Funds, P.O. Box 219579,         account statement or include a letter specify-
                          Kansas City, MO 64121-9579.                       ing the Fund name, your class of shares, your
                                                                            account number and the registered account
                                                                            name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund        o Call your investment dealer or CDC Nvest
                          into which you are exchanging by calling          Funds at 800-225-5478 to request an
[WIRE ICON]               your investment dealer or CDC Nvest Funds         exchange.
                          at 800-225-5478.

                        o Call your investment dealer or CDC Nvest
                          Funds to request an exchange.

By Wire

                        o Call CDC Nvest Funds at 800-225-5478 to         o Instruct your bank to transfer funds to State
                          obtain an account number and wire transfer        Street Bank & Trust Company, ABA#
                          instructions. Your bank may charge you for        011000028, and DDA # 99011538.
                          such a transfer.
[TELEPHONE ICON]
                                                                          o Specify the Fund name, your class of shares,
                                                                            your account number and the registered
                                                                            account name(s). Your bank may charge you
                                                                            for such a transfer.

Through Automated Clearing House ("ACH")

                        o Ask your bank or credit union whether it is a   o Call CDC Nvest Funds at 800-225-5478 to
                          member of the ACH system.                         add shares to your account through ACH.

[ACH ICON]              o Complete the "Bank Information" section on      o If you have not signed up for the ACH system,
                          your account application.                         please call CDC Nvest Funds for a
                                                                            Service Options Form.

                        o Mail your completed application to CDC
                          Nvest Funds, P.O. Box 219579, Kansas City,
                          MO 64121-9579.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o Call your investment dealer for information.

By Mail

                        o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds.
                          Additional materials may be required. See the section entitled "Selling Shares in Writing."

                        o The request must be signed by all of the owners of the shares and must include the capacity
[ENVELOPE ICON]           in which they are signing, if appropriate.


                        o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City,
                          MO 64121-9579, or by registered, express or certified mail to CDC Nvest Funds,
                          390 West 9th Street, Kansas City, MO 64105-1514.


                        o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[EXCHANGE ICON]
                        o Call CDC Nvest Funds to request an exchange.

By Wire

                        o Complete the "Bank Information" section on your account application.

                        o Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see
[WIRE ICON]               above) that you wish to have your proceeds wired to your bank.

                        o Proceeds (less any applicable CDSC) will generally be wired on the next business day.
                          wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.


Through Automated Clearing House

                        o Ask your bank or credit union whether it is a member of the ACH system.

                        o Complete the "Bank Information" section on your account application.

[ACH ICON]              o If you have not signed up for the ACH system on your application, please call CDC Nvest
                          Funds at 800-225-5478 for a Service Options Form.

                        o Call CDC Nvest Funds to request an ACH redemption.

                        o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.


By Telephone

[TELEPHONE ICON]        o Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or


o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.


A notary public cannot provide a signature guarantee.
A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Fund Services

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                         Situation
The Fund may suspend the right of redemption or postpone            o When the New York Stock Exchange (the "Exchange") is
payment for more than 7 days:                                         closed (other than a weekend/holiday)

                                                                    o During an emergency

                                                                    o Any other period permitted by the SEC

The Fund reserves the right to suspend account services or          o With a notice of a dispute between registered owners
refuse transaction requests:
                                                                    o With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in part           o When it is detrimental for a Fund to make cash payments
by a distribution in kind of readily marketable securities in         as determined in the sole discretion of the adviser or
lieu of cash or may take up to 7 days to pay a redemption             subadviser
request in order to raise capital:

The Fund may withhold redemption proceeds until the                 o When redemptions are made within 10 calendar days of
check or funds have cleared:                                          purchase by check or ACH of the shares being redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                         Total market value of securities + Cash and other assets - Liabilities
   Net Asset Value =   ----------------------------------------------------------------------------
                                              Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) --amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Fund Services


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                                Income (loss)
                                          from investment operations:                       Less distributions:
                                      --------------------------------------  ---------------------------------------------

                          Net asset
                            value,                Net realized                  Dividends    Distributions
                          beginning       Net    and unrealized   Total from      from          from net
                              of      investment gain (loss) on   investment  net investment    realized          Total
                          the period    income     investments    operations      income      capital gains   distributions
                          ----------  ---------- --------------   ----------  -------------- --------------  --------------
BOND INCOME FUND
    Class Y
   12/31/2002               $11.63      $ 0.69(f)     $(0.32)       $ 0.37        $(0.67)       $   --          $(0.67)
   12/31/2001(c)             11.54        0.79          0.10          0.89         (0.80)           --           (0.80)
   12/31/2000                11.54        0.83          0.01          0.84         (0.84)           --           (0.84)
   12/31/1999                12.38        0.85         (0.86)        (0.01)        (0.82)        (0.01)          (0.83)
   12/31/1998                12.41        0.84          0.15          0.99         (0.84)        (0.18)          (1.02)

GOVERNMENT SECURITIES
FUND
    Class Y
   12/31/2002                11.17        0.49(f)       1.00          1.49         (0.55)           --           (0.55)
   12/31/2001(c)             11.17        0.55          0.04          0.59         (0.59)           --           (0.59)
   12/31/2000                10.44        0.65          0.71          1.36         (0.63)           --           (0.63)
   12/31/1999                11.88        0.70         (1.43)        (0.73)        (0.71)           --           (0.71)
   12/31/1998                11.54        0.72          0.32          1.04         (0.70)           --           (0.70)

LIMITED TERM U.S.
GOVERNMENT FUND
    Class Y
   12/31/2002                11.41        0.48(f)       0.48          0.96         (0.59)           --           (0.59)
   12/31/2001(c)             11.20        0.56          0.26          0.82         (0.61)           --           (0.61)
   12/31/2000                11.00        0.75          0.19          0.94         (0.74)           --           (0.74)
   12/31/1999                11.73        0.70         (0.74)        (0.04)        (0.69)           --           (0.69)
   12/31/1998                11.66        0.72          0.06          0.78         (0.71)           --           (0.71)

STRATEGIC INCOME FUND
    Class Y
   12/31/2002                 9.90        0.80(f)       0.71          1.51         (0.67)           --           (0.67)
   12/31/2001(c)             10.81        0.94(f)      (0.92)         0.02         (0.93)           --           (0.93)
   12/31/2000                11.65        0.96(f)      (0.84)         0.12         (0.96)           --           (0.96)
   12/31/1999(e)             11.45        0.86         (0.56)         0.30         (0.10)           --           (0.10)


(a)   Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68%. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $0.04 per share and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85%. For Limited Term U.S. Government Fund, the effect of this change was to decrease net investment income per share by $0.04 and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98%. For Strategic Income Fund there was no effect of this change. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                   Ratios to average net assets:
                                                   -----------------------------

 Net asset                          Net assets,
  value,          Total               end of                     Net investment    Portfolio
  end of         return             the period       Expenses        income         turnover
the period       (%) (a)               (000)         (%) (b)         (%) (b)        rate (%)
----------      ---------           -----------    -----------   ---------------   ----------
$   11.33          3.5              $  18,346          0.67            6.15              65
    11.63          7.8                 17,351          0.67            6.68              84
    11.54          7.6                 14,013          0.67            7.40              83
    11.54         (0.0)(d)             10,320          0.72            7.12              63
    12.38          8.2                  9,289          0.76            6.69              65

    12.11         13.7                  6,822          0.87            4.28              52
    11.17          5.3                  4,821          1.00            4.85             317
    11.17         13.5                  4,593          1.01            6.09             622
    10.44         (6.3)                 2,754          1.11            6.25             313
    11.88          9.3                  3,404          1.13            6.05             106

    11.78          8.6                  8,529          0.88            4.14              88
    11.41          7.4                  3,441          0.95            4.98             275
    11.20          8.8                  3,254          0.95            6.63             384
    11.00         (0.3)                 7,086          0.98            6.26             400
    11.73          6.9                  8,345          0.96            6.16           1,351

    10.74         15.9                  1,039          0.94            7.77              30
     9.90          0.3                    445          0.93            9.10              10
    10.81          1.0                    335          0.90            9.07              13
    11.65          2.7                     --(g)       0.96            9.34              19

(d)   Amount is less than one tenth of one percent.

(e)   For the period December 1, 1999 (inception) through December 31, 1999.

(f) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(g)   Amount is less than $500.

Glossary of Terms


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

 Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

  Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's
                         Internet site at: www.sec.gov.

Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

                    (Investment Company Act File No. 811-242)

                                    YB51-0503

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

  Supplement dated September 15, 2003 to the CDC Nvest Tax Free Income Funds Classes A and B Prospectus dated May 1, 2003, as supplemented from time to time
   (the "Prospectus"). This Supplement, taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles Municipal Income Fund, a series of Loomis Sayles Funds II.

    This Supplement relates only to the Loomis Sayles Municipal Income Fund (formerly the CDC Nvest Municipal Income Fund). This Supplement does not relate to or modify any disclosure with respect to the Loomis Sayles Massachusetts Tax
 Free Income Fund (formerly the CDC Nvest Massachusetts Tax Free Income Fund). Shareholders and prospective shareholders of the Loomis Sayles Massachusetts
              Tax Free Income Fund may disregard this Supplement.

On June 12, 2003, the Board of Trustees of CDC Nvest Funds Trust I ("Trust I") and Loomis Sayles Funds II (the "Trust", formerly Loomis Sayles Funds) approved the reorganization (the "Reorganization") of certain series of Trust I into the Trust, a registered, open-end management investment company. Effective on or about September 12, 2003 (the "Effective Date"), the CDC Nvest Municipal Income Fund (the "Predecessor Fund") will cease to be a series of Trust I, and will become the Loomis Sayles Municipal Income Fund, a series of the Trust (the "Successor Fund" or the "Fund"). Consequently, shareholders of the Predecessor Fund will become shareholders of the same class of shares of the Successor Fund. The effectiveness of the Predecessor Fund's Reorganization is subject to several conditions, including the approval of the shareholders of the Predecessor Fund.

The Successor Fund will be identical to the Predecessor Fund, except as discussed below. Therefore, the Prospectus of the Predecessor Fund, as modified by this Supplement, will be used to offer and sell shares of the Successor Fund. Disclosure in the Prospectus relating to the Predecessor Fund applies to the Successor Fund, except as set forth in the Prospectus. This supplement does not modify any disclosures with respect to the Loomis Sayles Massachusetts Tax Free Income Fund (formerly the CDC Nvest Massachusetts Tax Free Income Fund).

Prospectus Changes Effective as of the Effective Date

NAME CHANGE

          . As of the Effective Date, any reference to "CDC Nvest Municipal Income Fund" is replaced with "Loomis Sayles Municipal Income Fund."

          . Similarly, as of the Effective Date, the Investment Company Act File Number for the Fund will be 811-6241.

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", UNDER THE "ADVISER" AND "SUBADVISER" SUBSECTIONS, THE DESCRIPTION OF THE ADVISER AND THE SUBADVISER IS REVISED AS FOLLOWS:

          . "Loomis, Sayles & Company, L.P. ("Loomis Sayles")" replaces "CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")" as the adviser to the Fund. The references to Loomis Sayles as the Fund's subadviser are deleted.

FUND SUMMARY FOR THE LOOMIS SAYLES MUNICIPAL INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES AND RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.
                                                                     SP201-0903

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

 1993    1994    1995   1996   1997   1988    1999   2000   2001   2002
------  ------  ------  -----  -----  -----  ------  -----  -----  -----
12.16%  -7.99%  17.22%  4.63%  8.58%  5.33%  -2.76%  8.76%  3.00%  7.31%

More recent return information (1/1/03 - 6/30/03): up 3.34%+

(triangle up) Highest Quarterly Return: First Quarter 1995, up 8.46% (down triangle) Lowest Quarterly Return: First Quarter 1994, down 6.55%

The table below shows how annual total returns for each Class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, a market-weighted unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

                                                                                      Since Class B
Average Annual Total Returns+                                                           Inception
(for the periods ended December 31, 2002)      Past 1 Year Past 5 Years Past 10 Years   (9/13/93)
---------------------------------------------------------------------------------------------------
Class A--Return Before Taxes                      2.50%        3.28%        4.91%           --
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions*              2.49%        3.26%        4.80%           --
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions & Sales of
  Fund Shares*                                    3.29%        3.56%        4.89%           --
---------------------------------------------------------------------------------------------------
Class B--Return Before Taxes                      1.66%        3.16%          --          3.90%
---------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**            9.60%        6.06%        6.71%         6.10%

+ The returns shown reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only Class A of the Fund. After-tax returns for Class B shares of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 9/30/93 for Class B shares of the Fund's predecessor. Class A shares of the Fund's predecessor commenced operations 5/9/77.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE TITLE OF THE SECTION IS REVISED TO READ "MEET THE FUNDS' INVESTMENT ADVISER" AND THE DESCRIPTION OF THE CDC NVEST FUNDS FAMILY AND ACCOMPANYING TEXT IS REVISED AS FOLLOWS TO REFLECT CERTAIN FUND CHANGES:

          . The CDC Nvest Funds family includes 25 mutual funds. CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Municipal Income Fund, which, along with the Loomis Sayles Massachusetts Tax Free Income Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Investment Grade Bond Fund, CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Income Funds, constitute the "CDC Nvest Funds." The CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust, each a "Money Market Fund," constitute the "Money Market Funds."

WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE FOLLOWING TEXT REPLACES THE FIRST PARAGRAPH UNDER THE "ADVISER" SUBSECTION:

          . Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Loomis Sayles Municipal Income Fund.* Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for the Funds.

THE FOLLOWING FOOTNOTE IS ADDED TO THE NEW TEXT WITHIN THE SUBSECTION ENTITLED "ADVISER":

          . * Prior to September 1, 2003, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") served as the adviser to the CDC Nvest Municipal Income Fund, the predecessor fund to the Loomis Sayles Municipal Income Fund. Loomis Sayles was the CDC Nvest Municipal Income Fund's subadviser during such period.

Within the subsection entitled "Subadviser", the entire paragraph and subsection heading are deleted.

Within the subsection entitled "Subadvisory Agreements" the entire paragraph and subsection heading are deleted.

THE SECTION ENTITLED "EXCHANGING SHARES" IS REVISED TO READ AS FOLLOWS:

          . In general, you may exchange shares of your Fund for shares of the same class of a CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers such class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less) or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the relevant fund may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

WITHIN THE SECTION ENTITLED "HOW FUND SHARES ARE PRICED", THE FOLLOWING TEXT REPLACES THE FOURTH SENTENCE AFTER THE FIRST BULLET:

          . However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE SECTION ENTITLED "FINANCIAL PERFORMANCE" IS UPDATED AS FOLLOWS WITH RESPECT TO THE LOOMIS SAYLES MUNICIPAL INCOME FUND:

FINANCIAL PERFORMANCE

The financial highlights tables are intended to help you understand the Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for the information for the semiannual period ended June 30, 2003) has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                              Income (loss) from investment operations:            Less distributions:
                              ----------------------------------------  -----------------------------------------
                   Net asset
                     value,                 Net realized      Total       Dividends    Distributions
                   beginning     Net       and unrealized      from          from        from net
                       of     investment   gain (loss) on   investment  net investment   realized        Total
                   the period   income      investments     operations      income     capital gains distributions
------------------------------------------------------------------------------------------------------------------
Municipal Income Fund*
   Class A
    6/30/2003(c)     $7.43      $0.15          $ 0.09         $ 0.24        $(0.15)         $--         $(0.15)
   12/31/2002         7.25       0.34            0.18           0.52         (0.34)          --          (0.34)
   12/31/2001(b)      7.39       0.36           (0.14)          0.22         (0.36)          --          (0.36)
   12/31/2000         7.17       0.40            0.21           0.61         (0.39)          --          (0.39)
   12/31/1999         7.76       0.39           (0.59)         (0.20)        (0.39)          --          (0.39)
   12/31/1998         7.75       0.39            0.01           0.40         (0.39)          --          (0.39)
   Class B
    6/30/2003(c)      7.44       0.13            0.09           0.22         (0.13)          --          (0.13)
   12/31/2002         7.25       0.29            0.19           0.48         (0.29)          --          (0.29)
   12/31/2001(b)      7.39       0.31           (0.14)          0.17         (0.31)          --          (0.31)
   12/31/2000         7.17       0.35            0.21           0.56         (0.34)          --          (0.34)
   12/31/1999         7.76       0.33           (0.59)         (0.26)        (0.33)          --          (0.33)
   12/31/1998         7.75       0.33            0.01           0.34         (0.33)          --          (0.33)

* The financial information for the periods shown reflects the financial information for the CDC Nvest Municipal Income Fund's Class A shares and Class B shares, which were reorganized into Class A shares and Class B shares, respectively, of the Loomis Sayles Municipal Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Advisers and subadvised by Loomis Sayles (the Fund's current adviser) and, prior to September 12, 2003 had a December 31 fiscal year-end. The Fund's current fiscal year-end is September 30.
(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.
(b) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Municipal Income Fund, was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) For the six months ended June 30, 2003 (unaudited).

                                         Ratios to average net assets:
                                         -----------------------------
          Net asset          Net assets,                  Net
            values    Total  end of the                investment      Portfolio
            end of   return    period    Expenses        income        turnover
          the period (%) (a)    (000)      (%)            (%)          rate (%)
          ----------------------------------------------------------------------
            $7.52      3.3    $131,485     1.09           4.23             33
             7.43      7.3     133,005     1.06           4.67             33
             7.25      3.0     137,852     1.07           4.89             80
             7.39      8.8     142,539     0.95           5.39            156
             7.17     (2.8)    152,829     0.93           5.13            137
             7.76      5.3     172,643     0.93           5.03             26
             7.53      3.0      11,550     1.83           3.53             33
             7.44      6.7      12,326     1.81           3.92             33
             7.25      2.2      14,549     1.82           4.14             80
             7.39      8.0      14,520     1.70           4.64            156
             7.17     (3.5)     15,644     1.68           4.38            137
             7.76      4.5      15,878     1.68           4.28             26

                           [LOGO] CDC Nvest Funds(SM)

               CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 1

Fund Fees & Expenses.......Page 5

Management Team............Page 8

Fund Services..............Page 10

Financial Performance......Page 23  CDC Nvest Tax Free Income Funds

[LOGO] LOOMIS-SAYLES A              CDC Nvest Massachusetts Tax Free Income Fund
COMPANY, L.P.                       Loomis, Sayles & Company, L.P.

                                    CDC Nvest Municipal Income Fund
                                    Loomis, Sayles & Company, L.P.



                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478

                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest Massachusetts Tax Free Income Fund ..............................  1
CDC Nvest Municipal Income Fund ...........................................  3

Fund Fees & Expenses

Fund Fees & Expenses ......................................................  5

More About Risk

More About Risk............................................................  7

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................  8
Meet the Funds' Portfolio Managers ........................................  9

Fund Services

Investing in the Funds .................................................... 10
How Sales Charges Are Calculated .......................................... 11
Ways to Reduce or Eliminate Sales Charges ................................. 12
It's Easy to Open an Account .............................................. 13
Buying Shares ............................................................. 14
Selling Shares ............................................................ 15
Selling Shares in Writing ................................................. 17
Exchanging Shares ......................................................... 18
Restrictions on Buying, Selling and Exchanging Shares ..................... 18
How Fund Shares Are Priced ................................................ 19
Dividends and Distributions ............................................... 20
Tax Consequences .......................................................... 20
Compensation to Securities Dealers ........................................ 21
Additional Investor Services .............................................. 22

Financial Performance

Financial Performance ..................................................... 23

Glossary of Terms

Glossary of Terms.......................................................... 25


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                      important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Massachusetts Tax Free Income Fund

Adviser:    CDC IXIS Asset Management Advisers, L.P.
            ("CDC IXIS Advisers")

Subadviser: Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")

Managers:   Robert Payne and Martha A. Strom

Category:   Tax Free Income

Ticker Symbol:         Class A       Class B
                       ---------------------
                       NEFMX         NEMBX

Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. It is a fundamental policy of the Fund to, under normal market conditions, invest at least 80% of its net assets in investments the income of which is exempt from federal and Massachusetts income tax (which may include securities of issuers located outside of Massachusetts so long as the income of such securities is exempt from federal and Massachusetts income tax). Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or securities that are non-rated but are considered to be of comparable quality by Loomis Sayles.

To achieve this goal, the Fund maintains policies that provide that (1) at least 90% of its net assets are invested in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT") and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities")) and (2) not more than 20% of its assets are invested in securities on which the interest is subject to AMT for individuals.

Loomis Sayles follows a conservative total-return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:

/     Average credit rating of A (as rated by S&P or Moody's)

/     Average maturity of between 15 and 25 years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the Fund's investment universe. This value analysis uses quantitative tools such as internal and external computer systems and software.

o The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.

The Fund may also:

o Invest up to 15% of its assets in lower-quality bonds (those rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or considered to be of comparable grade by Loomis Sayles if non-rated).

o     Invest in zero-coupon bonds.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

State specific: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods shown.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
12.40%  -7.34%   17.83%  3.24%   9.32%   4.92%   -4.12%  9.27%   3.21%   8.12%

/\  Highest Quarterly Return: First Quarter 1995, up 7.55%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 6.11%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Since Class B
Average Annual Total Returns                                                                            Inception
(for the periods ended December 31, 2002)           Past 1 Year     Past 5 Years     Past 10 Years      (9/13/93)
--------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          3.53%            3.27%             4.98%              --
    Return After Taxes on Distributions*               1.87%            2.72%             4.44%              --
    Return After Taxes on Distributions &
    Sales of Fund Shares*                              2.13%            3.01%             4.51%              --
Class B - Return Before Taxes                          2.43%            3.16%               --              3.93%
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                 9.60%            6.06%             6.71%             6.09%
--------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares of the Fund will vary.


** The returns of the Index do not reflect the effect of taxes. The returns the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 3/23/84.

          For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Municipal Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
             ("CDC IXIS Advisers")

Subadviser:  Loomis, Sayles & Company, L.P.
                  ("Loomis Sayles")

Managers:    Robert Payne and Martha A. Strom

Category:    Tax Free Income

Ticker Symbol:          Class A       Class B
                        ---------------------
                        NEFTX         NETBX

Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax). The Fund will not change such policy without shareholder approval. The Fund may invest not more than 20% of its net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles), and the other 15% may be invested in lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's or are considered to be of comparable quality by Loomis Sayles) or non-rated bonds. The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential.

Loomis Sayles follows a total-return oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:

/     revenue projections and spending requirements/forecasts

/     earnings prospects and cash flow

/     debt as a percentage of assets and cash flow

/     borrowing requirements, debt maturity schedules and reserve requirements

/     the relationship between cash flows and dividend obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax-free income consistent with overall credit quality.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.

The Fund may also:

o Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.

o     Invest in zero-coupon bonds.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Municipal Securities: Weakness in the local or national economy and other economic or regulatory events impacting municipal issuers generally could adversely affect the credit ratings and credit worthiness of the issuers of the municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
12.16%  -7.99%   17.22%  4.63%   8.58%   5.33%   -2.76%  8.76%   3.00%   7.31%

/\   Highest Quarterly Return: First Quarter 1995, up 8.46%
--
--
\/   Lowest Quarterly Return: First Quarter 1994, down 6.55%

The table below shows how the average annual total returns for each Class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Since Class B
Average Annual Total Returns                                                                        Inception
(for the periods ended December 31, 2002)         Past 1 Year    Past 5 Years    Past 10 Years      (9/13/93)
-----------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                        2.50%           3.28%            4.91%              --
    Return After Taxes on Distributions*             0.70%           2.73%            4.31%              --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          1.50%           3.03%            4.40%              --
Class B - Return Before Taxes                        1.66%           3.16%              --             3.90%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**               9.60%           6.06%            6.71%            6.10%
-----------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 5/9/77.

          For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------
                                                               Massachusetts Tax                      Municipal
                                                               Free Income Fund                      Income Fund
                                                           Class A          Class B           Class A           Class B
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              4.25%            None              4.50%            None
------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
     of original purchase price or redemption
     proceeds, as applicable)(2)                             (3)             5.00%              (3)             5.00%
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*             None*            None*
------------------------------------------------------------------------------------------------------------------------

(1)   A reduced sales charge on Class A shares applies in some cases.

      See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


-------------------------------------------------------------------------------------------------
                                              Massachusetts Tax             Municipal Income
                                              Free Income Fund*                   Fund
                                             Class A     Class B           Class A     Class B
-------------------------------------------------------------------------------------------------
Management fees                               0.60%        0.60%            0.46%        0.46%
Distribution and/or service (12b-1) fees      0.35%        1.00%**          0.25%        1.00%**
Other expenses                                0.39%        0.39%            0.35%        0.35%
Total annual fund operating expenses          1.34%        1.99%            1.06%        1.81%
-------------------------------------------------------------------------------------------------

* CDC IXIS Advisers has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.40% and 2.05% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.


** Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                      Massachusetts Tax Free Income Fund      Municipal Income Fund
----------------------------------------------------------------------------------------
                         Class A          Class B          Class A         Class B
                                       (1)       (2)                    (1)        (2)
----------------------------------------------------------------------------------------
1 year                    $556        $702      $202         $553       $684       $184
----------------------------------------------------------------------------------------
3 years                   $831        $924      $624         $772       $869       $569
----------------------------------------------------------------------------------------
5 years                 $1,128      $1,273    $1,073       $1,008     $1,180       $980
----------------------------------------------------------------------------------------
10 years**              $1,969      $2,149    $2,149       $1,686     $1,930     $1,930
----------------------------------------------------------------------------------------


(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser

The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Tax Free Income Funds (the "Funds" and each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Equity Funds and CDC Nvest Star Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust, constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Funds. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.460% for the Municipal Income Fund and 0.600% for the Massachusetts Tax Free Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Robert Payne

Robert Payne has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2003. Mr. Payne is Vice President and Portfolio Manager of Loomis Sayles. His investment career began in 1967 and he has been with Loomis Sayles since 1982. He received a B.S. from the University of Utah and has over 35 years of investment experience.

Martha A. Strom

Martha A. Strom has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2002. Ms. Strom is Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles. Her investment career began with Loomis Sayles in 1988. Following a five-year period with Nuveen Investments where she was Assistant Vice President and Fixed Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001. Ms. Strom received a B.S. from Boston University and has over 15 years of investment management experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A and B shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("the offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

----------------------------------------------------------------------------------------------------
                         Massachusetts Tax Free Income Fund              Municipal Income Fund
                               Class A Sales Charges                     Class A Sales Charges
                            As a % of        As a % of             As a % of         As a % of
Your Investment           offering price   your investment       offering price    your investment
----------------------------------------------------------------------------------------------------
Less than  $ 50,000           4.25%             4.44%                 4.50%             4.71%
----------------------------------------------------------------------------------------------------
$ 50,000 - $ 99,000           4.00%             4.17%                 4.50%             4.71%
----------------------------------------------------------------------------------------------------
$100,000 - $249,999           3.50%             3.63%                 3.50%             3.63%
----------------------------------------------------------------------------------------------------
$250,000 - $499,999           2.50%             2.56%                 2.50%             2.56%
----------------------------------------------------------------------------------------------------
$500,000 - $999,999           2.00%             2.04%                 2.00%             2.04%
----------------------------------------------------------------------------------------------------
$1,000,000 or more*           0.00%             0.00%                 0.00%             0.00%
----------------------------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

------------------------------------------------------------------
           Class B Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
------------------------------------------------------------------
               1st                           5.00%
------------------------------------------------------------------
               2nd                           4.00%
------------------------------------------------------------------
               3rd                           3.00%
------------------------------------------------------------------
               4th                           3.00%
------------------------------------------------------------------
               5th                           2.00%
------------------------------------------------------------------
               6th                           1.00%
------------------------------------------------------------------
           thereafter                        0.00%
------------------------------------------------------------------

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $100,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Class A or B Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

---------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to           Investment Builder          Minimum for
Type of Account                                          Open an Account       or Payroll Deduction      Existing Accounts
---------------------------------------------------------------------------------------------------------------------------
Any account other than those
listed below                                                  $2,500                   $25                     $100
---------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                   $25                     $100
Transfers to Minors Act ("UTMA")
---------------------------------------------------------------------------------------------------------------------------

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)               CDC Nvest Funds Web Site

           800-225-5478, press 1                        www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                            Opening an Account                  Adding to an Account
Through Your Investment Dealer

                  o Call your investment dealer for information about opening or adding to an account.

By Mail

                  o     Make out a check in U.S.       o     Make out a check in U.S.
                        dollars for the investment           dollars for the investment
                        amount, payable to "CDC              amount, payable to "CDC
                        Nvest Funds." Third party            Nvest Funds." Third party
[ENVELOPE ICON]         checks and "starter" checks          checks and "starter" checks
                        will not be accepted.                will not be accepted.


                  o     Mail the check with your       o     Complete the investment slip
                        completed application to CDC         from an account statement or
                        Nvest Funds, P.O. Box                include a letter specifying
                        219579, Kansas City, MO              the Fund name, your class of
                        64121-9579.                          shares, your account number
                                                             and the registered account
                                                             name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus    o     Call your investment dealer
                        for the Fund into which you          or CDC Nvest Funds at
                        are exchanging by calling            800-225-5478 or visit
                        your investment dealer or            www.cdcnvestfunds.com to
                        CDC Nvest Funds at                   request an exchange.
                        800-225-5478.
[EXCHANGE ICON]
                  o     Call your investment dealer
                        or CDC Nvest Funds or visit
                        www.cdcnvestfunds.com to
                        request an exchange.

By Wire

                  o     Call CDC Nvest Funds at        o     Visit www.cdcnvestfunds.com
                        800-225-5478 to obtain an            to add shares to your
                        account number and wire              account by wire. Instruct
                        transfer instructions. Your          your bank to transfer funds
                        bank may charge you for such         to State Street Bank & Trust
                        a transfer.                          Company, ABA# 011000028, and
                                                             DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your
                                                             account number and the
                                                             registered account name(s).
                                                             Your bank may charge you for
                                                             such a transfer.

Through Automated Clearing House ("ACH")


                  o     Ask your bank or credit        o     Call CDC Nvest Funds at
                        union whether it is a member         800-225-5478 or visit
                        of the ACH system.                   www.cdcnvestfunds.com to add
                                                             shares to your account
                  o     Complete the "Bank                   through ACH.
[ACH ICON]              Information" section on your
                        account application.           o     If you have not signed up
                                                             for the ACH system, please
                  o     Mail your completed                  call CDC Nvest Funds or
                        application to CDC Nvest             visit www.cdcnvestfunds.com
                        Funds, P.O. Box 219579,              for a Service Options Form.
                        Kansas City, MO 64121-9579.


Automatic Investing Through Investment Builder

                  o     Indicate on your application   o     Please call CDC Nvest Funds
                        that you would like to begin         at 800-225-5478 or visit
                        an automatic investment plan         www.cdcnvestfunds.com for a
                        through Investment Builder           Service Options Form. A
                        and the amount of the                signature guarantee may be
[INVESTING ICON]        monthly investment ($25              required to add this
                        minimum).                            privilege.

                  o     Include a check marked         o     See the section entitled
                        "Void" or a deposit slip             "Additional Investor
                        from your bank account.              Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o     The request must be signed by all of the owners of the
                        shares and must include the capacity in which they are
[ENVELOPE ICON]         signing, if appropriate.


                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus for the Fund into which you
                        are exchanging by calling your investment dealer or CDC
[EXCHANGE ICON]         Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
                        www.cdcnvestfunds.com or indicate in your redemption
[WIRE ICON]             request letter (see above) that you wish to have your
                        proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
[TELEPHONE ICON]        method you wish to use to redeem your shares. You may
                        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Check (for Class A shares of Massachusetts Tax Free Income Fund only)

                  o Select the check writing option on your application and complete the signature card.

                  o To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
[CHECK ICON]
                  o     Each check must be written for $500 or more.

                  o You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s), or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                   Requirements for Written Requests

Individual, joint, sole                 o     The request must include the
proprietorship, UGMA/UTMA (minor              signatures of all persons
accounts)                                     authorized to sign,
                                              including title, if
                                              applicable.

                                        o     Signature guarantee, if
                                              applicable (see above).

                                        o     Additional documentation may
                                              be required.

Corporate or association accounts      o      The request must include the
                                              signatures of all persons
                                              authorized to sign,
                                              including title.

Owners or trustees of trust             o     The request must include the
accounts                                      signatures of all trustees
                                              authorized to sign,
                                              including title.

                                        o     If the names of the trustees
                                              are not registered on the
                                              account, please provide a
                                              copy of the trust document
                                              certified within the past 60
                                              days.

                                        o     Signature guarantee, if
                                              applicable (see above).

Joint tenancy whose co-tenants are      o     The request must include the
deceased                                      signatures of all surviving
                                              tenants of the account.

                                        o     Copy of the death certificate.

                                        o     Signature guarantee if
                                              proceeds check is issued to
                                              other than the surviving
                                              tenants.

Power of Attorney (POA)                o      The request must include the
                                              signatures of the
                                              attorney-in-fact, indicating
                                              such title.

                                        o     A signature guarantee.

                                        o     Certified copy of the POA
                                              document stating it is still
                                              in full force and effect,
                                              specifying the exact Fund
                                              and account number, and
                                              certified within 30 days of
                                              receipt of instructions.*

Executors of estates,                   o     The request must include the
administrators, guardians,                    signatures of all those
conservators                                  authorized to sign,
                                              including capacity.

                                        o     A signature guarantee.

                                        o     Certified copy of court
                                              document where signer
                                              derives authority, e.g.,
                                              Letters of Administration,
                                              Conservatorship and Letters
                                              Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in the prospectus:

Restriction                                  Situation

The Fund may suspend the right of            o     When the New York Stock
redemption or postpone payment for                 Exchange (the "Exchange") is
more than 7 days:                                  closed (other than a
                                                   weekend/holiday)

                                             o     During an emergency

                                             o     Any other period permitted
                                                   by the SEC

The Fund reserves the right to               o     With a notice of a dispute
suspend account services or refuse                 between registered owners
transaction requests:
                                             o     With suspicion/evidence of a
                                                   fraudulent act

The Fund may pay the redemption              o     When it is detrimental for a
price in whole or in part by a                     Fund to make cash payments
distribution in kind of readily                    as determined in the sole
marketable securities in lieu of                   discretion of the adviser or
cash or may take up to 7 days to                   subadviser
pay a redemption request in order
to raise capital:

The Fund may withhold redemption             o     When redemptions are made
proceeds until the check or funds                  within 10 calendar days of
have cleared:                                      purchase by check or ACH of
                                                   the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                         Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =       -----------------------------------------------------------------------
                                              Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from your investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) --amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (tax exempt and taxable income other than long-term capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Each Fund also intends to meet all the requirements of the Code necessary to ensure that they are qualified to pay "exempt interest dividends." Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax. In addition, in the case of Massachusetts Tax Free Income Fund, such distributions are not generally subject to Massachusetts state income tax to the extent they derive from Massachusetts obligations and provided that the Fund identifies such distributions in written notice to shareholders within 60 days from the end of the taxable year. The Funds may, however, invest a portion of their assets in securities that generate income that is not exempt from federal or state taxes.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

If you receive social security or railroad retirement benefits, a portion of those benefits may be subject to federal income tax as a result of receiving exempt interest dividends. Also, an investment in the Funds may result in a liability for federal alternative minimum tax as well as state and local taxes, both for individual and corporate shareholders.

Fund Services


Tax Consequences

Each Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

You should consult your tax adviser for more information on your own situation, including possible state or local tax.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

Special tax considerations for Massachusetts Tax Free Income Fund

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

For state tax purposes, gains realized by the Fund on the sale of certain tax-exempt securities that are designated by the Fund as tax-exempt retain their tax-exempt character when distributed to shareholders.

Under new tax legislation enacted by Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single tax rate rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

Special tax considerations for Municipal Income Fund

The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Massachusetts Tax Free Income Fund also pay an annual distribution fee of 0.10% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                       Income (loss) from investment
                                                 operations:                      Less distributions:
                                     ------------------------------------  ---------------------------------
                                                    Net
                                                  realized                             Distribu-
                         Net asset                  and                    Dividends     tions
                          value,                 unrealized      Total       from       from net               Net asset
                         beginning      Net      gain (loss)     from         net       realized      Total      value,     Total
                            of       investment      on        investment  investment    capital    distribu-    end of     return
                        the period     income    investments   operations    income       gains       tions    the period  (%) (a)
                        ----------   ----------  -----------   ----------  ----------  ----------   ---------  ----------  -------
MASSACHUSETTS TAX FREE
INCOME FUND

    Class A
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002             $15.82      $ 0.67      $ 0.59        $ 1.26      $(0.68)    $     --      $(0.68)     $16.40     8.1
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)          16.06        0.75       (0.24)         0.51       (0.75)          --       (0.75)      15.82     3.2(b)
    12/31/2000              15.48        0.82        0.57          1.39       (0.81)          --       (0.81)      16.06     9.3(b)
    12/31/1999              17.02        0.82       (1.50)        (0.68)      (0.83)       (0.03)      (0.86)      15.48    (4.1)(b)
    12/31/1998              17.13        0.86       (0.04)         0.82       (0.85)       (0.08)      (0.93)      17.02     4.9(b)

    Class B
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002              15.78        0.57        0.58          1.15       (0.57)          --       (0.57)      16.36     7.4
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)          16.03        0.64       (0.24)         0.40       (0.65)          --       (0.65)      15.78     2.5(b)
    12/31/2000              15.45        0.71        0.58          1.29       (0.71)          --       (0.71)      16.03     8.6(b)
    12/31/1999              16.98        0.71       (1.49)        (0.78)      (0.72)       (0.03)      (0.75)      15.45    (4.7)(b)
    12/31/1998              17.09        0.74       (0.03)         0.71       (0.74)       (0.08)      (0.82)      16.98     4.2(b)

MUNICIPAL INCOME FUND

    Class A
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002             $ 7.25      $ 0.34      $ 0.18        $ 0.52      $(0.34)    $     --      $(0.34)     $ 7.43     7.3
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)           7.39        0.36       (0.14)         0.22       (0.36)          --       (0.36)       7.25     3.0
    12/31/2000               7.17        0.40        0.21          0.61       (0.39)          --       (0.39)       7.39     8.8
    12/31/1999               7.76        0.39       (0.59)        (0.20)      (0.39)          --       (0.39)       7.17    (2.8)
    12/31/1998               7.75        0.39        0.01          0.40       (0.39)          --       (0.39)       7.76     5.3

    Class B
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002               7.25        0.29        0.19          0.48       (0.29)          --       (0.29)       7.44     6.7
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)           7.39        0.31       (0.14)         0.17       (0.31)          --       (0.31)       7.25     2.2
    12/31/2000               7.17        0.35        0.21          0.56       (0.34)          --       (0.34)       7.39     8.0
    12/31/1999               7.76        0.33       (0.59)        (0.26)      (0.33)          --       (0.33)       7.17    (3.5)
    12/31/1998               7.75        0.33        0.01          0.34       (0.33)          --       (0.33)       7.76     4.5

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                Ratios to average net assets:
                -----------------------------


   Net assets,
     end of                     Net investment    Portfolio
   the period      Expenses         income        turnover
      (000)          (%)             (%)          rate (%)
  ------------    -----------    -----------    ------------

----------------------------------------------------------------
    $ 92,053        1.34            4.19             33
----------------------------------------------------------------
      89,376        1.35(c)         4.67             60
      91,785        1.13(c)         5.24             68
      97,270        1.00(c)         5.02             73
     113,910        1.00(c)         4.93            125

----------------------------------------------------------------
       6,742        1.99            3.54             33
----------------------------------------------------------------
       8,313        2.00(c)         4.03             60
       8,715        1.78(c)         4.59             68
       8,874        1.65(c)         4.37             73
       9,026        1.65(c)         4.28            125

----------------------------------------------------------------
    $133,005        1.06            4.67             33
----------------------------------------------------------------
     137,852        1.07            4.89             80
     142,539        0.95            5.39            156
     152,829        0.93            5.13            137
     172,643        0.93            5.03             26

----------------------------------------------------------------
      12,326        1.81            3.92             33
----------------------------------------------------------------
      14,549        1.82            4.14             80
      14,520        1.70            4.64            156
      15,644        1.68            4.38            137
      15,878        1.68            4.28             26

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's, or Fitch. Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

          If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports -- Provide additional information about each
    Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

    Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                To order a free copy of the Funds' annual or
           semiannual report or their SAI, contact your financial
                      representative, or the Funds at:

               CDC IXIS Asset Management Distributors, L.P.,
                   399 Boylston Street, Boston, MA 02116
                          Telephone: 800-225-5478
                      Internet: www.cdcnvestfunds.com

                   Important Notice Regarding Delivery of
                           Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

   Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington,
                                   D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's
          Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

   CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of
 Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public
   Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at
                               www.NASDR.com.

                 (Investment Company Act File No. 811-242)
                 (Investment Company Act File No. 811-4323)

                                 XTF51-0503

                          [LOGO] CDC NVEST FUNDS/SM/
                                 CDC IXIS Asset
                          Management Distributors


WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 14

Management Team.......... Page 19

Fund Services............ Page 21

Financial Performance.... Page 34

                                    [GRAPHIC]



  CDC Nvest Funds
[LOGO] LOOMIS SAYLES & Company L.P.

Loomis Sayles Growth Fund

Loomis Sayles International Equity Fund

Loomis Sayles Research Fund

Loomis Sayles Investment Grade Bond Fund
                                                                     Prospectus
                                                             September 15, 2003

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478
www.cdcnvestfunds.com

Table of Contents


 Goals, Strategies & Risks
 Loomis Sayles Growth Fund............................. 2.
 Loomis Sayles International Equity Fund............... 5.
 Loomis Sayles Research Fund........................... 8.
 Loomis Sayles Investment Grade Bond Fund............. 11.
 Fund Fees & Expenses
 Fund Fees & Expenses................................. 14.
 More About Risk
 More About Risk...................................... 17.
 Management Team
 Meet the Funds' Investment Adviser................... 19.
 Meet the Funds' Portfolio Managers................... 20.
 Fund Services
 Investing in the Funds............................... 21.
 How Sales Charges Are Calculated..................... 22.
 Ways to Reduce or Eliminate Sales Charges............ 24.
 It's Easy to Open an Account......................... 25.
 Buying Shares........................................ 26.
 Selling Shares....................................... 27.
 Selling Shares in Writing............................ 28.
 Exchanging Shares.................................... 29.
 Restrictions on Buying, Selling and Exchanging Shares 29.
 How Fund Shares Are Priced........................... 30.
 Dividends and Distributions.......................... 31.
 Tax Consequences..................................... 31.
 Compensation to Securities Dealers................... 32.
 Additional Investor Services......................... 33.
 Financial Performance
 Financial Performance................................ 34.
 Glossary of Terms
 Glossary of Terms.................................... 38.

   If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

   To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

   Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                   See the back cover of this Prospectus for
                     important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LGRRX   PENDING PENDING

 Investment Goal

   The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
   In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
   Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
   The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)
 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

   For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
3

 Evaluating the Fund's Past Performance


   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]
                                                                                More recent return information
(total return)+                                                                 (1/1/03 - 6/30/03): up 13.7%
                                                                                (up triangle) Highest Quarterly Return:
1993    1994    1995    1996    1997    1998    1999     2000   2001     2002                 Fourth Quarter 1999, up 33.2%
-----   -----   -----   -----   -----   -----   -----   ------  ------   ------ (down triangle) Lowest Quarterly Return:
 9.2%   -3.6%   30.8%   19.9%   24.2%   12.6%   42.2%   -16.2%  -24.8%   -23.1%                 Fourth Quarter 2000, down
                                                                                                23.2%

   + The returns shown in the bar chart above reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.

--------------------------------------------------------------------------------
                                                                             4

   The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index (the "S&P 500"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks, and the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell
1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 and Russell 1000 Growth returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                                                       Since Fund
Average Annual Total Returns                                                                           Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years Past 10 Years (5/16/91)
Class A - Return Before Taxes                                     -27.57%      -6.07%        4.14%       5.87%
   Return After Taxes on Distributions*                           -27.57%     -10.43%        2.69%       2.04%
   Return After Taxes on Distributions & Sales of Fund Shares*    -16.93%      -5.28%       -0.11%       4.23%
Class B - Return Before Taxes                                     -27.62%      -6.05%        3.97%       5.60%
Class C - Return Before Taxes                                     -25.31%      -5.85%        3.86%       5.51%
S&P 500**++                                                       -22.10%      -0.59%        9.34%       9.51%
Russell 1000 Growth**++                                           -27.88%      -3.84%        6.70%       7.51%

   + The returns shown in the table above reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.
   ++ The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.
   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
   ** The returns of each Index do not reflect the effect of taxes. Since inception data for the indices covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of each Index are calculated from 5/31/91.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
5

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles International Equity Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Alexander Muromcew, John Tribolet and Eswar
             Menon
Category: International Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIERX   PENDING PENDING

 Investment Goal

   The Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund generally focuses on stocks of larger companies, but the Fund may invest in securities issued by companies of any size and in securities of issuers located in countries with emerging markets.
   Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution.
   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.
   In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.
   Loomis Sayles uses a "No-Walls Decision Making/SM/" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the teams to be leveraged.
   The Fund may also:
.. Engage in foreign currency hedging transactions and options and futures transactions.
.. Invest in real estate investment trusts ("REITs").
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
  REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
  Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the

--------------------------------------------------------------------------------
                                                                             6

 Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

(total return)+

 1993  1994   1995  1996   1997   1998   1999    2000    2001    2002  More recent return information (1/1/03 -
-----  -----  ----  -----  -----  -----  -----  ------  ------  ------ 6/30/03): up 10.6%
38.5%  -1.8%  8.7%  18.3%  -1.3%  9.0%   89.5%  -27.8%  -23.3%  -19.3% (up arrow) Highest Quarterly Return: Fourth
                                                                                  Quarter 1999, up 65.5%
                                                                       (down arrow) Lowest Quarterly Return: Third
                                                                                    Quarter 2002, down 18.5%

   + The returns shown in the bar chart above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.

--------------------------------------------------------------------------------
7

  Fund's exposure to stock market values, interest rates or the currency exchange rate.
  Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

   For additional information see the section entitled "More About Risk."

 Principal Investment Risks- continued

   The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                                                       Since Fund
Average Annual Total Returns                                                                           Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years Past 10 Years (5/10/91)
Class A - Return Before Taxes                                     -23.98%      -2.80%        4.16%       3.42%
   Return After Taxes on Distributions*                           -23.88%      -4.32%        2.19%       1.69%
   Return After Taxes on Distributions & Sales of Fund Shares*    -14.63%      -2.49%        2.89%       2.34%
Class B - Return Before Taxes                                     -24.12%      -3.00%        3.67%       2.84%
Class C - Return Before Taxes                                     -21.73%      -2.80%        3.57%       2.75%
MSCI EAFE**                                                       -15.94%      -2.89%        4.00%       2.80%

   + The returns shown in the table above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.
   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
   ** The returns of the Index do not reflect the effect of taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2002. The returns of the Index are calculated from 4/30/91.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             8

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Team Management
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LSRRX   PENDING PENDING

 Investment Goal

   The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
   Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index, meet by team to decide which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. The Fund is "style neutral" -- Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)
 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
  Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.
  Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
  Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
  Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
9

 Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class A shares since inception.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]
                                            More recent return information
   (total return)+                          (1/1/03 - 6/30/03): up 11.90%
                                            (up triangle) Highest Quarterly Return: Fourth
    2001      2002                                        Quarter 2001, up 13.6%
   ------    ------                         (down triangle) Lowest Quarterly Return:  Third
   -13.8%    -22.0%                                         Quarter 2002, down 18.5%

+ The returns shown in the bar chart above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.

--------------------------------------------------------------------------------
                                                                             10

   The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index (the "S&P 500"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                               Since Fund
Average Annual Total Returns                                   Inception
(for the periods ended December 31, 2002)+         Past 1 Year (7/31/00)
Class A - Return Before Taxes                        -25.90%    -20.28%
   Return After Taxes on Distributions*              -25.95%    -20.38%
   Return After Taxes on Distributions & Sales of
     Fund Shares*                                    -15.90%    -15.70%
Class B - Return Before Taxes                        -26.53%    -20.32%
Class C - Return Before Taxes                        -24.21%    -19.63%
Standard & Poor's 500 Index**                        -22.10%    -17.05%

   + The returns shown in the table above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.
   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
   ** The returns of the Index do not reflect the effect of taxes. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of the Index are calculated from 7/31/00.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
11

 Evaluating the Fund's Past Performance - continued

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIGRX   PENDING PENDING

 Investment Goal

   The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.
   In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
   Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
   Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, convertible securities and real estate investment trusts ("REITs").
.. Engage in foreign currency hedging transactions, repurchase agreements, options and futures transactions, swap transactions and securities lending. .. Invest in Rule 144A securities.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
  Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

--------------------------------------------------------------------------------
                                                                             12

  REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
  Derivative Securities. Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   For additional information see the section entitled "More About Risk." Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class A shares since inception.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

   1997    1998    1999   2000    2001    2002
  ------  ------  ------ ------  ------  ------- More recent return information (1/1/03 -
   14.3%   2.0%    3.6%   11.0%   5.7%    10.6%  6/30/03): up 13.9%
                                                 (up arrow) Highest Quarterly Return: Second
                                                            Quarter 1997, up 6.6%
                                                 (down arrow) Lowest Quarterly Return: Third
                                                              Quarter 1998, down 3.3%

   + The returns shown in the bar chart above reflect the results of Retail Class shares of the Fund through December 31, 2002, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (January 31, 2002) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Classes after taking into effect the Fund's current expense cap arrangements.

--------------------------------------------------------------------------------
13

   The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Brothers Government/Credit Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                                         Since Fund
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years (12/31/96)
Class A - Return Before Taxes                                      5.62%       5.73%       7.11%
   Return After Taxes on Distributions*                            3.32%       3.12%       4.38%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.36%       3.26%       4.32%
Class B - Return Before Taxes                                      4.09%       5.32%       6.77%
Class C - Return Before Taxes                                      7.36%       5.53%       6.77%
Lehman Brothers Government/Credit Bond Index**                    11.04%       7.62%       7.97%

   + The returns shown in the table above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (January 31, 2002) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.
   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.
** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/96.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             14

                                    [GRAPHIC]




Fund Fees & Expenses

   The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

   (fees paid directly from your investment)

                                               All Funds Except
                                            Investment Grade Bond Fund Investment Grade Bond Fund
                                            Class A  Class B  Class C  Class A  Class B  Class C
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                              5.75%    None     1.00%    4.50%    None     1.00%
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)     (3)     5.00%    1.00%     (3)     5.00%    1.00%
Redemption fees                              None*    None*    None*    None*    None*    None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses/+/

   (expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                         Loomis Sayles           Loomis Sayles                 Loomis Sayles
                        Growth Fund/1/      International Equity Fund/2/     Research Fund/3/
                    Class A Class B Class C Class A   Class B   Class C  Class A Class B  Class C
Management fees      0.50%   0.50%   0.50%   0.75%     0.75%     0.75%     0.50%   0.50%    0.50%
Distribution and/or
   service
   (12b-1) fees**    0.25%   1.00%*  1.00%*  0.25%     1.00%*    1.00%*    0.25%   1.00%*   1.00%*
Other expenses       4.45%   4.45%   4.45%   1.69%     1.69%     1.69%   213.14% 213.14%  213.14%
Total annual fund
   operating
   expenses          5.20%   5.95%   5.95%   2.69%     3.44%     3.44%   213.89% 214.64%  214.64%
Fee Waiver and/or
   expense
   reimbursement     4.10%   4.10%   4.10%   1.44%     1.09%     1.09%   212.79% 212.64%  212.64%
Net Expenses         1.10%   1.85%   1.85%   1.25%     2.35%     2.35%     1.10%   2.00%    2.00%

--------------------------------------------------------------------------------
15

                                                       Loomis Sayles
                                                 Investment Grade Bond Fund/4/
                                                 Class A   Class B   Class C
      Management fees                              0.40%     0.40%     0.40%
      Distribution and/or service (12b-1) fees**   0.25%     1.00%*    1.00%*
      Other expenses                             190.94%   190.94%   190.94%
      Total annual fund operating expenses       191.59%   192.34%   192.34%
      Fee Waiver and/or expense reimbursement    190.79%   190.64%   190.64%
      Net Expenses                                  .80%     1.70%     1.70%

+ Classes B and C shares of each Fund were not outstanding during 2002. Expense information in this table for those classes is based on estimated amounts for the current fiscal year. Retail Class shares converted into Class A shares on September 12, 2003. Expenses for Class A shares are based on the former Retail Class expenses, adjusted to take into account Class A's current fees and expenses.

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets.

1 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.10%, 1.85% and 1.85% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

2 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.25%, 2.35% and 2.35% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

3 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.10%, 2.00% and 2.00% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

4 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.80%, 1.70% and 1.70% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

--------------------------------------------------------------------------------
                                                                             16

                                    [GRAPHIC]




Fund Fees & Expenses

 Example

   This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
   The example assumes that:
.. You invest $10,000 in the Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
   Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                         Loomis Sayles                           Loomis Sayles
                          Growth Fund                      International Equity Fund
            Class A     Class B         Class C     Class A     Class B         Class C
                      (1)     (2)     (1)     (2)             (1)     (2)     (1)     (2)
1 year..... $   681 $   688 $   188 $   386 $   286 $   831 $   847 $   347 $   543 $   443
3 years     $ 1,697 $ 1,704 $ 1,404 $ 1,490 $ 1,490 $ 1,362 $ 1,356 $ 1,056 $ 1,146 $ 1,146
5 years.... $ 2,709 $ 2,797 $ 2,597 $ 2,671 $ 2,671 $ 1,918 $ 1,988 $ 1,788 $ 1,870 $ 1,870
10 years**  $ 5,223 $ 5,345 $ 5,345 $ 5,526 $ 5,526 $ 3,423 $ 3,553 $ 3,553 $ 3,783 $ 3,783
                         Loomis Sayles                     Loomis Sayles Investment
                         Research Fund                          Grade Bond Fund
            Class A     Class B         Class C     Class A     Class B         Class C
                      (1)     (2)     (1)     (2)             (1)     (2)     (1)     (2)
1 year..... $ 9,038 $ 9,049 $ 8,988 $ 9,010 $ 8,998 $ 8,746 $ 8,774 $ 8,697 $ 8,726 $ 8,711
3 years     $10,208 $10,220 $10,220 $10,218 $10,218 $10,220 $10,231 $10,230 $10,228 $10,228
5 years.... $10,225 $10,238 $10,238 $10,236 $10,236 $10,255 $10,266 $10,266 $10,263 $10,263
10 years**+ $10,226 $10,239 $10,239 $10,236 $10,236 $10,256 $10,267 $10,267 $10,264 $10,264

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The example is based on the net expenses for the Growth Fund for the one year period and on the Total Annual Fund Operating Expenses for all other periods. For all other Funds, the example is based on the Total Annual Fund Operating Expenses for all periods.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.
+ Based on the annual average net assets as of September 30, 2002, without the expense reimbursement the expenses of the class would exceed the value of the account during the sixth year for Loomis Sayles Research Fund and during the seventh year for the Loomis Sayles Investment Grade Bond Fund.

--------------------------------------------------------------------------------
17

                                    [GRAPHIC]



More About Risk
More About Risk


   The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

   Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

   Credit Risk (Investment Grade Bond Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than Funds that do not invest in such securities.

   Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

   Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

   Extension Risk (Investment Grade Bond Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

   Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

   High Yield Risk (Investment Grade Bond Fund) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

   Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

   Interest Rate Risk (Investment Grade Bond Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

   Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

   Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

   Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

   Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

   Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

   Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the

--------------------------------------------------------------------------------
                                                                             18

Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

   Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

   Prepayment Risk (Investment Grade Bond Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

   Small Capitalization Companies Risk (Growth, Research and International Equity Fund) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

   Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

                                    [GRAPHIC]



More About Risk
More About Risk

--------------------------------------------------------------------------------
19

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser

   The CDC Nvest Funds family (as described below) currently includes 25 mutual funds. CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and Loomis Sayles Investment Grade Bond Fund (each a "Fund"), which, along with the CDC Nvest Income Funds, CDC Nvest Tax Free Income Funds, CDC Nvest Equity Funds and CDC Nvest Star Funds (each a "CDC Nvest Fund"), constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (each a "Money Market Fund"), constitute the "Money Market Funds."

 Adviser

   Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to each Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for each Fund.

   The advisory fees paid by the Funds during the fiscal year ended September 30, 2002, as a percentage of each Fund's average daily net assets, were 0.50% for Loomis Sayles Growth Fund, 0.75% for Loomis Sayles International Equity Fund, 0.50% for Loomis Sayles Research Fund, and 0.40% for Loomis Sayles Investment Grade Bond Fund.

 Portfolio Trades

   In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                                                                             20

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

Mark B. Baribeau

   Mark B. Barbibeau co-manages the Loomis Sayles Growth Fund. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received a M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Pamela N. Czekanski

   Pamela N. Czekanski co-manages the Loomis Sayles Growth Fund. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She received a B.A. from Middlebury College. Ms. Czekanski holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Daniel J. Fuss

   Daniel J. Fuss co-manages the Loomis Sayles Investment Grade Bond Fund. He also serves as portfolio manager of Loomis Sayles Strategic Income Fund. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss received a B.S. and an M.B.A. from Marquette University. He holds the designation of Chartered Financial Analyst and has over 35 years of investment experience.

Steven Kaseta

   Steven Kaseta co-manages the Loomis Sayles Investment Grade Bond Fund. Mr. Kaseta, Vice President of Loomis Sayles, joined the firm in 1994. He received a A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 21 years of investment experience.

Lauriann Kloppenburg

   Lauriann Kloppenburg leads a team of Loomis Sayles research analysts in managing the Loomis Sayles Research Fund. Ms. Kloppenburg, Vice President and Director of Equity Research of Loomis Sayles, joined the firm in 1982. She received a B.A. from Wellesley College. Ms. Kloppenburg has over 21 years of investment experience.

Eswar Menon

   Eswar Menon co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Menon, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Menon was a portfolio manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 through 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.

Alexander Muromcew

   Alex Muromcew co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Muromcew, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management from 1996 to 1999. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.

Richard D. Skaggs

   Richard D. Skaggs co-manages the Loomis Sayles Growth Fund. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. He received a M.S.M. and B.S. from Oakland University. Mr. Skaggs has over 16 years of investment experience.

John Tribolet

   John Tribolet co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, he was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 through 1999.
Mr. Tribolet received a B.S. from Columbia University and an M.B.A. from the University of Chicago. He has over 10 years of investment experience.

--------------------------------------------------------------------------------
21

                                    [GRAPHIC]



Fund Services
Investing in the Funds


 Choosing a Share Class

   Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

 Class A Shares

.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

.. Investors who were Retail Class Shareholders of the Funds as of September 12,
  2003 and who are not subject to applicable sales charges may purchase additional Class A shares of a CDC Nvest Fund without the imposition of a sales charge.

 Class B Shares

.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

.. Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.
 Class C Shares

.. You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

.. Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses" in this Prospectus.

 Certificates

   Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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                                                                             22

                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated

 Class A Shares

   The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

                          Class A Sales Charges
                      All Funds Except Investment Grade
                                Bond Fund
                        As a % of         As a % of
Your Investment       offering price   your investment
Less than $ 50,000...     5.75%             6.10%
$   50,000 - $ 99,999     4.50%             4.71%
$  100,000 - $249,999     3.50%             3.63%
$  250,000 - $499,999     2.50%             2.56%
$  500,000 - $999,999     2.00%             2.04%
$1,000,000 or more*..     0.00%             0.00%

                         Class A Sales Charges
                            Investment Grade
                               Bond Fund
                       As a % of       As a % of
Your Investment      offering price your investment
Less than $ 100,000.     4.50%           4.71%
$ 100,000 - $249,999     3.50%           3.63%
$ 250,000 - $499,999     2.50%           2.56%
$ 500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*.     0.00%           0.00%

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 Class B Shares

   The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

 Class C Shares

   The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

--------------------------------------------------------------------------------
23

 How the CDSC Is Applied to Your Shares

   The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one, applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

   To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Funds

   If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of deter-mining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

--------------------------------------------------------------------------------
                                                                             24

                                    [GRAPHIC]



Fund Services
Ways to Reduce or Eliminate Sales Charges

 Class A Shares

Reducing Sales Charges

   There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:
.. Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest
  Fund provided in this prospectus over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Combining Accounts -- allows you to combine shares of multiple CDC Nvest
  Funds as provided in this prospectus and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

   These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

 Class A or Class C Shares

Eliminating Sales Charges and CDSCs

   Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any CDC Nvest
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least 100 eligible employees
  (one-year CDSC may apply);
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;
.. Investments of $25,000 or more in CDC Nvest Fund or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

   You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

   If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

 Class A, B or C Shares

Eliminating the CDSC

   As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

.. to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);
.. to make payments through a systematic withdrawal plan; or .. due to shareholder death or disability.

   If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

--------------------------------------------------------------------------------
25

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account


 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                Minimum to Open an
                                                                  Account Using
                                                 Minimum to     Investment Builder     Minimum for
Type of Account                                Open an Account or Payroll Deduction Existing Accounts

Any account other than those listed below          $2,500              $25                $100
Accounts registered under the Uniform Gifts to
Minors Act ("UGMA") or the Uniform Transfers
to Minors Act ("UTMA")                             $2,500              $25                $100
Individual Retirement Accounts ("IRAs")              $500              $25                $100
Coverdell Education Savings Accounts                 $500              $25                $100
Retirement plans with tax benefits such as
corporate pension, profit sharing and Keogh
plans                                                $250              $25                $100
Payroll Deduction Investment Programs for
SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
certain other retirement plans                        $25              N/A                 $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Self-Servicing Your Account

   Buying or selling shares is easy with the services described below:
                    CDC Nvest Funds Personal Access Line(R)

                             800-225-5478, press 1

                            CDC Nvest Funds Web Site

                             www.cdcnvestfunds.com

   You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

   Please see the following pages for other ways to buy, exchange or sell your shares.

--------------------------------------------------------------------------------
                                                                             26

                                    [GRAPHIC]



Fund Services
Buying Shares

                                    Opening an Account                               Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
 By Mail
                     . Make out a check in U.S. dollars for the       . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC Nvest         investment amount, payable to "CDC Nvest
  [GRAPHIC]            Funds." Third party checks and "starter"         Funds." Third party checks and "starter"
                       checks will not be accepted.                     checks will not be accepted.
                     . Mail the check with your completed             . Complete the investment slip from an account
                       application to CDC Nvest Funds, P.O. Box         statement or include a letter specifying the
                       219579, Kansas City, MO 64121-9579.              Fund name, your class of shares, your account
                                                                        number and the registered account name(s).
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into  . Call your investment dealer or CDC Nvest
                       which you are exchanging by calling your         Funds at 800-225-5478 or visit
  [GRAPHIC]            investment dealer or CDC Nvest Funds at          www.cdcnvestfunds.com to request an
                       800-225-5478.                                    exchange.
                     . Call your investment dealer or CDC Nvest
                       Funds or visit www.cdcnvestfunds.com to
                       request an exchange.
 By Wire
                     . Call CDC Nvest Funds at 800-225-5478 to        . Visit www.cdcnvestfunds.com to add shares
                       obtain an account number and wire transfer       to your account by wire. Instruct your bank to
  [GRAPHIC]            instructions. Your bank may charge you for       transfer funds to State Street Bank & Trust
                       such a transfer.                                 Company, ABA# 011000028, and DDA #
                                                                        99011538.
                                                                      . Specify the Fund name, your class of shares,
                                                                        your account number and the registered
                                                                        account name(s). Your bank may charge you
                                                                        for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Ask your bank or credit union whether it is a  . Call CDC Nvest Funds at 800-225-5478 or
                       member of the ACH system.                        visit www.cdcnvestfunds.com to add shares to
  [GRAPHIC]          . Complete the "Bank Information" section on       your account through ACH.
                       your account application.                      . If you have not signed up for the ACH system,
                     . Mail your completed application to CDC           please call CDC Nvest Funds or visit
                       Nvest Funds, P.O. Box 219579, Kansas City,       www.cdcnvestfunds.com for a Service
                       MO 64121-9579.                                   Options Form.
 Automatic Investing Through Investment Builder
                     . Indicate on your application that you would    . Please call CDC Nvest Funds at 800-225-5478
                       like to begin an automatic investment plan       or visit www.cdcnvestfunds.com for a Service
  [GRAPHIC]            through Investment Builder and the amount of     Options Form. A signature guarantee may be
                       the monthly investment ($25 minimum).            required to add this privilege.
                     . Include a check marked "Void" or a deposit     . See the section entitled "Additional Investor
                       slip from your bank account.                     Services."

--------------------------------------------------------------------------------
27

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
   Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your
 Investment Dealer
                     . Call your investment dealer for information.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may
  [GRAPHIC]            be required. See the section entitled "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City,
                       MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330
                       West 9th Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
  [GRAPHIC]          . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in
  [GRAPHIC]            your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
                     . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at
  [GRAPHIC]            800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see
  [GRAPHIC]            above).


 By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)
                     . Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
  [GRAPHIC]          . Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


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                                                                             28

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

              A signature guarantee     A notary public cannot
              protects you against      provide a signature
              fraudulent orders and is  guarantee. A sig-nature
              necessary if:             guarantee can be
              . your address of record  obtained from one of the
                has been changed        following sources:
                within the past 30      . a financial
                days;                     representative or
              . you are selling more      securities dealer;
                than $100,000 worth of  . a federal savings
                shares and you are        bank, cooperative, or
                requesting the            other type of bank;
                proceeds by check;      . a savings and loan or
              . a proceeds check for      other thrift
                any amount is either      institution;
                mailed to an address    . a credit union; or
                other than the address  . a securities exchange
                of record or not          or clearing agency.
                payable to the
                registered owner(s); or
              . the proceeds are sent
                by check, wire, or in
                some circumstances ACH
                to a bank account
                other than a
                previously established
                bank on file.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified             . The request must include the signatures of all those authorized to sign, including title.
 retirement benefit    . Signature guarantee, if applicable (see above).
 plans (except CDC
 Nvest Funds
 prototype
 documents)
 Individual            . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,    . The request must include the signatures of all persons authorized to sign, including title, if
 sole                    applicable.
 proprietorship,       . Signature guarantee, if applicable (see above).
 UGMA/UTMA (minor      . Additional documentation may be required.
 accounts)
 Corporate or          . The request must include the signatures of all persons authorized to sign, including title.
 association
 accounts
 Owners or trustees    . The request must include the signatures of all trustees authorized to sign, including title.
 of trust accounts     . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                       . Signature guarantee, if applicable (see above).
 Joint tenancy         . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants      . Copy of the death certificate.
 are deceased          . Signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney     . The request must include the signatures of the attorney-in-fact, indicating such title.
 (POA)                 . A signature guarantee.
                       . Certified copy of the POA document stating it is still in full force and effect, speci-
                         fying the exact Fund and account number, and certified within 30 days of receipt of instructions.*
 Executors of          . The request must include the signatures of all those authorized to sign, including
 estates,                capacity.
 administrators,       . A signature guarantee.
 guardians,            . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators            Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

--------------------------------------------------------------------------------
29

                                    [GRAPHIC]



Fund Services
Exchanging Shares

   In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers such Class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.
Restrictions on Buying, Selling and Exchanging Shares

 Purchase and Exchange Restrictions

   Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

 Selling Restrictions

   The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

 Restriction                                                       Situation
 The Fund may suspend the right of redemption or postpone          . When the New York Stock Exchange (the "Exchange") is
 payment for more than 7 days:                                       closed (other than a weekend/holiday)
                                                                   . During an emergency
                                                                   . Any other period permitted by the SEC
 The Fund reserves the right to suspend account services or re-    . With a notice of a dispute between registered owners
 fuse transaction requests:                                        . With suspicion/evidence of a fraudulent act
 The Fund may pay the redemption price in whole or in part by a    . When it is detrimental for a Fund to make cash payments as
 distribution in kind of readily marketable securities in lieu of    determined in the sole discretion of the adviser or
 cash or may take up to 7 days to pay a redemption request in        subadviser
 order to raise capital:
 The Fund may withhold redemption proceeds until the check or      . When redemptions are made within 10 calendar days of
 funds have cleared:                                                 purchase by check or ACH of the shares being redeemed

   If you hold certificates representing your shares, they must be sent with your request for it to be honored.
   It is recommended that certificates be sent by registered mail.

 Small Account Policy

   The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

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                                                                             30

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


      Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                         ------------------------------------------------
                                  Number of outstanding shares

   The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

   Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

   Generally, Fund securities are valued as follows:

.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.

.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.

.. Options -- last sale price, or if not available, last offering price.

.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

   The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

--------------------------------------------------------------------------------
31

                                    [GRAPHIC]



Fund Services
Dividends and Distributions

   The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Loomis Sayles Investment Grade Bond Fund declares and pays dividends monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

   Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

   . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

   . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

   .  Receive all distributions in cash.

   For more information or to change your distribution option, contact the CDC Nvest Funds in writing or call 800-225-5478.

   If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

   Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

   For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rate. For more information, see the Statement of Additional Information, under "Income Dividends, Capital Gain Distributions and Tax Status."

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


--------------------------------------------------------------------------------
                                                                             32

   The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

   Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

   A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including International Equity Fund and Investment Grade Bond Fund) would be reduced by any corporate taxes payable by the REIT.

   The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

   You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

   As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

   The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

--------------------------------------------------------------------------------
33

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
   CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
   This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program
   This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
   CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
   This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)
   This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
   Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.


--------------------------------------------------------------------------------
                                                                             34

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Retail Class shares of the Fund (assuming reinvestment of all dividends and distributions). Retail Class shares were converted to Class A shares on September 12, 2003. Class B and Class C shares are newly formed, and were not offered during the periods shown. Except for the period ended March 31, 2003, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.


LOOMIS SAYLES GROWTH FUND (CLASS A)/1/


                                                                For the Period
                                                                Sept. 30, 2002                     Year Ended
                                                                      to       ---------------------------------------------------
                                                                Mar. 31, 2003  Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                                                 (unaudited)     2002      2001      2000      1999      1998*
-                                                               -              ---------------------------------------------------
Net asset value, beginning of period                                $ 3.65      $ 4.12    $14.80    $11.06    $11.59    $12.59
                                                                    ------      ------    ------    ------    ------    ------
Income (loss) from investment operations--
  Net investment income (loss)                                       (0.01)#     (0.03)#   (0.04)#   (0.07)    (0.06)    (0.03)
  Net realized and unrealized gains (loss) on investments             0.12       (0.44)    (7.31)     4.83      2.98     (0.97)
                                                                    ------      ------    ------    ------    ------    ------
   Total from investment operations                                   0.11       (0.47)    (7.35)     4.76      2.92     (1.00)
                                                                    ------      ------    ------    ------    ------    ------
Less distributions--
  Distributions from net realized capital gains                       0.00        0.00     (3.33)    (1.02)    (3.45)     0.00
                                                                    ------      ------    ------    ------    ------    ------
Net asset value, end of period                                      $ 3.76      $ 3.65    $ 4.12    $14.80    $11.06    $11.59
                                                                    ======      ======    ======    ======    ======    ======
Total return (%)***                                                    3.0+      (11.4)    (50.9)     45.3      30.6      (7.9)+
Net assets, end of period (000)                                     $  543      $  456    $  518    $1,028    $  649    $  516
Ratio of net expenses to average net assets (%)****                   1.10++      1.10      1.10      1.10      1.10      1.10++
Ratio of gross expenses to average net assets (%)                     3.91++      5.20      4.11      3.29      4.43      4.74++
Ratio of net investment income (loss) to average net assets (%)      (0.33)++    (0.65)    (0.42)    (0.61)    (0.65)    (0.58)++
Portfolio turnover rate (%)                                            108+        192       281       203       164       118+



                                                                Jan. 2** to
                                                                 Dec. 31,
                                                                   1997
-
Net asset value, beginning of period                              $13.44
                                                                  ------
Income (loss) from investment operations--
  Net investment income (loss)                                     (0.07)
  Net realized and unrealized gains (loss) on investments           3.16
                                                                  ------
   Total from investment operations                                 3.09
                                                                  ------
Less distributions--
  Distributions from net realized capital gains                    (3.94)
                                                                  ------
Net asset value, end of period                                    $12.59
                                                                  ======
Total return (%)***                                                 24.2+
Net assets, end of period (000)                                   $  194
Ratio of net expenses to average net assets (%)****                 1.10++
Ratio of gross expenses to average net assets (%)                  12.96++
Ratio of net investment income (loss) to average net assets (%)    (0.42)++
Portfolio turnover rate (%)                                          116+

/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Growth Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
35

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CLASS A)/1/

                                                                For the Period
                                                                Sept. 30, 2002                    Year Ended
                                                                 to Mar. 31,   -------------------------------------------------
                                                                     2003      Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                                                 (unaudited)     2002      2001      2000      1999      1998*
-----------------------------------------------------------------              --------------------------------------------------
Net asset value, beginning of period                                $ 7.70      $ 9.50    $17.31    $13.73    $10.70    $11.28
                                                                    ------      ------    ------    ------    ------    ------
Income (loss) from investment operations--
  Net investment income (loss)                                        0.04#       0.02#     0.02#    (0.05)#    0.05      0.10
  Net realized and unrealized gain (loss) on investments             (0.17)      (1.80)    (5.89)     4.67      3.28     (0.68)
                                                                    ------      ------    ------    ------    ------    ------
   Total from investment operations                                  (0.13)      (1.78)    (5.87)     4.62      3.33     (0.58)

                                                                    ------      ------    ------    ------    ------    ------
Less distributions--
  Dividends from net investment income                                0.00       (0.02)     0.00     (0.04)    (0.10)     0.00
  Distributions from net realized capital gains                       0.00       (0.00)    (1.94)    (1.00)    (0.20)     0.00
                                                                    ------      ------    ------    ------    ------    ------
   Total distributions                                                0.00       (0.02)    (1.94)    (1.04)    (0.30)     0.00
                                                                    ------      ------    ------    ------    ------    ------
Net asset value, end of period                                      $ 7.57      $ 7.70    $ 9.50    $17.31    $13.73    $10.70
                                                                    ======      ======    ======    ======    ======    ======
Total return (%)***                                                   (1.7)+     (18.8)    (34.7)     33.9      31.6      (5.1)+
Net assets, end of period (000)                                     $1,319      $1,338    $2,793    $5,588    $  261    $  150
Ratio of net expenses to average net assets (%)****                   1.25++      1.25      1.25      1.25      1.25      1.25++
Ratio of gross expenses to average net assets (%)                     2.64++      2.69      1.99      1.67     12.33     10.26++
Ratio of net investment income (loss) to average net assets (%)       1.08++      0.19      0.13     (0.26)     0.29      1.16++
Portfolio turnover rate (%)                                             84+        135       207       226       207        96+


                                                                Jan. 2** to
                                                                 Dec. 31,
                                                                   1997
----------------------------------------------------------------
Net asset value, beginning of period                              $13.16
                                                                  ------
Income (loss) from investment operations--
  Net investment income (loss)                                      0.10#
  Net realized and unrealized gain (loss) on investments           (0.26)
                                                                  ------
   Total from investment operations                                (0.16)

                                                                  ------
Less distributions--
  Dividends from net investment income                             (0.17)
  Distributions from net realized capital gains                    (1.55)
                                                                  ------
   Total distributions                                             (1.72)
                                                                  ------
Net asset value, end of period                                    $11.28
                                                                  ======
Total return (%)***                                                 (1.3)+
Net assets, end of period (000)                                   $  233
Ratio of net expenses to average net assets (%)****                 1.25++
Ratio of gross expenses to average net assets (%)                  16.24++
Ratio of net investment income (loss) to average net assets (%)     0.73++
Portfolio turnover rate (%)                                          119+

/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles International Equity Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.
# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
                                                                             36

                                    [GRAPHIC]



Financial Performance

LOOMIS SAYLES RESEARCH FUND (CLASS A)/1/

                                                For the Period
                                               Sept. 30, 2002 to
                                                 Mar. 31, 2003   Nov. 30, 2001* to
                                                  (unaudited)     Sept. 30, 2002
----------------------------------------------------------------------------------
Net asset value, beginning of period                $ 5.69            $  7.61
                                                    ------            -------
Income (loss) from investment operations--
 Net investment income (loss)                         0.01#              0.01#
 Net realized and unrealized gain (loss) on
   investments                                        0.21              (1.92)
                                                    ------            -------
   Total from investment operations                   0.22              (1.91)
                                                    ------            -------
Less distributions--
 Dividends from net investment income                (0.01)             (0.01)
                                                    ------            -------
Net asset value, end of period                      $ 5.90            $  5.69
                                                    ======            =======
Total return (%)**                                     3.9+             (25.2)+
Net assets, end of period (000)                     $   35            $    17
Ratio of net expenses to average net
 assets (%)***                                        1.10++             1.10++
Ratio of gross expenses to average net
 assets (%)                                          39.22++           213.89++
Ratio of net investment income (loss) to
 average net assets (%)                               0.43++             0.22++
Portfolio turnover rate (%)                             68+               130+

/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Research Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003.
*  Commencement of operations on November 30, 2001.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
37

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CLASS A)1,2

                                                                For the Period
                                                                Sept. 30, 2002  For the Period  For the Period
                                                                      to         Jan. 31, 2002   Oct. 1, 2000  ---------
                                                                Mar. 31, 2003         to              to       Sept. 30,
                                                                 (unaudited)    Sept. 30, 2002+ Dec. 18, 2000    2000
-                                                               -               -               -              ----------
Net asset value, beginning of period                               $10.23           $ 10.18         $ 9.91      $ 9.95
                                                                                    -------         ------      ------
Income (loss) from investment operations--
  Net investment income (loss)                                      0.30#              0.39#          0.13#       0.71#
  Net realized and unrealized gain (loss) on investments            0.70               0.04           0.24       (0.05)
                                                                                    -------         ------      ------
   Total from investment operations                                 1.00               0.43           0.37        0.66
                                                                                    -------         ------      ------
Less distributions--
  Dividends from net investment income                             (0.31)             (0.38)         (0.14)      (0.70)
  Distributions from net realized capital gains                     0.00               0.00           0.00        0.00
                                                                    ------          -------         ------      ------
   Total distributions                                             (0.31)             (0.38)         (0.14)      (0.70)
                                                                    ------          -------         ------      ------
Net asset value, end of period                                     $10.92           $ 10.23         $10.14      $ 9.91
                                                                    ======          =======         ======      ======
Total return (%)***                                                   9.9++             4.3++          3.8++       6.9
Net assets, end of period (000)                                    $   82           $    11         $2,426      $2,250
Ratio of net expenses to average net assets (%)****                  0.80+++           0.80+++        0.80+++     0.80
Ratio of gross expenses to average net assets (%)                   37.39+++         191.59+++        1.91+++     3.01
Ratio of net investment income (loss) to average net assets (%)      5.75+++           5.85+++        6.31+++     7.16
Portfolio turnover rate (%)                                            16++              39++            1++        23

                                                                 Year Ended
                                                                ---------------------Jan. 2** to
                                                                Sept. 30, Sept. 30,   Dec. 31,
                                                                  1999      1998*       1997
-                                                               ---------------------
Net asset value, beginning of period                             $10.27    $10.59      $10.00
                                                                 ------    ------      ------
Income (loss) from investment operations--
  Net investment income (loss)                                     0.64      0.48        0.62#
  Net realized and unrealized gain (loss) on investments          (0.03)    (0.49)       0.78
                                                                 ------    ------      ------
   Total from investment operations                                0.61     (0.01)       1.40
                                                                 ------    ------      ------
Less distributions--
  Dividends from net investment income                            (0.67)    (0.31)      (0.69)
  Distributions from net realized capital gains                   (0.26)     0.00       (0.12)
                                                                 ------    ------      ------
   Total distributions                                            (0.93)    (0.31)      (0.81)
                                                                 ------    ------      ------
Net asset value, end of period                                   $ 9.95    $10.27      $10.59
                                                                 ======    ======      ======
Total return (%)***                                                 6.2      (0.2)++     14.3++
Net assets, end of period (000)                                  $2,561    $1,743      $  862
Ratio of net expenses to average net assets (%)****                0.80      0.80+++     0.80+++
Ratio of gross expenses to average net assets (%)                  3.20      5.25+++    10.95+++
Ratio of net investment income (loss) to average net assets (%)    6.60      6.43+++     6.51+++
Portfolio turnover rate (%)                                          42        48++       112++

/1/ The financial information for periods through March 31, 2003 reflects the financial information for the Loomis Sayles Investment Grade Bond Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003.
2 Retail Class shares of the Loomis Sayles Investment Grade Bond Fund were converted into Institutional Class shares on December 18, 2000. Institutional Class shares have been outstanding since January 2, 1997. The Class recommenced operations on January 31, 2002.
+ As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect to the Retail Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Retail Class decreased from 5.88% to 5.85% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized. The portfolio turnover rate as of September 30, 2001 was 15%.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
                                                                             38

   Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

   Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

   Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

   Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

   Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

   Discounted price -- The difference between a bond's current market price and its face or redemption value.

   Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

   Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

   Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

   Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

   Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

   Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

   Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

   Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

   Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

   Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

   Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

   Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

   Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

   Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Glossary of Terms

--------------------------------------------------------------------------------
39

   Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

   Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

   Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

   Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

   Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             40

                                     Notes






--------------------------------------------------------------------------------
41

                                     Notes






--------------------------------------------------------------------------------
                                                                             42

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.
 To order a free copy of the Fund's annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
                 CDC IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund's reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public
                Reference Section, Washington, D.C. 20549-0102.
 Information on the operation of the Public Reference Room may be obtained by calling the SEC
                              at 1-202-942-8090.
  CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities
  Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
           800-289-9999 or by visiting its Web site at www.NASD.com.
  CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P.,

                  (Investment Company Act File No. 811-6241)
  Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA
                       02116 or call us at 800-225-5478.

--------------------------------------------------------------------------------









                                   XL51-0903

                          [LOGO] CDC NVEST FUNDS/SM/
                                 CDC IXIS Asset
                          Management Distributors


WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 14

Management Team.......... Page 18

Fund Services............ Page 20

Financial Performance.... Page 28

                                    [GRAPHIC]



  CDC Nvest Funds - Class Y
[LOGO] LOOMIS SAYLES & Company L.P.

Loomis Sayles Growth Fund

Loomis Sayles International Equity Fund

Loomis Sayles Research Fund

Loomis Sayles Investment Grade Bond Fund
                                                                     Prospectus
                                                             September 15, 2003

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478
www.cdcnvestfunds.com

Table of Contents


 Goals, Strategies & Risks
 Loomis Sayles Growth Fund............................. 2.
 Loomis Sayles International Equity Fund............... 5.
 Loomis Sayles Research Fund........................... 8.
 Loomis Sayles Investment Grade Bond Fund............. 11.
 Fund Fees & Expenses
 Fund Fees & Expenses................................. 14.
 More About Risk
 More About Risk...................................... 16.
 Management Team
 Meet the Funds' Investment Adviser................... 18.
 Meet the Funds' Portfolio Managers................... 19.
 Fund Services
 It's Easy to Open an Account......................... 20.
 Buying Shares........................................ 21.
 Selling Shares....................................... 22.
 Selling Shares in Writing............................ 23.
 Exchanging Shares.................................... 24.
 Restrictions on Buying, Selling and Exchanging Shares 24.
 How Fund Shares Are Priced........................... 25.
 Dividends and Distributions.......................... 26.
 Tax Consequences..................................... 26.
 Compensation to Securities Dealers................... 27.
 Financial Performance
 Financial Performance................................ 28.
 Glossary of Terms
 Glossary of Terms.................................... 32.

   If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

   To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

   Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

See the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
                LSGRX

 Investment Goal

   The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
   In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
   Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
   The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

   For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
3

 Evaluating the Fund's Past Performance


   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.+

                                    [CHART]

(total return)+                                                                 More recent return information
                                                                                (1/1/03 - 6/30/03): up 13.80%
1993    1994    1995    1996    1997    1998    1999     2000   2001     2002   (up arrow) Highest Quarterly Return: Fourth
-----   -----   -----   -----   -----   -----   -----   ------  ------   ------            Quarter 1999, up 33.2%
 9.2%   -3.6%   30.8%   19.9%   24.2%   12.6%   42.2%   -16.2%  -24.8%   -23.1% (down arrow) Lowest Quarterly Return: Fourth
                                                                                             Quarter 2000, down 23.3%



More recent return information
(1/1/03 - 6/30/03): up 13.80%
(up arrow) Highest Quarterly Return: Fourth
           Quarter 1999, up 33.2%
(down arrow) Lowest Quarterly Return: Fourth
             Quarter 2000, down 23.3%

   + The returns shown in the bar chart above reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.


--------------------------------------------------------------------------------
                                                                             4

   The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Standard & Poor's 500 Index (the "S&P 500"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks, and the Russell 1000 Growth Index ("Russell 1000 Growth"), an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 and Russell 1000 Growth returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                                                       Since Fund
Average Annual Total Returns                                                                           Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years Past 10 Years (5/16/91)
Class Y - Return Before Taxes                                     -23.05%      -4.73%        4.90%       6.54%
   Return After Taxes on Distributions*                           -23.05%      -9.10%        0.65%       2.71%
   Return After Taxes on Distributions & Sales of Fund Shares*    -14.15%      -4.28%        3.32%       4.79%
S & P 500 ++**                                                    -22.10%      -0.59%        9.34%       9.51%
Russell 1000 Growth++**                                           -27.88%      -3.84%        6.70%       7.51%

   + The returns shown in the table above reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.
   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
   ** The returns of each Index do not reflect the effect of taxes. Since inception data for the indices covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of each Index are calculated from 5/31/91.
   ++ The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
5

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles International Equity Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Alexander Muromcew, John Tribolet and Eswar
             Menon
Category: International Equity

Ticker Symbol: Class Y
               -------
               LSIEX

 Investment Goal

   The Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund generally focuses on stocks of larger companies, but the Fund may invest in securities issued by companies of any size and in securities of issuers located in countries with emerging markets.
   Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution.
   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.
   In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.
   Loomis Sayles uses a "No-Walls Decision Making/SM/" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the teams to be leveraged.
   The Fund may also:
.. Engage in foreign currency hedging transactions and options and futures transactions.
.. Invest in real estate investment trusts ("REITs").
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
  REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
  Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the

--------------------------------------------------------------------------------
                                                                             6

  Fund's exposure to stock market values, interest rates or the currency exchange rate.
  Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

   For additional information see the section entitled "More About Risk."


 Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.+

                                    [CHART]

(total return)+

 1993  1994   1995  1996   1997   1998   1999    2000    2001    2002  More recent return information (1/1/03 -
-----  -----  ----  -----  -----  -----  -----  ------  ------  ------ 6/30/03): up 10.74%
38.5%  -1.8%  8.7%  18.3%  -1.3%  9.0%   89.5%  -27.8%  -23.3%  -19.3% (up arrow) Highest Quarterly Return: Fourth
                                                                                  Quarter 1999, up 65.8%
                                                                       (down arrow) Lowest Quarterly Return: Third
                                                                                    Quarter 2002, down 18.5%

   + The returns shown in the bar chart above reflect the results of Institutional Class shares of the Fund through December 31, 2002, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.

--------------------------------------------------------------------------------
7

   The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                                                       Since Fund
Average Annual Total Returns                                                                           Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years Past 10 Years (5/10/91)
Class Y - Return Before Taxes                                     -19.04%      -1.28%        4.98%       4.11%
   Return After Taxes on Distributions*                           -19.12%      -2.96%        2.94%       2.33%
   Return After Taxes on Distributions & Sales of Fund Shares*    -11.69%      -1.40%        3.54%       2.90%
MSCI EAFE**                                                       -15.94%      -2.89%        4.00%       2.80%

   + The returns shown in the table above reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.
   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
   ** The returns of the Index do not reflect the effect of taxes. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of the Index are calculated from 4/30/91.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             8

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Team Management
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               LISRX

 Investment Goal

   The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
   Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index, meet by team to decide which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. The Fund is "style neutral" -- Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
  Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.
  Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
  Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
  Derivative Securities: Subject to change in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
9

 Evaluating the Fund's Past Performance


   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.+

                                    [CHART]
                                            More recent return information (1/1/03 -
   (total return)+                          6/30/03): up 12.07%
                                            (up arrow) Highest Quarterly Return: Fourth
    2001      2002                                     Quarter 2001, up 13.6%
   ------    ------                         (down arrow) Lowest Quarterly Return: Third
   -13.8%    -22.0%                                      Quarter 2002, down 18.3%

+ The returns shown in the bar chart above reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.

--------------------------------------------------------------------------------
                                                                             10

   The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Standard & Poor's 500 Index (the "S&P 500"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                    Since Fund
Average Annual Total Returns                                        Inception
(for the periods ended December 31, 2002)+              Past 1 Year (7/31/00)
Class Y - Return Before Taxes                             -21.77%    -18.37%
   Return After Taxes on Distributions*                   -21.91%    -18.52%
   Return After Taxes on Distributions & Sales of Fund
     Shares*                                              -13.37%    -14.30%
Standard & Poor's 500 Index**                             -22.10%    -17.05%

   + The returns shown in the table above reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.
   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
   ** The returns of the Index do not reflect the effect of taxes. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of the Index are calculated from 7/31/00.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
11

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income

Ticker Symbol: Class Y
               -------
                LSIIX

 Investment Goal

   The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.
   In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
   Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
   Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, convertible securities and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and real estate investment trusts ("REITs").
.. Engage in foreign currency hedging transactions, repurchase agreements, options and futures transactions, swap transactions and securities lending. .. Invest in Rule 144A securities.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
  Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

--------------------------------------------------------------------------------
                                                                             12

  Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.
  REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
  Derivative Securities. Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   For additional information see the section entitled "More About Risk."

 Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.+

                                    [CHART]

   1997    1998    1999   2000    2001    2002
  ------  ------  ------ ------  ------  ------- More recent return information (1/1/03 -
   14.3%   2.0%    3.6%   11.0%   5.7%    10.6%  6/30/03): up 14.12%
                                                 (up arrow) Highest Quarterly Return: Second
                                                            Quarter 1997, up 6.6%
                                                 (down arrow) Lowest Quarterly Return: Third
                                                              Quarter 1998, down 3.3%

+ The returns shown in the bar chart above reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.


--------------------------------------------------------------------------------
13

   The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Brothers Government/Credit Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                            Since Fund
Average Annual Total Returns                                                Inception
(for the periods ended December 31, 2002)+         Past 1 Year Past 5 Years (12/31/96)
Class Y - Return Before Taxes                        10.84%       6.97%       8.19%
   Return After Taxes on Distributions*               8.33%       4.23%       5.33%
   Return After Taxes on Distributions & Sales of
     Fund Shares*                                     6.56%       4.20%       5.16%
Lehman Brothers Government/Credit Bond Index**       11.04%       7.62%       7.97%

   + The returns shown in the table above reflect the results of Institutional Class shares of the Fund through December 31, 2002, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.
   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.
   ** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/96.

   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             14

                                    [GRAPHIC]



Fund Fees & Expenses

   The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

   (fees paid directly from your investment)

                                                 All Funds Class Y
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)                None
Maximum deferred sales charge (load) (as a
    percentage of original purchase price or
    redemption proceeds, as applicable)                None
Redemption fees                                        None*

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

   (expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                                                                        Loomis Sayles
                            Loomis Sayles                                                Investment
                               Growth            Loomis Sayles          Loomis Sayles    Grade Bond
                               Fund/1/    International Equity Fund/2/ Research Fund/3/    Fund/4/
                               Class Y              Class Y                Class Y         Class Y
Management fees                 0.50%                0.75%                  0.50%           0.40%
Other expenses                  0.82%                0.68%                  0.96%           0.73%
Total annual fund operating
 expenses                       1.32%                1.43%                  1.46%           1.13%
Fee Waiver and/or expense
 reimbursement                  0.47%                0.43%                  0.61%           0.58%
Net Expenses                    0.85%                1.00%                  0.85%           0.55%

1 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

2 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

3 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

4 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.55% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

--------------------------------------------------------------------------------
15

 Example

   This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
   The example assumes that:
.. You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
   Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                                                Loomis Sayles
         Loomis Sayles       Loomis Sayles       Loomis Sayles Investment Grade
          Growth Fund  International Equity Fund Research Fund    Bond Fund
            Class Y             Class Y             Class Y        Class Y
1 year..    $   87              $  146              $  149          $  115
3 years     $  372              $  452              $  462          $  359
5 years.    $  678              $  782              $  797          $  622
10 years    $1,549              $1,713              $1,746          $1,375

* The example is based on the net expenses for the Growth Fund for the 1-year period and on Total Annual Fund Operating Expenses for all other periods. For all other Funds, the example is based on Total Annual Fund Operating Expenses for all periods.

--------------------------------------------------------------------------------
                                                                             16

                                    [GRAPHIC]



More About Risk
More About Risk

   The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

   Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

   Credit Risk (Investment Grade Bond Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than Funds that do not invest in such securities.

   Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

   Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

   Extension Risk (Investment Grade Bond Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

   Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

   High Yield Risk (Investment Grade Bond Fund) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

   Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

   Interest Rate Risk (Investment Grade Bond Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

   Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

   Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

   Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

   Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

   Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

   Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the

--------------------------------------------------------------------------------
17

   Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

   Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

   Prepayment Risk (Investment Grade Bond Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

   Small Capitalization Companies Risk (Growth, Research and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

   Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
                                                                             18

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser

The CDC Nvest Funds family (as described below) currently include 25 mutual funds. CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and the Loomis Sayles Investment Grade Bond Fund (each a "Fund"), which, along with the CDC Nvest Income Funds, CDC Nvest Tax Free Income Funds, CDC Nvest Equity Funds and CDC Nvest Star Funds (each a "CDC Nvest Fund"), constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (each, a "Money Market Fund"), constitute the "Money Market Funds."

 Adviser

   Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the CDC Nvest Funds. Loomis Sayles is a subsidiary of CDC IXIS North America ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for the CDC Nvest Funds.

   The advisory fees paid by the Funds during the fiscal year ended September 30, 2002, as a percentage of each Fund's average daily net assets, were 0.50% for Loomis Sayles Growth Fund, 0.75% for Loomis Sayles International Equity Fund, 0.50% for Loomis Sayles Research Fund, 0.40% for Loomis Sayles Investment Grade Bond Fund.

 Portfolio Trades

   In placing portfolio trades, Loomis may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

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19

                                    [GRAPHIC]



Management Team

Meet the Funds' Portfolio Managers

Mark B. Baribeau

   Mark B. Barbibeau co-manages the Loomis Sayles Growth Fund. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received a M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Pamela N. Czekanski

   Pamela N. Czekanski co-manages the Loomis Sayles Growth Fund. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She received a B.A. from Middlebury College. Ms. Czekanski holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Daniel J. Fuss

   Daniel J. Fuss co-manages the Loomis Sayles Investment Grade Bond Fund. He also serves as portfolio manager of Loomis Sayles Strategic Income Fund. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss received a B.S. and an M.B.A. from Marquette University. He holds the designation of Chartered Financial Analyst and has over 35 years of investment experience.

Steven Kaseta

   Steven Kaseta co-manages the Loomis Sayles Investment Grade Bond Fund. Mr. Kaseta, Vice President of Loomis Sayles, joined the firm in 1994. He received an A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 21 years of investment experience.

Lauriann Kloppenburg

   Lauriann Kloppenburg leads a team of Loomis Sayles research analysts in managing the Loomis Sayles Research Fund. Ms. Kloppenburg, Vice President and Director of Equity Research of Loomis Sayles, joined the firm in 1982. She received a B.A. from Wellesley College. Ms. Kloppenburg has over 21 years of investment experience.

Eswar Menon

   Eswar Menon co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Menon, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Menon was a portfolio manager for Emerging Countries at Nicholas Applegate Capital Management. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.

Alexander Muromcew

   Alex Muromcew co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Muromcew, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.

Richard D. Skaggs

   Richard D. Skaggs co-manages the Loomis Sayles Growth Fund. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. He received a M.S.M. and B.S. from Oakland University. Mr. Skaggs has over 16 years of investment experience.

John Tribolet

   John Tribolet co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, he was a portfolio manager for European Equities at Nicholas Applegate Capital Management. Mr. Tribolet received a B.S. from Columbia University and an MBA from the University of Chicago. He has over 10 years of investment experience.

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                                                                             20

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1. Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

   Class Y shares of the Fund may be purchased by the following entities at the following investment minimums:

   A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

.. Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

.. Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

.. Insurance Company Accounts of New England Financial, Metropolitan Life
  Insurance Company ("MetLife") or their affiliates.

.. Separate Accounts of New England Financial, MetLife or their affiliates.

.. Wrap Fee Programs of certain broker-dealers not being paid by the Fund, Loomis Sayles or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

.. Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

.. Deferred Compensation Plan Accounts of New England Life Insurance Company
  ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

.. Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties, and they should contact such parties regarding information regarding such fees.

3.You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

   You will not receive certificates representing Class Y shares.

--------------------------------------------------------------------------------
21

                                    [GRAPHIC]



Fund Services
Buying Shares

                                   Opening an Account                              Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
 By Mail
                     . Make out a check in U.S. dollars for the      . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC Nvest        investment amount, payable to "CDC Nvest
  [GRAPHIC]            Funds." Third party checks and "starter"        Funds." Third party checks and "starter"
                       checks will not be accepted.                    checks will not be accepted.
                     . Mail the check with your completed            . Complete the investment slip from an account
                       application to CDC Nvest Funds, P.O. Box        statement or include a letter specifying the
                       219579, Kansas City, MO 64121-9579.             Fund name, your class of shares, your account
                                                                       number and the registered account name(s).
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into . Call your investment dealer or CDC Nvest
                       which you are exchanging by calling your        Funds at 800-225-5478 to request an
  [GRAPHIC]            investment dealer or CDC Nvest Funds at         exchange.
                       800-225-5478.
                     . Call your investment dealer or CDC Nvest
                       Funds to request an exchange.
 By Wire
                     . Call CDC Nvest Funds at 800-225-5478 to       . Instruct your bank to transfer funds to State
                       obtain an account number and wire transfer      Street Bank & Trust Company, ABA#
  [GRAPHIC]            instructions. Your bank may charge you for      011000028, and DDA # 99011538.
                       such a transfer.                              . Specify the Fund name, your class of shares,
                                                                       your account number and the registered
                                                                       account name(s). Your bank may charge you
                                                                       for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Ask your bank or credit union whether it is a . Call CDC Nvest Funds at 800-225-5478 to
                       member of the ACH system.                       add shares to your account through ACH.
  [GRAPHIC]          . Complete the "Bank Information" section on    . If you have not signed up for the ACH system,
                       your account application.                       please call CDC Nvest Funds for a Service
                     . Mail your completed application to CDC          Options Form.
                       Nvest Funds, P.O. Box 219579, Kansas City,
                       MO 64121-9579.

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                                                                             22

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
   Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your
 Investment Dealer
                     . Call your investment dealer for information.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds.
  [GRAPHIC]            Additional materials may be required. See the section entitled "Selling Shares in
                       Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City,
                       MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330
                       West 9th Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
  [GRAPHIC]          . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in
  [GRAPHIC]            your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
                     . If you have not signed up for the ACH system on your application, please call CDC Nvest
  [GRAPHIC]            Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see
  [GRAPHIC]            above).



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23

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

   If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

            A signature guarantee          A notary public
         protects you against           cannot provide a
         fraudulent orders and is       signature guarantee. A
         necessary if:                  signature guarantee can
         . your address of record       be obtained from one of
           has been changed             the following sources:
           within the past 30           . a financial
           days;                          representative or
         . you are selling more           securities dealer;
           than $100,000 worth of       . a federal savings
           shares and you are             bank, cooperative, or
           requesting the                 other type of bank;
           proceeds by check;           . a savings and loan or
         . a proceeds check for           other thrift
           any amount is either           institution;
           mailed to an address         . a credit union; or
           other than the address       . a securities exchange
           of record or not               or clearing agency.
           payable to the
           registered owner(s); or
         . the proceeds are sent
           by check, wire, or in
           some circumstances ACH
           to a bank account
           other than a
           previously established
           bank on file.

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                                                                             24

                                    [GRAPHIC]



Fund Services
Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any other fund that offers Class Y shares, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares or for Class A shares of a Money Market Fund. Former shareholders of the Kobrick Growth Fund who received Class Y shares of the CDC Nvest Large Cap Growth Fund in the reorganization of their Fund may also exchange their shares (load free) for Class A shares of any CDC Nvest Fund that does not offer Class Y shares. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of a fund shares for shares of another fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.
Restrictions on Buying, Selling and Exchanging Shares

 Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

 Restriction                                                       Situation
 The Fund may suspend the right of redemption or postpone          . When the New York Stock Exchange (the "Exchange") is
 payment for more than 7 days:                                       closed (other than a weekend/holiday)
                                                                   . During an emergency
                                                                   . Any other period permitted by the SEC
 The Fund reserves the right to suspend account services or re-    . With a notice of a dispute between registered owners
 fuse transaction requests:                                        . With suspicion/evidence of a fraudulent act
 The Fund may pay the redemption price in whole or in part by a    . When it is detrimental for a Fund to make cash payments as
 distribution in kind of readily marketable securities in lieu of    determined in the sole discretion of the adviser or
 cash or may take up to 7 days to pay a redemption request in        subadviser
 order to raise capital:
 The Fund may withhold redemption proceeds until the check or      . When redemptions are made within 10 calendar days of
 funds have cleared:                                                 purchase by check or ACH of the shares being redeemed

 Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

--------------------------------------------------------------------------------
25

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -----------------------------------------------------
                                       Number of outstanding shares

   The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

   Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

   Generally, Fund securities are valued as follows:

.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.

.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.

.. Options -- last sale price, or if not available, last offering price.

.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

   The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

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                                                                             26

                                    [GRAPHIC]



Fund Services
Dividends and Distributions

   The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Loomis Sayles Investment Grade Bond Fund declares and pays dividends monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

   Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

   . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

   .  Receive all distributions in cash.

   For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

   If you earn more than $10 annually in taxable income from a CDC Nvest Funds held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

   Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

   For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rate. For more information, see the Statement of Additional Information, under "Income Dividends, Capital Gain Distributions and Tax Status."

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

   The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

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27

   Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

   A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including International Equity Fund and Investment Grade Bond Fund) would be reduced by any corporate taxes payable by the REIT.

   The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another CDC Nvest Funds or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

   You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

   The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

--------------------------------------------------------------------------------
                                                                             28

                                    [GRAPHIC]



Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). Institutional Class shares were converted to Class Y shares on September 12, 2003. Except for the period ended March 31, 2003, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

LOOMIS SAYLES GROWTH FUND (CLASS Y)/1/

                                                                For the Period
                                                                Sept. 30, 2002                            Year Ended
                                                                      to        -----------------------------------------
                                                                Mar. 31, 2003   Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,
                                                                 (unaudited)      2002       2001       2000      1999
-----------------------------------------------------------------               ------------------------------------------
Net asset value, beginning of period                               $  3.75       $  4.23    $ 15.00    $ 11.17   $ 11.65
                                                                   -------       -------    -------    -------   -------
Income (loss) from investment operations--
  Net investment income (loss)                                       (0.00)#,##    (0.02)#    (0.02)#    (0.05)    (0.04)
  Net realized and unrealized gain (loss) on investments              0.13         (0.46)     (7.42)      4.90      3.01
                                                                   -------       -------    -------    -------   -------
   Total from investment operations                                   0.13         (0.48)     (7.44)      4.85      2.97
                                                                   -------       -------    -------    -------   -------
Less distributions--
  Distributions from net realized capital gains                       0.00          0.00      (3.33)     (1.02)    (3.45)
                                                                   -------       -------    -------    -------   -------
Net asset value, end of period                                     $  3.88       $  3.75    $  4.23    $ 15.00   $ 11.17
                                                                   =======       =======    =======    =======   =======
Total return (%)**                                                     3.5+        (11.4)     (50.8)      45.6      30.9
Net assets, end of period (000)                                    $22,783       $19,635    $21,653    $45,328   $28,235
Ratio of net expenses to average net assets (%)***                    0.85++        0.85       0.85       0.85      0.85
Ratio of gross expenses to average net assets (%)                     1.25++        1.32       1.24       1.01      1.18
Ratio of net investment income (loss) to average net assets (%)      (0.09)++      (0.39)     (0.17)     (0.36)    (0.40)
Portfolio turnover rate (%)                                            108+          192        281        203       164


                                                                --------------------
                                                                Sept. 30,   Dec. 31,
                                                                  1998*       1997
------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 12.63    $ 13.44
                                                                 -------    -------
Income (loss) from investment operations--
  Net investment income (loss)                                     (0.03)     (0.04)
  Net realized and unrealized gain (loss) on investments           (0.95)      3.17
                                                                 -------    -------
   Total from investment operations                                (0.98)      3.13
                                                                 -------    -------
Less distributions--
  Distributions from net realized capital gains                     0.00      (3.94)
                                                                 -------    -------
Net asset value, end of period                                   $ 11.65    $ 12.63
                                                                 =======    =======
Total return (%)**                                                  (7.8)+     24.5
Net assets, end of period (000)                                  $24,663    $32,149
Ratio of net expenses to average net assets (%)***                  0.85++     0.85
Ratio of gross expenses to average net assets (%)                   1.02++     0.98
Ratio of net investment income (loss) to average net assets (%)    (0.32)++   (0.26)
Portfolio turnover rate (%)                                          118+       116


/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Growth Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
## Amount is less than $0.01 per share.

--------------------------------------------------------------------------------
29

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CLASS Y)/1/

                                                                For the Period
                                                                Sept. 30, 2002                            Year Ended
                                                                      to       -------------------------------------------
                                                                Mar. 31, 2003  Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30,
                                                                 (unaudited)     2002       2001        2000       1999
-----------------------------------------------------------------              --------------------------------------------
Net asset value, beginning of period                               $  7.78      $  9.61    $ 17.41   $  13.79     $ 10.74
                                                                   -------      -------    -------   --------     -------
Income (loss) from investment operations--
  Net investment income (loss)                                        0.05**       0.04**     0.05**    (0.06)**     0.07
  Net realized and unrealized gain (loss) on investments             (0.16)       (1.83)     (5.91)      4.77        3.31
                                                                   -------      -------    -------   --------     -------
   Total from investment operations                                  (0.11)       (1.79)     (5.86)      4.71        3.38
                                                                   -------      -------    -------   --------     -------
Less distributions--
  Dividends from net investment income                               (0.02)       (0.04)      0.00      (0.09)      (0.13)
  Distributions from net realized capital gains                      (0.00)        0.00      (1.94)     (1.00)      (0.20)
                                                                   -------      -------    -------   --------     -------
   Total distributions                                               (0.02)       (0.04)     (1.94)     (1.09)      (0.33)
                                                                   -------      -------    -------   --------     -------
Net asset value, end of period                                     $  7.65      $  7.78    $  9.61   $  17.41     $ 13.79
                                                                   =======      =======    =======   ========     =======
Total return (%)***                                                   (1.4)+      (18.7)     (34.5)      34.4        32.0
Net assets, end of period (000)                                    $38,776      $44,101    $54,080   $107,792     $79,415
Ratio of net expenses to average net assets (%)****                   1.00++       1.00       1.00       1.00        1.00
Ratio of gross expenses to average net assets (%)                     1.41++       1.43       1.35       1.15        1.22
Ratio of net investment income (loss) to average net assets (%)       1.25++       0.47       0.34      (0.32)       0.53
Portfolio turnover rate (%)                                             84+         135        207        226         207


                                                                -------------------
                                                                Sept. 30,  Dec. 31,
                                                                  1998*      1997
------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 11.30   $ 13.16
                                                                 -------   -------
Income (loss) from investment operations--
  Net investment income (loss)                                      0.14      0.15**
  Net realized and unrealized gain (loss) on investments           (0.70)    (0.27)
                                                                 -------   -------
   Total from investment operations                                (0.56)    (0.12)
                                                                 -------   -------
Less distributions--
  Dividends from net investment income                              0.00     (0.19)
  Distributions from net realized capital gains                     0.00     (1.55)
                                                                 -------   -------
   Total distributions                                              0.00     (1.74)
                                                                 -------   -------
Net asset value, end of period                                   $ 10.74   $ 11.30
                                                                 =======   =======
Total return (%)***                                                 (5.0)+    (1.0)
Net assets, end of period (000)                                  $68,464   $82,188
Ratio of net expenses to average net assets (%)****                 1.00++    1.00
Ratio of gross expenses to average net assets (%)                   1.18++    1.16
Ratio of net investment income (loss) to average net assets (%)     1.49++    1.12
Portfolio turnover rate (%)                                           96+      119


/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles International Equity Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

--------------------------------------------------------------------------------
                                                                             30

                                    [GRAPHIC]



Financial Performance

LOOMIS SAYLES RESEARCH FUND (CLASS Y)/1/

                                               For the Period
                                               Sept. 30, 2002     Year Ended
                                                     to       ------------------
                                               Mar. 31, 2003  Sept. 30, Sept. 30,  July 31* to
                                                (unaudited)     2002      2001    Sept. 30, 2000
------------------------------------------------              ----------------------------------
Net asset value, beginning of period              $  5.71      $  6.85   $10.54       $10.00
                                                  -------      -------   ------       ------
Income (loss) from investment operations--
 Net investment income (loss)                        0.02#        0.03#    0.01#        0.00
 Net realized and unrealized gain (loss) on
   investments                                       0.20        (1.16)   (3.65)        0.54
                                                  -------      -------   ------       ------
   Total from investment operations                  0.22        (1.13)   (3.64)        0.54
                                                  -------      -------   ------       ------
Less distributions--
 Dividends from net investment income               (0.03)       (0.01)    0.00         0.00
 Distributions from net realized capital
   gains                                             0.00         0.00    (0.05)        0.00
                                                  -------      -------   ------       ------
   Total distributions                              (0.03)       (0.01)   (0.05)        0.00
                                                  -------      -------   ------       ------
Net asset value, end of period                    $  5.90      $  5.71   $ 6.85       $10.54
                                                  =======      =======   ======       ======
Total return (%)**                                    3.8+       (16.6)   (34.7)         5.4+
Net assets, end of period (000)                   $17,388      $15,889   $4,245       $3,510
Ratio of net expenses to average net
 assets (%)***                                       0.85++       0.89     1.15         1.15++
Ratio of gross expenses to average net
 assets (%)                                          1.32++       1.46     4.26         8.02++
Ratio of net investment income (loss) to
 average net assets (%)                              0.67++       0.36     0.09        (0.14)++
Portfolio turnover rate (%)                            68+         130      171           20+



/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Research Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003.
*  Commencement of operations on July 31, 2000.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
31

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CLASS Y)/1/

                                                                For the Period
                                                                Sept. 30, 2002                 Fiscal Year Ended
                                                                      to       -----------------------------------------------
                                                                Mar. 31, 2003  Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                                                 (unaudited)     2002+     2001      2000      1999      1998*
-----------------------------------------------------------------              ---------------------------------------------------
Net asset value, beginning of period                                $10.23      $10.09    $ 9.92    $ 9.96    $10.28    $10.59
                                                                    ------      ------    ------    ------    ------    ------
Income (loss) from investment operations--
  Net investment income (loss)                                        0.31#       0.62#     0.65#     0.73#     0.76      0.52
  Net realized and unrealized gain (loss) on investments              0.70        0.09      0.18     (0.05)    (0.12)    (0.50)
                                                                    ------      ------    ------    ------    ------    ------
   Total from investment operations                                   1.01        0.71      0.83      0.68      0.64      0.02
                                                                    ------      ------    ------    ------    ------    ------
Less distributions--
  Dividends from net investment income                               (0.32)      (0.55)    (0.66)    (0.72)    (0.70)    (0.33)
  Distributions from net realized capital gains                       0.00       (0.02)     0.00      0.00     (0.26)     0.00
                                                                    ------      ------    ------    ------    ------    ------
   Total distributions                                               (0.32)      (0.57)    (0.66)    (0.72)    (0.96)    (0.33)
                                                                    ------      ------    ------    ------    ------    ------
Net asset value, end of period                                      $10.92      $10.23    $10.09    $ 9.92    $ 9.96    $10.28

                                                                    ======      ======    ======    ======    ======    ======
Total return (%)***                                                   10.1++       7.2       8.6       7.2       6.5       0.0++
Net assets, end of period (000)                                     $7,937      $7,874    $8,549    $2,905    $2,427    $2,778
Ratio of net expenses to average net assets (%)****                   0.55+++     0.55      0.55      0.55      0.55      0.55+++
Ratio of gross expenses to average net assets (%)                     0.92+++     1.13      1.36      3.23      2.87      4.19+++
Ratio of net investment income (loss) to average net assets (%)       6.03+++     6.08      6.43      7.35      6.83      6.68+++
Portfolio turnover rate (%)                                             16++        39        15        23        42        48++


                                                                Jan. 2** to
                                                                 Dec. 31,
                                                                   1997
----------------------------------------------------------------
Net asset value, beginning of period                              $10.00
                                                                  ------
Income (loss) from investment operations--
  Net investment income (loss)                                      0.65
  Net realized and unrealized gain (loss) on investments            0.77
                                                                  ------
   Total from investment operations                                 1.42
                                                                  ------
Less distributions--
  Dividends from net investment income                             (0.71)
  Distributions from net realized capital gains                    (0.12)
                                                                  ------
   Total distributions                                             (0.83)
                                                                  ------
Net asset value, end of period                                    $10.59

                                                                  ======
Total return (%)***                                                 14.5++
Net assets, end of period (000)                                   $2,445
Ratio of net expenses to average net assets (%)****                 0.55+++
Ratio of gross expenses to average net assets (%)                   7.59+++
Ratio of net investment income (loss) to average net assets (%)     6.74+++
Portfolio turnover rate (%)                                          112++


/1 /The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Investment Grade Bond Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003.
+ As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect to the Institutional Class per share net investment income and net realized and unrealized gain
   (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 6.10% to 6.08% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++   Periods less than one year are not annualized.
+++  Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
                                                                             32

   Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

   Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

   Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

   Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

   Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

   Discounted price -- The difference between a bond's current market price and its face or redemption value.

   Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

   Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

   Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

   Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

   Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

   Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

   Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

   Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

   Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

   Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

   Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

   Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

   Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

   Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.



Glossary of Terms

--------------------------------------------------------------------------------
33

   Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

   Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

   Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

   Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

   Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             34

                                     Notes






--------------------------------------------------------------------------------
35

--------------------------------------------------------------------------------
                                                                             35

                                     Notes

                                     Notes






--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
                                                                             37

                                     Notes

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.
 To order a free copy of the Fund's annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund's reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public
                Reference Section, Washington, D.C. 20549-0102.
 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.
  CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities
  Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
           800-289-9999 or by visiting its Web site at www.NASD.com.
  CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC

                  (Investment Company Act File No. 811-6241)

  IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399
   Boylston Street - 6th Floor, Boston, MA 02116 or call us at 800-225-5478.
--------------------------------------------------------------------------------
                                   YL51-0903